                              NYLIAC VARIABLE
                                 UNIVERSAL
                                       LIFE


                                    Semi-Annual Report


                                           Unaudited June 30, 1997



















                           [NEW YORK LIFE LOGO]  The Company You Keep (R)

                               TABLE OF CONTENTS

President's Letter......................   2
NYLIAC Variable Universal Life
  Performance Summary...................   4
MacKay-Shields Financial Corporation
  Adviser's Report......................   6
New York Life Insurance Company
  Adviser's Report......................   8
Portfolio Managers' Comments............   9

NYLIAC Variable Universal Life Separate
Account I
Statement of Assets and Liabilities.....   40
Statement of Operations.................   42
Statement of Changes in Total Equity....   44
Note 1 -- Organization and Accounting
  Policies..............................   49
Note 2 -- Investments...................   50
Note 3 -- Mortality and Expense Risk
  Charges...............................   52
Note 4 -- Distribution of Net Income....   52
Note 5 -- Cost to Policyowners..........   54
Note 6 -- Unit Transactions.............   56
Note 7 -- Selected Per Unit Data........   60

MainStay VP Series Fund, Inc.
Chairman's Letter.......................   64
Capital Appreciation Portfolio..........   65
Cash Management Portfolio...............   69
Convertible Portfolio...................   73
Government Portfolio....................   78
High Yield Corporate Bond Portfolio.....   82
International Equity Portfolio..........   90
Total Return Portfolio..................   98
Value Portfolio.........................   105
Bond Portfolio..........................   109
Growth Equity Portfolio.................   113
Indexed Equity Portfolio................   118
Note 1 -- Organization and Business.....   128
Note 2 -- Significant Accounting
  Policies..............................   128
Note 3 -- Fees and Related Party
  Policies..............................   134
Note 4 -- Federal Income Tax............   136
Note 5 -- Financial Investments.........   136
Note 6 -- Portfolio Securities Loaned...   136
Note 7 -- Purchases and Sales of
  Securities............................   138
Note 8 -- Capital Share Transactions....   138

Alger American Small Capitalization
  Portfolio.............................   A1
Calvert Socially Responsible
  Portfolio.............................   B1
Fidelity Variable Insurance Products
  Fund II: Contrafund Portfolio.........   C1
Fidelity Variable Insurance Products
  Fund: Equity-Income Portfolio.........   D1
Janus Aspen Balanced Portfolio and Janus
  Aspen Worldwide Growth Portfolio......   E1
Morgan Stanley Emerging Markets Equity
  Portfolio.............................   F1

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
To the Owners of NYLIAC Variable Universal Life Policies:

I am pleased to present the unaudited NYLIAC Variable Universal Life Semi-Annual Report package for the six month period ended June 30, 1997.

Included within this package are separate semi-annual reports for the MainStay VP Series Fund, Inc., The Alger American Fund, Acacia Capital Corporation, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series and Morgan Stanley Universal Funds, Inc.. These semi-annual reports contain performance data, financial statements and other valuable financial information for each of the investment divisions available under NYLIAC's Variable Universal Life.

NYLIAC'S VUL MEETS TODAY'S CHANGING NEEDS

Today, the insurance industry offers more than just whole life and term insurance. Our VUL policy combines permanent insurance protection with investment flexibility. You may choose from among 18 different investment divisions and the fixed account -- one of these or a combination of several may be right for you. These selections were designed to provide you with the opportunity to invest your premium dollars with greater diversity. Please refer to the Prospectus for complete descriptions of the investment divisions.

The following is a review of the current and anticipated economic conditions that may affect the performance of the investment divisions.

ECONOMIC ENVIRONMENT

Real Gross Domestic Product grew faster than expected in the first half of 1997, accelerating to a 5.9 percent annual rate in the first quarter, before moderating to a more sustainable rate in the second quarter. Surprisingly, inflation has shown no signs of worsening, despite the unemployment rate hovering around 5 percent. The Federal Reserve Board (the Fed) raised its Federal Funds rate by 25 basis points in March to head off persistently strong demand, but refrained from further tightening of monetary policy in May as the economy showed signs of slowing and inflation remained subdued.

The slowdown is most likely temporary, since an unusually mild winter boosted both demand and output in the first quarter, while auto strikes and spring floods adversely affected the second quarter. In addition, consumer confidence has risen to a 28 year high, the soaring stock market has added to the United States' strong economy, and the improving economies of our trading partners should continue to increase demand for our exports. As such, growth is expected to re-accelerate in the second half of the year and remain strong in 1998. With the unemployment rate continuing to remain low, we believe that wages and prices will gradually begin to accelerate, bond yields will begin to rise again, and the Federal Reserve will resume tightening.

The stock market has continued to outperform even the most optimistic expectations, with the Dow Jones Industrial Average(1) gaining another 20 percent in the first half of the year after rising 26 percent in 1996 and 33.5 percent in 1995. The bull market for equities continues to be driven by healthy investment-led growth, strong earnings gains, low inflation, and low interest rates. In the second half of the year, market conditions are likely to become less ideal, but over the longer term, the fundamentals remain excellent, with good prospects for continued disinflation and expanding global opportunities for highly competitive U.S. companies.

NYLIAC VUL PERFORMANCE

Since NYLIAC Variable Universal Life was introduced in November of 1993 over $9 billion of face amount has been purchased. Our strong Variable Universal Life sales momentum has continued into 1997. In the first half of the year over 9,250 new customers have purchased VUL policies representing over $2 billion of face amount. We anticipate continued growth throughout the remainder of 1997.

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Our ongoing commitment to our policyowners remains stronger than ever. Look for exciting new developments to our NYLIAC Variable Universal Life policy in the second half of 1997. We look forward to serving you in the years to come.

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation

(1) The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.

NYLIAC VARIABLE UNIVERSAL LIFE
PERFORMANCE SUMMARY*:
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING JUNE 30, 1997

-------------------------------------------------------------------------------------------------------------------
        INVESTMENT DIVISIONS            INCEPTION DATE     YEAR TO DATE     1 YR.     3 YRS.     5 YRS.     10 YRS.
===================================================================================================================
MAINSTAY VP SERIES FUNDS:

  Capital Appreciation                     01/29/93            12.54%       21.22%     24.07%        --         --

  Cash Management                          01/29/93             2.21%        4.38%      4.43%        --         --

  Government                               01/29/93             2.17%        6.29%      6.50%        --         --

  High Yield Corporate Bond                05/01/95             6.53%       14.89%        --         --         --

  International Equity                     05/01/95            10.42%       13.64%        --         --         --

  Total Return                             01/29/93             8.65%       15.31%     16.96%        --         --

  Value                                    05/01/95            11.09%       25.20%        --         --         --

  Bond                                     01/23/84             2.33%        6.61%      6.98%      6.18%      8.00%

  Growth Equity                            01/23/84            13.76%       25.03%     23.45%     17.81%     12.63%

  Indexed Equity                           01/29/93            20.04%       33.27%     27.42%        --         --

Alger American Small Capitalization        09/20/88             0.30%       -3.41%     18.54%     15.25%        --

Calvert Socially Responsible               09/02/86            10.10%       19.84%     17.12%     12.13%      9.66%

Fidelity VIP II: Contrafund                01/03/95            11.24%       24.19%        --         --         --

Fidelity VIP: Equity-Income                10/09/86            15.99%       24.77%     23.04%     19.25%     12.71%

Janus Aspen Balanced                       09/13/93            11.93%       21.65%     16.72%        --         --

Janus Aspen Worldwide Growth               09/13/93            18.51%       26.65%     25.60%        --         --

------------------------------------------------------
        INVESTMENT DIVISIONS          SINCE INCEPTION
======================================================
MAINSTAY VP SERIES FUNDS:

  Capital Appreciation                     17.44%

  Cash Management                           3.68%

  Government                                4.80%

  High Yield Corporate Bond                15.14%

  International Equity                     12.46%

  Total Return                             12.43%

  Value                                    23.45%

  Bond                                      9.08%

  Growth Equity                            12.78%

  Indexed Equity                           18.78%

Alger American Small Capitalization        18.21%

Calvert Socially Responsible               10.13%

Fidelity VIP II: Contrafund                28.24%

Fidelity VIP: Equity-Income                13.42%

Janus Aspen Balanced                       15.25%

Janus Aspen Worldwide Growth               24.55%

 * The values shown are unaudited.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

For the period from the inception dates of the MainStay VP Capital Appreciation, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity portfolios to the date those portfolios were offered under the Variable Universal Life policies on 11/15/93, performance assumes that Variable Universal Life was available, which it was not. For the period from the inception dates of the Calvert Socially Responsible, Alger American Small Capitalization, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced and Janus Aspen Worldwide Growth portfolios to the date those portfolios were offered under the Variable Universal Life policies on 10/1/96, performance assumes that Variable Universal Life was available and that these portfolios were offered under Variable Universal Life, which they were not.

Performance reflects the deduction of the policy's current mortality and expense risk charge (.60%), the administration fee (.10%) and total fund operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and premium and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC has agreed to assume a portion of the expenses of the MainStay VP Investment Divisions. This expense limitation was effective for all MainStay VP Investment Divisions until 12/31/96, and has been extended until 12/31/97 for the MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Balanced and the Janus Aspen Worldwide Growth Investment Divisions. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

There is no performance information for the MainStay VP Convertible and Morgan Stanley Emerging Markets Equity Investment Division because they are new investment divisions as of 10/1/96.

For additional information, including illustrations which reflect guaranteed maximum cost of insurance rates, please consult the prospectus.

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MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

The first half of 1997 was a tale of two markets: interest rate fears in the first quarter and corporate earnings in the second. In February, Alan Greenspan, Chairman of the Federal Reserve Board, "the Fed," began to suggest strongly and repeatedly that the equity market was experiencing "irrational exuberance", with resulting conditions that were not sustainable. Nevertheless, the stock market continued its upward ascent to record levels. Finally, the Federal Funds' rate was raised 25 basis points at the end of March, which contributed to the S&P 500's(1) subsequent nine percent dip that lasted until April 11.

Shortly after the Fed tightening, however, economic growth began to substantially moderate. The rise in personal income slowed, resulting in softer retail sales. The deceleration in growth was also evident in the industrial sector as construction expenditures and orders for durable goods declined. Currently, the general consensus on second quarter GDP growth is between 1 1/2% - 2 1/2%. This moderation has caused a strong rebound in bond prices as the odds of another tightening by the Fed have been greatly reduced. The benchmark 30-year Treasury yield decreased from just over 7.00% in the early part of June to 6.78% by the end of June.

In the first weeks of the second quarter as companies reported their first quarter earnings, investors realized earnings trends remained strong. Approximately 70% of the S&P 500 companies reported better than expected earnings. The earnings picture in combination with a slowly growing economy, relatively low interest rates, benign inflationary pressures, high employment and greater productivity enabled investors to bury their economic fears and ride the market up to record highs through the end of the second quarter of 1997. The average Lipper(2) U.S. stock fund returned in excess of 15% during the second quarter, more than stocks have historically returned annually since 1929. The S&P 500 returned 17.47%, the Dow Jones Industrial Average(3) 17.05% and the NASDAQ(4) returned 18.04%.

However, not all stocks and sectors participated equally in this stellar performance. The largest 10 stocks in the S&P 500 which constitute 19% of the Index's market capitalization, contributed more than half of the entire market's return during the second quarter. And when analyzing returns since the beginning of 1995, the "nifty fifty" (fifty of the largest S&P 500 stocks measured by market capitalization) have returned twice what their smaller capitalization siblings have returned. This phenomena has not occurred in the past to the same degree as today. Almost all industries were affected; the largest companies posted the highest returns, with large gaps between the best performers and all others. Most managers were encouraged by the behavior of the economy-- growth without inflationary pressures--and diversified their holdings to include smaller capitalization issues and cyclical issues. As a result, most stock mutual funds did not outpace the S&P 500 Index for the first half of 1997.

This market euphoria extended to international funds as well, with the average Lipper international equity fund returning 10.55% in the latest quarter. International equity markets rebounded as they refocused on the positives of world growth. For the most part, foreign economies, particularly in Europe, have begun to show an increase in activity and consequently, equity markets have begun to adjust prices to reflect better future earnings. During the second quarter, there was an initial negative knee-jerk reaction to the uncertain politics in the formation of the European Union and the surprise victory of a Socialist coalition government in France. European equity markets then realized the positive impact of the French electorate's vote for growth and lower unemployment. In Asia, both Hong Kong and Japan performed well. In the case of Hong Kong, the celebration of the return to a unified country, helped spur the market to return 20.3%. Growing evidence of Japan's economic recovery coupled with low inflation and low interest rates is starting to benefit the stock market.

While the specter of rising interest rates in the U.S. and Japan made for stormy international fixed income markets in the first quarter, clear skies and calm seas dominated the second quarter. A slowing U.S. economy and continued low inflation put the Fed on hold while in parts of Europe, official interest rates continued to decline and inflation reached post-war lows. In the dollar block, Australia and New Zealand bonds rallied strongly due to lower rates engineered by their respective central banks.

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While investors continued to pour money into the stock market through mutual funds (in excess of $50 billion in the second quarter alone), bond funds are now gaining some attention from investors who seek diversification and some potential protection in the midst of the stock market rise. Bond funds saw approximately $4 billion added to their coffers during the second quarter. The soaring gains of the stock market during the second quarter overshadowed the average Lipper taxable bond fund return of 3.55%. If a stock market correction were to take place, traditional bond funds could make a comeback. As was proven in 1994, bonds can be volatile, and investors should not count on consistent returns. Moreover, currently investors' largest inflows are towards the high yield and emerging market debt--the riskiest sectors of the bond market. If the economy continues its slowing pace, a longer term bond rally could result as inflation and interest rate fears dwindle.

Several factors have influenced and will continue to influence the market for the foreseeable future. Companies are globalizing, and competition makes it nearly impossible to raise prices. As a result, inflation remains muted. Rather than raising prices, companies are increasing productivity through technology and improved utilization of resources. Lastly, baby boomers are pouring money into the market for their retirement. The average investor has more information now than many professional investors had twenty years ago.

There are, however, a number of risks over the coming months. A major risk would be if unemployment falls much further, wage pressure will inevitably build, and since wages comprise two thirds of the CPI(5), inflation could become more pronounced, derailing the progress of the markets. Another risk is whether mutual fund inflows will continue at their torrid pace. It is at this point undetermined if the baby boomers who are responsible for most mutual fund inflows, would continue their contributions in the wake of a market correction.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(3) The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.
(4) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

The first half of 1997 produced another period of attractive investment returns for the U.S. financial markets, with particularly strong performance from the stock market with the S&P 500(1) up 20.62%.

The year began on a positive note, but with some weakness in the debt markets as continued economic growth led to investor fears of accelerating inflationary pressures. During the second quarter these fears abated and interest rates returned to levels close to where they began the year. By June 30, inflation was running at 1.4%, down from 3.2% at year end. Corporate earnings have continued to grow and the dollar remains strong.

The stock market has reached historically high price levels in both absolute and relative terms. By the end of the second quarter, the valuation multiple for the S&P 500 had increased to over 22 times earnings and the dividend yield declined to 1.87%. The market was led by large capitalization stocks which benefited from significant inflows into index funds.

The bond market produced returns close to the underlying interest income rate, with little price movement from year-end to mid-year. In general, spreads have continued to narrow on corporate and mortgage-backed securities as the credit quality of corporate America improves and interest rate volatility stays subdued.

Looking forward, we see continued economic growth in the U.S. and a pick-up in growth overseas. Ultimately, we believe some modest increase in inflation is inevitable, which, combined with growing demand for financing from overseas, can be expected to lead to modestly higher rates.

We continue to see value in both markets. In the bond market, we see value in corporate debt relative to mortgage-backed securities. We continue to emphasize quality. In the stock market, we will be looking for opportunities in mid-capitalization stocks selling at acceptable multiples and non-cyclical sectors such as multinationals, consumer staples and healthcare.

Jean Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation.
    The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation.
    The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

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MAINSTAY VP
CAPITAL APPRECIATION PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The biggest influences on the stock market were interest rates in the first quarter and earnings in the second quarter of 1997.

- Strong inflows into equities, particularly from foreign institutional investors, boosted performance.

- Low inflation, low interest rates, and moderate economic growth provided a solid backdrop for growth investors.

- The market gave disproportional rewards to larger-capitalization issues throughout the reporting period.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- For the six month period ended June 30, 1997, the Portfolio had a return of 12.93%.

- Despite major setbacks in the first quarter, financial stocks rebounded strongly in the second quarter and contributed significantly to the Portfolio's performance.

- We increased our pharmaceutical and health care related holdings, which also positively impacted the Portfolio.

- While various company-specific setbacks detracted from performance, the Portfolio managed to outperform the average Lipper(1) capital appreciation fund for the reporting period.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The first six months of 1997 were like a tale of two cities, with each quarter having a distinctive story. Following a substantial rally early in the first quarter, concern over inflation, interest rates, and rapid economic growth led to an equally substantial correction or downward adjustment. While the S&P 500 Index(2) advanced in the first quarter, the average stock fund declined.

In the second quarter, key indicators pointed to more moderate growth and continued low inflation, both of which were positive for the stock market. While past performance is no guarantee of future results, with investors focusing more on earnings than interest rates, the stock market not only recovered lost ground, but advanced far more in the second quarter than it typically has in an entire year since 1926(3).

Throughout the first half of 1997, certain themes emerged. Large capitalization issues were very strong and accounted for a major portion of the stock market's gains. Tremendous volatility, in both directions, made news on a regular basis and accounted for much of the opportunity investors experienced. In June, the market reached record levels several times. And while performance varied widely by sector and issuer, overall returns were exceedingly strong.

HOW DID THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO DO IN THIS MARKET ENVIRONMENT?

For the six months ended 6/30/97, the MainStay VP Capital Appreciation Portfolio had a total return of 12.93%. That placed us ahead of the average Lipper capital appreciation fund, which returned 9.68% for the six months ended 6/30/97--and behind the average Lipper growth fund, which returned 13.57% for the same period. During the first half of 1997, the S&P 500 advanced 20.62%.

WHAT WOULD YOU SAY MADE THE BIGGEST CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE?

Sticking to our management disciplines. Most of the Portfolio's underperformance in the first quarter was due to five or six issues that subsequently did very well in the second quarter and contributed positively to performance over the first half of the year. As just one example, through our bottom-up approach to individual security selection, we began the year heavily overweighted in the financial sector. When the Federal Reserve Board moved to raise interest rates in late March, financial stocks experienced a sudden and severe setback.

At various points along the way, we were tempted to sell financials and reposition the Portfolio's investments. But when we looked at the fundamentals and considered the likely impact--even if interest rates continued to

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rise--we still felt these stocks were undervalued and offered tremendous growth potential. Our decision to continue to hold them proved highly beneficial for the Portfolio when financial stocks rallied in the second quarter. One financial stock that did particularly well was First USA, which received a takeover bid from Banc One in the first quarter. We sold some First USA on the merger announcement and more throughout the second quarter--all at a handsome profit.

WHAT ELSE WORKED WELL?

Technology stocks also declined substantially in the fourth quarter of 1996--and in the first quarter correction this year. Our decision to continue to hold Computer Associates International despite the market's negative view, proved to be a good decision. The stock was the Portfolio's best performer in the second quarter. Once again, it was a matter of maintaining the Portfolio's position through difficult times. One stock that performed well in 1996 but had a negative impact in the first half of 1997 was 3Com. However, we believed the fundamentals were still in place and it rebounded significantly in the second quarter. The stock suffered when Intel entered the adapter card market. But we believe investors have overestimated the Intel threat and that 3Com is still a strong contender.

WHAT TYPES OF SECURITIES DID YOU BUY DURING THE REPORTING PERIOD?

A wide variety. We don't select securities based on how the economy is doing or what industries are hot. In keeping with the Portfolio's management style, we concentrate on reviewing individual issues and try to identify those that may offer rapid sales growth, earnings acceleration, and a catalyst or stimulus for further growth potential.

During the first half of 1997 we added a number of securities to the Portfolio which contributed positively to performance. Eli Lilly introduced a new product to combat osteoporosis and did very well. We also purchased Monsanto, which makes agricultural products and is planning to spin off its less profitable businesses. Compuware is a midsized software company we bought in the middle of the first quarter. Aetna (a managed health care company) and Washington Mutual (a financial company) were securities that we also bought. All of these purchases were positive contributors, though not necessarily large holdings.

DID YOU BUY ANYTHING THAT DIDN'T DO WELL?

Adaptec and Cardinal Health were two stocks we purchased that had slightly negative results, but the overall impact on the Portfolio was negligible.

WHICH STOCKS HAD THE BIGGEST IMPACT ON PERFORMANCE?

On the positive side, Guidant, Schering-Plough, Travelers Group, Lucent Technologies, and Microsoft were all major holdings that had outstanding results. Guidant makes an apparatus used in cardiovascular surgery that has had a tremendous reception in the surgical world. Medtronic is another holding in a similar business that also did well. Schering-Plough had a big success with Claritin, particularly when Seldane was taken off the market. Travelers Group benefited from positive valuations resulting from acquisitions in the financial sector, and Lucent Technologies profited from its reputation and diversified offerings in telephone infrastructure. Microsoft continued to set the pace in the technology sector and had a strong, positive impact on the Portfolio.

WHICH STOCKS DID POORLY?

We've already mentioned 3Com, which was the Portfolio's worst performer. We also had some problems with Abacan Resource, a Canada-based Nigerian oil drilling company the Portfolio held for some time. The stock declined substantially when new drilling was unproductive and the company found itself short of capital. Although the capital problem has been resolved, we've sold some of the Portfolio's position and are keeping a close watch on the stock.

Nine West Group had been a successful holding, but came under investigation by the SEC for accounting practices relating to an acquisition in 1995. The unfavorable press caused the stock to decline which negatively impacted the Portfolio. Other acquisition-related problems plagued IKON Office Solutions, which was formerly known as Alco Standard, and Seagate Technology, a major hard disk manufacturer, saw its stock drop substantially when tighter competition and weakening demand led the company to preannounce lower earnings.

--------------------------------------------------------------------------------

DID YOU FACE ANY MAJOR SURPRISES DURING THE PERIOD?

Green Tree Financial, one of the Portfolio's largest holdings, lost 7% over the first half of the year. This was not due to any wrong-doing by the company, but rather because of rumors about competition from Fannie Mae, as well as media attention regarding the chief executive's compensation.

Another surprise was HFS. The stock declined 3%--largely due to the market's inability to understand what we believe to be very positive merger talks with CUC International, which we also owned. HFS is a provider of real estate and travel services and controls major franchise brands such as Howard Johnson, Ramada, Days Inn, Avis, Century 21, and Coldwell Banker. CUC International helps people benefit from buying clubs for shopping, travel, and auto services. While the combined company is strong, the market has yet to grasp its potential.

The biggest surprise was that two of the Portfolio's largest holdings lost money in a period when the market was up substantially. Since the fundamentals of both companies remain strong, we're continuing to hold them and have a positive outlook for the future.

HOW IS THE PORTFOLIO CURRENTLY WEIGHTED?

The Portfolio is heavily overweighted in the health care sector, with about twice the weighting of the S&P 500. The Portfolio also owns a lot of technology issues, as most growth portfolios do, but unlike most growth managers, the Portfolio is also heavily concentrated in financials.

WITH THE INCREASED VOLATILITY IN THE MARKETPLACE, HOW ARE YOU MANAGING RISK?

We've seen two important risk factors in the first half of the year--interest rates and corporate earnings. On both counts, we seek to manage risk by adhering to our fundamental investment disciplines. Regardless of where interest rates may move, we want to include companies in the Portfolio that we believe have significant earnings acceleration and growth potential. Of course, there may always be earnings surprises, but by carefully researching our stocks and assessing the relationship between price, earnings, and performance potential, we believe we're able to make prudent decisions for investors. When we believe that fundamentals are strong, we tend to hold. When we see fundamentals deteriorating, we're likely to sell.

CAN YOU GIVE AN EXAMPLE?

Sure. We sold AutoZone in the first quarter because of increased competition and our belief that the do-it-yourself auto repair market was slowing. Since we wouldn't have bought the stock with those fundamentals, we decided to sell it. Another example was Lone Star, a chain of steakhouse restaurants, which we sold in the second quarter when their sales momentum slowed and the restaurant group went out of favor. We sold both stocks at a loss to the Portfolio, but used the proceeds to buy stocks that we felt had better fundamentals and offered greater growth opportunities.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We're basically optimistic. As long as interest rates are stable, economic growth is modest, and inflation remains in check, corporate earnings are likely to remain strong. In the meantime, we'll continue to evaluate companies individually to help investors seeking long-term growth of capital, with dividend income as an incidental consideration.

Edmund Spelman
Rudy Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

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INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

CORRECTION A shift in security prices which brings them more in line with historically appropriate levels.

CAPITALIZATION The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

BOTTOM-UP INVESTING Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) Source: Ibbotson Associates, Chicago. Average annual total return for 1926-1996 was 10.7%. Past performance is not a guarantee of future results.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

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MAINSTAY VP
CASH MANAGEMENT PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- Strong economic growth in the first quarter led to a Federal Reserve Board move to raise interest rates 25 basis points at the end of March.

- Slower economic growth in the second quarter led to uncertainty over whether the Federal Reserve Board would continue to raise interest rates.

- In this environment, longer maturity money market securities offered higher yields and we extended maturities to add yield.

- As interest rates became more uniform across the maturity spectrum in the second quarter, the advantages of having longer securities decreased and we shortened our average days to maturity.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- For the 7-day period ended 6/30/97, the MainStay VP Cash Management Portfolio provided an effective yield of 5.33% and a current yield of 5.19%.

- The Portfolio outperformed the average Lipper(1) money market fund for the six-month and one-year periods and since its inception through 6/30/97.

- The Portfolio's outperformance resulted from the managers' adjustments in days to maturity and careful selection of yield-enhancing securities.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of 1997, the money market was strongly influenced by perceptions of when and how the Federal Reserve Board (Fed) would move to adjust interest rates. At the end of March, a preemptive 25 basis point increase in the Federal Funds rate shifted the opportunity spectrum and raised concerns about whether-- and if so, when--further Fed tightening might occur.

Investors with short average maturities in the first quarter and longer ones in the second were able to pick up substantial improvements in yield. Domestic money market securities tended to underperform U.S. dollar-denominated Yankee issues. Other yield-enhancing securities offered attractive opportunities to investors who could properly assess the risks and reward potential.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO DO IN THE FIRST HALF OF 1997?

For the 7-day period ended 6/30/97, the MainStay VP Cash Management Portfolio provided an effective yield of 5.33% and a current yield of 5.19%. For the six-month, one-year, and since-inception periods, the Portfolio outperformed the average Lipper money market fund.

WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE?

In the first quarter, we kept the average maturity short because there was no yield advantage to lengthening. When the Federal Reserve raised rates, the Portfolio was well positioned. In the second quarter, we lengthened the Portfolio's average maturity, which also proved to be beneficial for investors when the Fed failed to make another move.

WHAT GAVE YOU THE CONFIDENCE TO LENGTHEN?

Amid all the speculation and conflicting reports, we looked at the overall probability of the Fed taking further action. We saw stable unemployment, stable inflation, and declining commodity prices. We looked at auto sales and housing starts, which are general indicators of the rate of economic growth. On balance, these factors gave us the confidence to extend the Portfolio's days to maturity in the second quarter, and it proved to be the right decision.

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WHICH SECURITIES HELPED PERFORMANCE THE MOST?

In the first quarter, the Portfolio's floating-rate notes contributed significantly to performance. In the second quarter, short fixed-coupon notes helped us extend the Portfolio's days to maturity and enhance yield.

HOW FAR DID YOU EXTEND THE PORTFOLIO'S DAYS TO MATURITY?

Over the first six months, the Portfolio's days to maturity averaged in the low to mid-50s. In the second quarter, we went out as far as 65 days, but we didn't make any huge bets. We tried to stay within 10 days of what we took to be the average in the Portfolio's universe. An important point to keep in mind is that when we extended the days to maturity, the yield curve was relatively steep, so we were well paid for the extensions. As the second quarter came to a close, the yield curve flattened considerably, so we moved the Portfolio to a more neutral position. If rates are relatively similar across the maturity spectrum, we don't think it is worthwhile to tie up the Portfolio's money for longer periods.

HOW ELSE DID YOU SEEK TO INCREASE YIELD?

We didn't put all of the Portfolio's money in plain vanilla domestic securities. We do a considerable amount of research to find opportunities in asset-backed securities, callable certificates of deposit, and Yankee issues. We have a sufficient understanding of these securities to take greater advantage of opportunities than newcomers to these markets.

WHAT'S A CALLABLE CERTIFICATE OF DEPOSIT?

It's generally a 6- to 12-month CD that can be called every one or three months, depending on what looks attractive to the issuer. We put these CDs into the Portfolio at times when we think interest rates are going to be stable. But sometimes, when you think rates are going up, they'll give you a higher rate, and if they're called before they mature, they can become a very attractive three-month piece of paper. We've invested in callable CDs, but have recently decreased the Portfolio's holdings as they matured.

WHY HAVE YOU DONE THAT?

We've taken them about as far as we can. Approximately 10% of the Portfolio's holdings were in callable CDs, but we have since reduced the Portfolio's position to around 4%. As volatility has decreased over the reporting period, the attractiveness--and issuance--of callable paper has also declined.

ARE THERE AREAS WHERE YOUR RESEARCH IS BENEFITING THE PORTFOLIO?

Definitely. We've added several Yankee issues to the Portfolio, which required a good deal of research and analysis. During the first half of the year, the Portfolio held paper from Japan and Europe. Of course, all of this paper is denominated in U.S. dollars and rated in the top-tier of quality, so there's no currency risk.

Given the problems Japan has had in the past, investors were skeptical, which helped us buy at attractive prices. Europe has also offered better opportunities than it has in the past, but it is important to research and analyze these issues to know which names to buy.

WHAT TYPE OF RESEARCH SUPPORT DO YOU HAVE?

We have a quantitative credit research team, experts in asset-backed securities, and our own background in managing these types of securities on a daily basis. Together, we believe these resources help put us in a favorable position on the education curve and help us analyze potential yield opportunities for the Portfolio more effectively.

DOES THE SIZE OF THE PORTFOLIO OFFER ANY ADVANTAGES?

It may. The Portfolio is not like some large money market funds that need to own huge amounts of Treasury paper just to meet prospectus requirements or daily liquidity needs. We can pretty much invest where we believe yield opportunities exist while maintaining quality. Additionally, we can ladder the Portfolio's maturities across the spectrum, rather than having a lot of short paper to meet daily liquidity concerns and a lot of longer paper to increase the Portfolio's average days to maturity. That gives us a relatively balanced approach in managing the Portfolio, as compared to other money markets, which we think is good for investors.

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WHAT IS THE CREDIT QUALITY OF THE SECURITIES WITHIN THE PORTFOLIO?

A1-P1(2), which is the highest quality rating. Much of the paper the Portfolio owns is backed by letters of credit. The Portfolio's asset-backed paper is high quality, often overcollateralized or backed by guarantees. We're very attentive to quality in our day-to-day management of the Portfolio.

WHAT DO YOU ANTICIPATE DURING THE REST OF THE YEAR?

We can't say exactly where interest rates will head or whether inflation will heat up, but we're relatively optimistic. We think there will be enough earnings improvement to keep companies growing at a modest pace, and we don't anticipate the market trading much higher in terms of yield--at least not in the foreseeable future. Whatever happens, we'll continue to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers
MacKay-Shields Financial Corporation

EASING/TIGHTENING When the Federal Reserve lowers interest rates on benchmark securities, it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.

AVERAGE MATURITY Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all income securities in a portfolio.

YIELD The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YANKEE ISSUES Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

LIQUIDITY The ability of a security to be readily traded or exchanged for cash. Generally speaking, the larger an issuer's capitalization, the more liquid its securities are likely to be. For a money market fund, liquidity may refer to the amount of cash that must be readily available to meet day-to-day redemptions.

CREDIT QUALITY A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) Rated by Moody's Investor Service and Standard & Poor's.

Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

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MAINSTAY VP
CONVERTIBLE PORTFOLIO

The MainStay VP Convertible Portfolio had a total return of 6.06% for the six month period ended June 30, 1997 versus 10.85% for the average fund in the Lipper(1) universe. The S&P 500(2) rose a strong 20.62% and the Russell 2000(3) index of smaller capitalization stocks rose 10.20%.

The performance of the Portfolio was helped by a varied group of companies. For example, Vanstar Financing Trust, a personal computer distributor and consultant, benefited from strong PC sales and was the Portfolio's best performer. Apple South, a restaurant chain based in the Southeast, put together two consecutive quarters of good sales and performed very well. Other good performers were California Microwave, Fieldcrest Cannon, and NovaCare.

Hurting the Portfolio's performance was Loral Space & Communications, a satellite manufacturer. Bernard Schwartz, Chairman and CEO, is believed to be a moneymaker and we believe his bet on satellite-based communication services will work out. Thus, we are retaining our position in the Loral Space & Communications convertible preferred. The Portfolio's performance was also hurt by our position in Boston Chicken. The company's problems were worse than we had anticipated. As a result, we are reviewing our commitment.

The convertible market has an average premium of 27%, an average yield of 5.8% and an average price of $122. These characteristics make the convertible market very equity sensitive. If the stock market were to decline substantially, convertibles would fall almost as much as stocks. We have described the Portfolio as a vehicle for getting equity exposure with less risk. At the present time, we believe convertibles, on average, are almost as risky as stocks. However, we have stuck to our discipline of buying convertibles that have an attractive risk/reward profile such that the convertible participates in 60% - 70% of the upside and 40% of the downside of the common stock. But, given the expensive nature of the convertible market, we have not been able to find many convertibles that meet these parameters. While this has caused the Portfolio to lag the market, given the level of the stock market, we consider this to be the prudent course of action.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay-Shields Financial Corporation

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premier measure of small cap stocks.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

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MAINSTAY VP
GOVERNMENT PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- In general, the market for income securities was relatively quiet during the first half of 1997.

- Rapid economic growth in the first quarter led to a 25 basis point increase in the Federal Funds rate in late March.

- Economic activity, along with low unemployment and low inflation, kept bonds trading in a relatively narrow range.

- With lower volatility, the market's attention moved from Treasuries to other ways of enhancing yield such as mortgage-backed and asset-backed securities.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The Portfolio had a return of 2.52% for the six months ended 6/30/97.

- The Portfolio sold a portion of its Treasury holdings position and invested in other securities, including mortgage-backed bonds, unleveraged collateralized mortgage obligations (CMOs), whole loans, low balance loans, and other instruments that we believed offered opportunities to enhance yield.

- Given the market's lower volatility, the Portfolio maintained a relatively neutral duration throughout the first six months of the year.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The first six months of 1997 were relatively quiet in the U.S. government securities markets. Although strong economic growth led to a tightening of the Federal Funds rate in late March, the markets had largely discounted the move before it happened, and whatever losses resulted from the rising rates were regained by the end of the second quarter.

After a strong period of growth in the first quarter, the second quarter showed modest growth, low inflation, and the lowest unemployment levels in over a decade. The result was that the Treasury market traded in a narrow range.

Today, many of the securities in the fixed-income market give issuers or bond holders some flexibility in how the security will perform, through puts, calls, or prepayments. As volatility decreased, the market directed its attention to agencies, mortgage-backed and asset-backed securities, and CMOs, that offer the potential to earn higher yields. The result was a decreased demand for Treasuries, yield spreads tightening to Treasuries, and increasing interest in identifying market inefficiencies.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP GOVERNMENT PORTFOLIO DO IN THE FIRST HALF OF 1997?

The Portfolio returned 2.52% for the six months ended 6/30/97. The Portfolio underperformed the average Lipper(1) general U.S. government fund, which returned 2.65% for the same period.

WHAT WAS YOUR PRIMARY STRATEGY DURING THE REPORTING PERIOD?

We sought to enhance yields, since there were few opportunities among Treasuries and, given the flatness of the yield curve for this stage of the cycle, there were not many opportunities to take advantage of trends in the yield curve. We maintained a relatively neutral duration for the Portfolio and sought yield among a variety of securities that offered yield spreads to Treasuries.

WHERE DID YOU FIND THE BEST OPPORTUNITIES?

We moved a portion of the Portfolio's holdings out of Treasuries and into mortgage-backed securities because we felt that we could get enhanced yield for the Portfolio given the state of the yield curve.

WHAT TYPES OF MORTGAGE-RELATED SECURITIES DID YOU BUY?

During the reporting period, we purchased seasoned mortgage pools at a discount, which provided capital gain opportunities when prepayments came in higher than expectations. We also invested the Portfolio in govern-

--------------------------------------------------------------------------------

ment guaranteed adjustable-rate mortgages both in the first and second quarter. We feel these are the most undervalued securities in the short-end of the market. And while they performed pretty much in line with Treasuries, we believe that they may begin to outperform in the second half of the year. So we feel that building the Portfolio's position in these securities can offer total return potential.

We also increased the Portfolio's holdings in unleveraged collateralized mortgage obligations (CMOs), from 5% to 9%. We pared back on those as well, when we saw opportunities to take profits. CMOs accounted for about 9% of the Portfolio at the end of June and both mortgage strategies helped increase yield in a low volatility environment.

WHAT WAS YOUR DURATION STRATEGY FOR THE PORTFOLIO DURING THE FIRST SIX MONTHS?

We kept the Portfolio neutral. We correctly anticipated the Federal Reserve Board's tightening move. Although prices dropped a bit afterward, there haven't been any major trends in this low volatility market. Prices and yields have ended the first half of 1997 near levels where they started the year.

COULDN'T YOU SEEK TO ENHANCE YIELD BY LOWERING THE PORTFOLIO'S QUALITY?

We could, but we won't. The Portfolio continues to be agency rated(2), which is the highest rating the Portfolio can have--better than AAA. In a market with spreads this tight, we don't believe there is any reason to compromise quality to pick up a few basis points in yield here or there.

WERE THERE OTHER YIELD-ENHANCING SECURITIES THAT YOU BOUGHT FOR THE PORTFOLIO?

We purchased some low-balance mortgage loans. These are securities typically backed by smaller non-conforming, limited documentation mortgages to top quality self-employed individuals. These individuals carry the highest quality ratings. The borrowers on average pay approximately 100 basis points over standard mortgages. This is why they are attractive.

ARE THESE RELATIVELY NEW SECURITIES?

Yes, they are. And we believe we've been at the forefront of this market. Our original research included modeling prepayments, projecting refinancing levels, and developing a demographic and geographic profile. We've capitalized on our in-house experience to establish ourselves as a prominent player in this market.

Since these are high coupon mortgages, they're issued at a premium. The biggest risk they face is prepayment risk. But since the mortgage holders are paying a premium to get the loans and don't have many financing alternatives, we believe we'll see slower prepayments than the market expects. We're very comfortable with these new securities and we believe they can provide attractive opportunities for the Portfolio.

DID THE PORTFOLIO INVEST IN ASSET-BACKED SECURITIES?

Yes, we increased the Portfolio's exposure to asset-backed securities, which also offer a spread over Treasuries. Basically, we concentrated on AAA-rated manufactured housing mortgages and AAA-rated home equity loans. They provided the Portfolio with increased yield in the short end of its investment Portfolio.

CAN YOU COMMENT ON THE PORTFOLIO'S TREASURY HOLDINGS?

The Treasury market was very efficient during the reporting period. Given the reduced budget deficit, the need for new cash to finance the deficit has decreased. As a result, the extra 10-year auctions that were announced last year were canceled. During the first half of 1997, inflation-indexed Treasury securities were introduced to the market. While these securities may be a good idea, we think they came at a bad time. With inflation at such low levels, there was little interest in them and they underperformed. Fortunately, we didn't participate in these new offerings.

We did buy some high coupon callable paper that we think is pretty attractive right now. The securities are yielding a little over the 10-year Treasuries and we think that spreads will tighten over the course of the next six months.

WHAT'S YOUR OUTLOOK GOING FORWARD?

We expect more of the same. The Federal Reserve Board has been very strict on inflation, and we expect that to continue. As long as productivity increases faster than wages, we don't anticipate any major inflationary

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problems on the horizon. Whatever the future brings, we'll continue to apply our disciplined approach to sector evaluation and individual security selection on behalf of the Portfolio's shareholders.

Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay-Shields Financial Corporation

DURATION A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EASING/TIGHTENING When the Federal Reserve Board lowers interest rates on benchmark securities, it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD The difference in yield between securities in different market sectors, such as government and mortgage-backed securities or between different securities in a single sector, such as 5 and 10 year Treasuries.

SHORT-END OF THE MARKET The maturities of fixed-income securities may range from as short as overnight to as long as 30 years or more. Securities with shorter maturities represent the "short end" of the market or maturity spectrum.

BASIS POINT One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

PREPAYMENT RISK The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

AUCTION The competitive bidding process through which Treasury securities are sold.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) Agency rating is above AAA. Currently debt rated AAA has the highest ratings assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Portfolio. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

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MAINSTAY VP
HIGH YIELD CORPORATE BOND PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- During the first half of 1997, the yield spreads of high-yield bonds relative to U.S. Treasury securities were historically low.

- After moving within a narrow range, interest rates ended the reporting period relatively unchanged.

- The high-yield bond market saw significant inflows of foreign capital, significant amounts of new issuance, and historically low default levels.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The Portfolio had a return of 6.90% for the six month period ended 6/30/97.

- The Portfolio outperformed the average Lipper(1) high current yield fund for the six months ended 6/30/97.

- The Portfolio emphasized high-quality, short-duration paper within prospectus guidelines, but selectively sought opportunities among lower-quality bonds with favorable risk/reward characteristics.

- Despite high levels of new issuance, the Portfolio primarily focused in the secondary market, where liquidity and information flow allow for better assessment of relative values.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of 1997, the high-yield bond market received significantly higher capital inflows than a year before, much of it from foreign investors. New issuance was up 38% over the first half of 1996. At the same time, only six issues defaulted, for a 1.53% annualized default ratio, which is in an historically low range.

From January through June, interest rates remained relatively flat, with a slight upward movement in the first quarter and a slight downward trend in the second. In this environment, high yield bonds offered historically low yield spreads to Treasury securities. As a result, the lower quality segments of the market significantly outperformed other high yield issues.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO DO IN THE FIRST HALF OF 1997?

The MainStay VP High Yield Corporate Bond Portfolio returned 6.90% for the six months ended 6/30/97. The Portfolio outperformed the average Lipper high current yield fund, which returned 6.10% over the same period.

WHAT FACTORS CONTRIBUTED THE MOST TO THE PORTFOLIO'S OUTPERFORMANCE?

The Portfolio's outperformance was largely due to an overweighting in the media, telecommunications, and cable industries. These industries account for a large percentage of the High Yield Portfolio, which contributed significantly to the Portfolio's results.

STRATEGICALLY SPEAKING, WHAT DID YOU DO?

With historically tight yield spreads, we increased exposure to investments in higher quality, shorter duration credits in keeping with the Portfolio's management disciplines.

COULD YOU EXPLAIN THAT IN SIMPLER TERMS?

Sure. Generally, you purchase high yield bonds at a wide yield spread to Treasuries, hoping that as spreads narrow you'll have an opportunity to profit. In this environment, the chance of spreads narrowing was low--so there were fewer reasons to assume greater risk, either in terms of quality or duration. That made higher quality, shorter duration bonds more attractive on a risk/reward basis.

DON'T YOU EARN MORE INCOME WITH LOWER QUALITY BONDS?

Generally you do. But you also assume additional risk. Since we carefully evaluate the relationship of risk and reward in every security we purchase for the Portfolio, we were very selective in the lower quality bonds we bought during the reporting period. In particular, we tended to avoid the new issue market, where we felt deals tended to be overpriced relative to the risks they carried. At the same time, we did find selected opportunities in lower rated bonds in the secondary market.

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CAN YOU GIVE US AN EXAMPLE?

One of our largest purchases and sales during the first half of 1997 was TCI Satellite Entertainment. When their bonds first came to market, we felt the company had to resolve some cash flow and corporate ownership issues before the securities would be attractive. While the company resolved these issues with a significant equity investment and substantially improved their cash flow, the bonds that were issued at 100 cents on the dollar went down to 75 cents on the dollar. In March and April, we bought as much of the issue as we possibly could at 75 cents on the dollar and sold it in May when it returned to 100 cents. That's a case where we thought the rewards would far outweigh any risks we took, and our assessment benefited the Portfolio handsomely.

WHAT WERE SOME EXAMPLES OF THE HIGH QUALITY, SHORT DURATION PAPER?

Tenet Healthcare is an operator and consolidator of acute care hospitals. We found their debt attractive and participated in two offerings, which have performed pretty close to the market. Owens Illinois is a packaging company. We believed that they were going to restructure their debt and would tender for their senior debt. We purchased a significant amount of their senior debt, they did tender, and we rolled into the new deal, still believing that the investment would show a positive risk/reward ratio. So it was a solid performer, and for a high quality credit, it was an outstanding performer.

WERE THERE ANY INDUSTRIES THAT WERE PARTICULARLY ACTIVE?

Yes, telecommunications represents about 10% of the high yield market, and we identified a number of opportunities there. The second quarter was relatively schizophrenic, as the market responded to the variety of telephone options, from cellular to long-distance to local service alternatives. Cable companies also got a shot in the arm through a series of deals.

We participated in Comcast's high yield debt, which benefited when Microsoft made a billion dollar investment in the company. The bonds advanced to investment grade, from a BB rating, which gave the Portfolio's performance a substantial boost. The Portfolio owned Falcon Building Products debt, which made substantial gains in just one month. And the Portfolio also owned Microcell Telecommunications and Millicom International Cellular, which both performed very strongly during the second quarter.

WERE THERE OTHER INDUSTRIES THAT SIGNIFICANTLY IMPACTED THE PORTFOLIO?

The paper industry was a strong performer, and we participated in that through Stone Container and Gaylord Container, both of which contributed positively to the Portfolio's performance in the second quarter. I should mention, however, that we don't invest on an industry basis. We select securities on their individual merits, based on their price and risk/reward characteristics.

WERE THERE OTHER THEMES IN YOUR INVESTMENT STRATEGY FOR THE PORTFOLIO?

We were consistent and conservative in our approach to investing for the Portfolio. We weren't going to swing at every pitch. When something came along that was going the right speed and was in our exact strike zone, we went for it.

AND WHAT EXACTLY IS YOUR "STRIKE ZONE"?

Well, the Portfolio's average credit rating is B. But we've pursued the higher quality single-B securities with companies like Thermadyne Holdings and Fresh Del Monte Produce. They were two positions we added to the Portfolio during the first half of the year. We believe both are significantly underrated by both the marketplace and the rating agencies. The Portfolio also holds names like Selmer and Affinity Group that are B-rated bonds, but have many of the quality characteristics of BB-rated bonds. And we think they're quickly approaching that. So while the Portfolio's average credit rating is B, we believe the Portfolio's bonds are at the higher end of the B category.

During the reporting period, we trimmed the Portfolio's CCC bonds and have added BB securities. So overall, the Portfolio's credit quality has improved over the first half of the year.

WHAT OTHER COMPANIES DID YOU BUY DURING THE FIRST HALF OF THE YEAR?

CMS Energy is an electric utility in Michigan that is another good example of a high-quality, shorter-duration credit. They have a ten-year record of 6% annual cash flow growth, which is very strong for a utility company. They have $3 billion in debt and $3 billion of equity value. CMS Energy had a BB piece of paper we found

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attractive relative to the rest of the market and it has performed well since we bought it early in the second quarter.

WHAT SECURITIES HAVE YOU SOLD?

We sold Spanish Broadcasting System preferred and equity because they reached our price target in March and April. We also sold TeleWest which was the largest cable company in the U.K., but is now the second largest, because of merger activity. That sale was also at a profit. Argosy Gaming was a casino position in the gaming industry that did well, but we sold it because we found better relative value in other gaming issues.

WHICH SECURITIES WERE THE BEST OVERALL PERFORMERS FOR THE PORTFOLIO?

The Portfolio's holdings in National Tobacco provided more than a 100% return over the past year and over 70% in the second quarter. The Portfolio had an equity position that came attached with its bonds, and we sold the equity at a very attractive price.

I already mentioned TCI Satellite Entertainment and Millicom International Cellular, both of which were among the Portfolio's top performers. CD Radio was another top contributor. During the holding period it received a license and the market recognized it as a valuable strategic asset.

WERE THERE ANY SECURITIES THAT UNDERPERFORMED?

Alliance Entertainment was clearly a poor investment. We felt they were going to get help from a strategic investor, but that never happened.

ARE THERE AREAS WHERE THE PORTFOLIO IS CURRENTLY OVER OR UNDERWEIGHTED?

Yes. The portfolio is currently overweighted in media broadcasting and telecommunications, which has been a positive for performance. The Portfolio remains underweighted in energy. That didn't contribute significantly to overall performance, and we're in the process of reassessing that weighting.

HOW MUCH CASH DOES THE PORTFOLIO CURRENTLY HAVE ON HAND?

Given what we perceive to be the overpricing in the market, we currently hold a cash position of about 14%, which is somewhat lower than at the end of 1996.

WHAT IS THE BIGGEST RISK INVESTORS FACED IN THE HIGH YIELD MARKET?

Basic market risk. As we noted before, spreads are at historically tight levels and pricing isn't particularly attractive in most new issues. So careful evaluation of price, risk, and reward is essential if we want to buy opportunity instead of just buying bonds.

WHAT DO YOU FORESEE FOR THE FUTURE?

We continue to believe we're in the late stages of a bull market in credit and we want to remain cautious. We don't want to guess the shape of the yield curve. Instead, we try to buy quality and get a fair return, given where yields are today. If spreads widen, and we think they will, we expect to take a more aggressive stance, moving to lower-quality bonds that can offer appropriate compensation for the risks they involve. As always, we'll seek to maximize current income through diversified investments in high yield securities, with capital appreciation as a secondary objective.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay-Shields Financial Corporation

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DEFAULT Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

YIELD SPREAD The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.

CREDIT QUALITY A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's share of the market as a whole.

DURATION A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

CASH FLOW The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

TENDER To offer money or goods in settlement of a prior debt or claim.

CASH POSITION The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

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MAINSTAY VP
INTERNATIONAL EQUITY PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- After a weak first quarter, many international markets showed outstanding results in the second quarter of 1997, helping boost returns for the six month reporting period.

- Restructuring and economic improvements led to excellent local returns in many European markets, although a strong dollar moderated performance for U.S. investors.

- Economic recovery and favorable currency movements helped Japanese equities regain some momentum, while property speculation in Malaysia presented substantial investment risks.

- Concerns over Chinese rule slowed performance in Hong Kong during the first quarter of 1997, but returns were strong for the first half of the year.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The Portfolio had a return of 10.80% for the six month period ended June 30, 1997.

- Over the reporting period, the Portfolio lagged its average Lipper(1) peer fund and underperformed the Morgan Stanley Capital International EAFE Index(2).

- The Portfolio reduced its positions in Germany, France, and Spain and increased exposure in Switzerland and Belgium to strengthen core European holdings and broaden diversification.

- Malaysian holdings were sold and invested primarily in Singapore, which the Portfolio manager believes has a stable economy and strong fundamentals.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

In the first quarter of 1997, concerns about rising U.S. interest rates and a decline in U.S. equities caused weakness in many international markets. During the second quarter, however, investors returned to the fundamentals of their own markets, which produced excellent returns in most markets and positive overall results for the markets in the first half of the year.

Ongoing restructuring, low inflation, moderate growth, and progress toward European Monetary Union boosted overall performance in Europe. Several core European markets provided double-digit returns, with Spain up more than 36%, Germany up 32% and France up 23% for the first half of 1997 in local currency terms. As impressive as these returns may be, a strengthening dollar resulted in more moderate returns for U.S. investors.

Asian markets were also generally strong. Japan began to climb out of its severe recession and posted positive returns for the first half of the year. Hong Kong suffered in the first quarter as investor concerns over rule by the People's Republic of China caused a drop in equity values. Later, however, those fears subsided and Hong Kong provided positive results for the first half of the year. Singapore and Malaysia were underperformers. Emerging markets had variable results and just after the first half of 1997 ended, Thailand devalued its currency.

HOW DID THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO DO IN THIS ENVIRONMENT?

For the six months ended 6/30/97, the MainStay VP International Equity Portfolio had a total return of 10.80%. These results lagged the average Lipper international fund, which returned 12.13% for the same period and the Morgan Stanley Capital International EAFE Index, which returned 11.21% for the first half of 1997.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK?

There are two principal reasons why the Portfolio underperformed the EAFE Index. Most importantly, the Portfolio suffered due to an overweighted position in France, which was negatively affected during, and shortly after the country's elections. In addition, because the Portfolio was underweighted in Japan, it did not benefit as much from the strengthening of the yen as did portfolios with heavier weightings.

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WHAT DECISIONS MADE THE BIGGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE?

As international investors, we believe that country selection is the most important decision that we can make. Given the previous weakness in Japan, we felt the Portfolio could benefit by strengthening the Portfolio's positions in core European countries. During the first half of 1997, we reduced our Japanese exposure and trimmed the Portfolio's positions in Germany, France, and Spain to add holdings in Switzerland and Belgium. This strategic shift increased the Portfolio's diversification within Europe and had a positive impact on the Portfolio's overall performance.

HOW MUCH DID YOU REDUCE THE PORTFOLIO'S JAPANESE EXPOSURE?

Japan is still the largest international equity market and the Portfolio continues to allocate more assets there than to any other country. At the end of 1996, Japan represented about 29.3% of our Portfolio. At the end of the first half of 1997, it was about 25.6%. The Portfolio is currently underweighted in Japan relative to the Morgan Stanley Capital International EAFE Index, which is the benchmark against which we measure the Portfolio's performance.

The signs of recovery in Japan are positive and while the market's 7.5% return may look meager next to the 20% to 30% returns in some European markets, Japan was still a positive contributor to performance. In addition, the Japanese yen strengthened relative to the dollar, so currency movements had a positive impact for U.S. investors.

WHY DID YOU SELECT BELGIUM AND SWITZERLAND?

Diversification was an important consideration. Belgium's economy is tied to other core European economies, which are generally getting stronger and providing moderate growth. As a result, we believe the prospects there are very positive. Switzerland has a number of companies that are export oriented and benefited from low interest rates and favorable exchange rates. Novartis, a Swiss pharmaceutical company that resulted from a merger between Ciba Geigy and Sandoz, is an excellent example.

WITH THE HIGH RETURNS IN GERMANY, FRANCE, AND SPAIN, WAS IT WISE TO REDUCE THE PORTFOLIO'S HOLDINGS IN THESE MARKETS?

With local returns over 20% or 30%, we felt it was a good time to take some profits. We remain overweighted in many core European countries, including France, Austria, and Italy. Decreasing the Portfolio's holdings in Spain brought the Portfolio from an overweighted position to a fairly neutral position relative to the EAFE Index. At the same time, the Portfolio's investments in Switzerland and Belgium brought the Portfolio a more diversified exposure to Europe.

WHICH COMPANIES PROVIDED THE BEST PERFORMANCE DURING THE REPORTING PERIOD?

There were several. For example, in Germany, we had positive results from Volkswagen. In the Netherlands, Philips Electronics did very well. And in Italy, which has benefited from low interest rates, low exchange rates, and the privatization of industry, we've had positive results from Telecom Italia Mobile and its sister companies in telecommunications and cellular equipment.

HAVE DEREGULATION AND PRIVATIZATION HAD AN IMPACT ON TELECOMMUNICATIONS IN OTHER COUNTRIES?

Absolutely. As the industry moved from dependence on cables to fiber optics and cellular technology, we've also seen a general shift from government-regulated telephone monopolies to a more competitive private market. The move in that direction is creating opportunities for businesses in Europe and the Far East, just as it did in the United States. On the whole, we think this is a positive trend and we have telecommunications holdings in several countries.

WHICH MARKETS DIDN'T DO WELL DURING THE REPORTING PERIOD?

By far the worst performer was Malaysia. We were concerned about the temporary slowdown in technology, rising interest rates, and speculation on property values. Although we had hoped that the situation could be contained, when property speculation continued, we saw it as a signal to reduce the Portfolio's holdings. We decided to sell Malaysian stocks in the second quarter, and since Malaysia represented only about 2.3% of the Portfolio's investments at the beginning of the year, the overall impact was minor.

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WHERE DID YOU INVEST THE MONEY THAT YOU RAISED SELLING MALAYSIAN STOCKS?

In Singapore and in Europe. Although the market in Singapore showed some weakness during the reporting period, we believe it has a stable economy, strong fundamentals, and has been a solid performer over time. Whereas in Europe, the restructuring and economic improvements continued to look attractive, especially on a relative basis.

WHAT HAPPENED IN THE UNITED KINGDOM DURING THE FIRST HALF OF THE YEAR?

The Portfolio started off the year underweighted in the U.K. and continues to maintain that position. Interest rates have been rising in Britain and we believe that to restrain their economy, further rate increases may be necessary. The British have come out with a new budget that isn't as favorable for corporations as it might be, so we're not taking any action at this time.

WHAT MAJOR RISKS DID INVESTORS FACE DURING THE REPORTING PERIOD?

As you know, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. During the period, many investors were concerned about news reports of small Japanese banks facing solvency problems. Seeking to avoid difficulties of this nature, the Portfolio was invested primarily in large, well-established companies during the reporting period. Managing risk is a major component in our approach to international investing.

HOW DID SHIFTING CURRENCIES AFFECT THE PORTFOLIO?

The U.S. dollar generally strengthened relative to European currencies. While that substantially reduced returns in U.S. dollar terms, our currency hedging strategy helped reduce the negative impact currency movements had on the Portfolio. As I mentioned, the Japanese yen strengthened against the dollar, and while the Portfolio's yen exposure was limited, it had a positive impact on the Portfolio's performance.

DID THE PORTFOLIO INVEST IN EMERGING MARKETS?

No. During the reporting period, we didn't believe that the reward potential in emerging markets justifies the level of risk investors would have to take. While many investors are attracted by stellar returns in emerging markets, we prefer core established markets. Thailand's recent currency devaluation is just one example of the kind of risk investors may face in emerging markets.

WHAT ABOUT MARKETS IN TRANSITION LIKE HONG KONG?

Investors were a little cautious about Hong Kong in the first quarter, but as the transition to unified rule by the People's Republic of China approached, many investors began to realize the market's long-range potential. Hong Kong is the fifth largest banking center and the seventh largest trading center in the world. It's the gateway for Chinese exports and its fundamentals remain strong. We held the Portfolio's investments in Hong Kong throughout the first half of the year, and our holdings contributed positively to the Portfolio's performance.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

We continue to believe that restructuring and monetary union will benefit European markets and we are strongly committed to the Portfolio's diversification strategy in Europe. As new developments unfold, we may continue to shift assets among European markets to take advantage of opportunities as they arise. We're pleased with the economic developments in Japan as well, and if fundamentals continue to improve, we may begin looking for selected opportunities to increase the Portfolio's exposure there. In any event, we will continue to seek long-term growth of capital commensurate with an acceptable level of risk.

Shigemi Takagi
Portfolio Manager
MacKay-Shields Financial Corporation

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FUNDAMENTALS Key economic factors such as interest rates, gross national product, inflation, unemployment, and currency stability, which may affect the direction of a country's economy--or issuer-specific factors such as assets, earnings, sales, products, and management, which may affect the performance of a company's securities.

RESTRUCTURING Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

EUROPEAN MONETARY UNION A proposed system that would allow participating European countries to operate with a common currency or monetary unit. To qualify for participation, each member country must meet strict monetary and fiscal policy guidelines.

EMERGING MARKETS Countries with smaller or more recently established capital markets, which seek to attract investors, but may lack the liquidity and stability of larger, established markets.

WEIGHTING The proportion of a portfolio allocated to a specific market sector or country, i.e., a portfolio is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

PRIVATIZATION The process of converting state-run or publicly-operated companies into privately owned and operated entities. In theory, enterprises may run more efficiently and offer better service to customers when owned by shareholders rather than the government.

HEDGING/CURRENCY MANAGEMENT An investment strategy that seeks to reduce the effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

International investing involves special risks that are more volatile than those found in the U.S. markets, including foreign currency fluctuations, lesser liquidity of securities and exchanges, political and economic instability, and different government regulatory concerns.

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MAINSTAY VP
TOTAL RETURN PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- After a sharp downturn in late March and early April, the stock market soared to record highs.

- Low inflation, low interest rates, and moderate economic growth in the second quarter provided a solid backdrop for growth investors.

- Although the Federal Reserve Board moved to raise interest rates in late March, the bond markets were relatively quiet over the first half of 1997.

- With low volatility, the market's attention moved from Treasuries to other ways of enhancing yield, including corporate bonds, mortgage-backed securities, and others.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The Portfolio had a return of 9.03% for the six months ended 6/30/97.

- The Portfolio underperformed the average Lipper(1) balanced fund for the first half of 1997.

- Financial, pharmaceutical, and health care related stocks contributed positively to equity performance.

- Overweighting corporate bonds and finding opportunities among BBB-rated Yankee bonds helped enhance yield in the income portion of the Portfolio's investments.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of 1997, the equity markets were highly volatile, with daily gains or losses of 100 points or more becoming common fare. Over the same period, however, the bond markets were relatively tame. The Federal Reserve Board's move to raise interest rates in late March caused stocks to undergo a sharp downturn, or correction, of nearly 10%.

In the second quarter, economic growth slowed to more moderate levels, inflation fears calmed, and interest rates remained low. This environment provided an ideal backdrop for growth investors, as stocks rose to record levels. Advances were led by large capitalization issues, with the S&P 500(2) gaining much more in six months than it normally would in an entire year since 1926(3). Of course, investors should bear in mind that past performance is no guarantee of future results.

While bond prices dropped slightly following the 25 basis point increase in the Federal Funds rate, by the end of June, the markets had fully recovered. With low volatility and relatively stable interest rates, opportunities among Treasury securities and along the yield curve were scarce. As a result, investors turned their attention to a variety of other income securities in an effort to enhance yields. Corporate and utility bonds showed strong performance and mortgage-related and asset-backed issues provided attractive opportunities.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP TOTAL RETURN PORTFOLIO DO IN THE FIRST SIX MONTHS OF 1997?

For the six months ended 6/30/97, the MainStay VP Total Return Portfolio returned 9.03%. The Portfolio underperformed the average Lipper balanced fund, which returned 10.19% for the first half of 1997.

WHAT WAS THE PRINCIPAL REASON FOR THE PORTFOLIO'S UNDERPERFORMANCE OF ITS PEERS?

The Portfolio underperformed in the first quarter, when both stocks and bonds suffered a major downturn. Although the Portfolio outperformed its peers in the second quarter, the gains were not quite enough to make up for earlier losses.

IN THE EQUITY PORTION OF THE PORTFOLIO, WHAT MADE THE BIGGEST CONTRIBUTION TO PERFORMANCE?

Sticking to our management disciplines. Most of the equity underperformance in the first quarter was due to five or six issues that contributed positively to performance in the second quarter. The Portfolio's overweighted position in financial stocks took a substantial toll in the first quarter, but paid off in the second when financial issues rallied. First USA was one security that did particularly well. It received a takeover bid from Banc One in

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the first quarter, and we've sold some of the stock at a handsome profit. We also bought Washington Mutual, a financial name that provided positive performance over the first half of the year.

HOW DID TECHNOLOGY STOCKS DO OVER THE FIRST HALF?

Despite a major downturn in March and April, the Portfolio's technology names have generally done well. Computer Associates International was the Portfolio's best performer in the second quarter, and Microsoft also contributed positively to performance over the first half of 1997. 3Com suffered a major setback when Intel entered its market and was the Portfolio's worst performer over the reporting period, but we believe investors have overestimated the competitive threat. We purchased Compuware, a midsized software company in the middle of the first quarter and it has contributed positively to the Portfolio.

WHAT OTHER COMPANIES MADE POSITIVE CONTRIBUTIONS OVER THE FIRST HALF OF THE
YEAR?

Many of the Portfolio's health care related issues performed well. The Portfolio's holdings included Guidant, a manufacturer of devices for cardiac surgery, and Schering-Plough, a major pharmaceutical company. Both returned over 40% for the Portfolio. Medtronic, whose business is similar to Guidant's, also did well.

Travelers Group stock increased 39%, with its subsidiary, Smith Barney, benefiting from rising values in the brokerage industry. Lucent Technologies, a well diversified telecommunications company, gained 52% during the first half of 1997 and was a significant holding.

ASIDE FROM 3COM, WHICH STOCKS DIDN'T DO WELL?

Abacan Resource suffered when its new oil drilling operations proved unproductive and the company found itself short on capital. We've sold some of the Portfolio's position and placed the stock on our watch list. IKON Office Solutions had trouble integrating new acquisitions, which affected performance and Seagate Technology faced tighter competition and reduced demand for hard disks, which led to negative returns.

One of the Portfolio's largest holdings, Green Tree Financial, suffered from rumors about competition from Fannie Mae and news stories about the chief executive's compensation. HFS, another major holding, performed poorly when investors had difficulty evaluating its acquisition of CUC International. Both HFS and CUC International are highly profitable and control vast streams of income, so we're confident that the value will eventually be realized. Even so, these difficulties had a negative impact on the Portfolio's overall performance.

WHAT HAPPENED IN THE BOND PORTION OF THE PORTFOLIO?

In this uneventful market, we maintained a relatively neutral duration for the Portfolio but took a number of steps seeking to increase yield throughout the reporting period. Recognizing that Treasury securities offered few opportunities, we overweighted the Portfolio in corporate bonds, which added value and capital gain potential as yield spreads narrowed. We also sold the Portfolio's Treasury holdings to buy mortgage-backed and asset-backed securities, including unleveraged collateralized mortgage obligations (CMOs). All of these securities helped contribute positively to performance over the first half of the year.

WHAT ABOUT YANKEE BONDS?

They're bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas. Since the bonds are denominated in U.S. dollars, they carry no currency risk. We believe one advantage we have in the Yankee market is our strong research capability, which helps us sort good names from the bad. We found some attractive opportunities among lower-rated investment-grade Yankee bonds for the Portfolio, which have helped performance in the first half of 1997.

WHAT'S THE OVERALL QUALITY OF THE INCOME PORTION OF THE PORTFOLIO?

The Portfolio has maintained AA quality, even with its investments in some lower-quality bonds. While we can invest a portion of the Portfolio in BBB-rated securities, we seek to minimize exposure to noninvestment-grade bonds.

DID YOU HAVE ANY BONDS THAT DIDN'T DO WELL?

The Portfolio's seasoned mortgage pools performed roughly in line with Treasuries, which tended to underperform other segments of the market, but we believe we may see values realized in seasoned mortgages in the

--------------------------------------------------------------------------------

months ahead. A significant decision during the first half of the year was moving the Portfolio out of Treasuries and into higher performing sectors. One area we didn't participate in was utility bonds, which had very positive results. While we may have missed an opportunity there, we believe that with deregulation, many of these bonds may be poised for downgrades.

WHAT'S YOUR OUTLOOK FOR THE FUTURE?

We believe that if economic growth continues at a moderate pace and inflation stays near its current levels, it will be good for stocks and moderate for bonds. The rising disparity between stock valuations and corporate earnings, however, may pose a challenge for equity investors in the future. If wages rise faster than corporate earnings, inflation could heat up, which could force rates higher and bond prices lower. With these possibilities in mind, we remain cautiously optimistic. Whatever the future brings, we'll continue to seek current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Rudy Carryl
Edmund Spelman
Portfolio Managers
MacKay-Shields Financial Corporation

CORRECTION A shift in security prices that brings them more in line with historic averages.

CAPITALIZATION Standard & Poor's defines capitalization as the market value of outstanding common shares.

BASIS POINT One hundredth of one percent in the yield of an investment, i.e., 100 basis points equal 1%.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

ASSET-BACKED SECURITIES Bonds or notes backed by loan paper or an anticipated income stream from the sale of merchandise or services. The bonds are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance by an institution other than the issuer.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DURATION A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest rate sensitivity than average maturity alone.

MORTGAGE-BACKED SECURITIES Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) Source: Ibbotson Associates, Chicago. Average annual total return for 1926-1996 was 10.7%.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

--------------------------------------------------------------------------------

MAINSTAY VP
VALUE PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The stock market started the year on a strong note, then, dropped during a five week period in March and early April, to finally recover to record highs.

- The greatest gains were among a small number of large capitalization issues, with large inflows from foreign institutional investors.

- Interest rate sensitive issues reacted severely to rising interest rates but outperformed the market in the second quarter.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- The Portfolio had a return of 11.47% for the six month period ended 6/30/97.

- The Portfolio underperformed the average Lipper(1) growth and income fund for the six months ended 6/30/97.

- Interest rate sensitive stocks, particularly insurance companies, were among the Portfolio's strongest performers.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The first half of 1997 was a dynamic and volatile period in the stock market. Carrying momentum from the fourth quarter of 1996, equities rose early in the year. Then in March and April, in anticipation and reaction to the Federal Reserve Board's move to increase interest rates, the market declined 9.8% in a sharp correction. As economic growth slowed, the ensuing recovery brought unexpected stock price gains, led by a small number of large capitalization issues. Foreign institutional investors contributed to the rally by pouring money into large and liquid issues.

Although most investors anticipated a correction, the speed and magnitude of the recovery appeared to dramatically shorten traditional investment cycles.

During the reporting period, the equity markets were highly volatile, with daily gains or losses of 100 points or more being common, making this one of the most volatile periods in recent history. Even so, there were some strong value sectors--most notably interest rate sensitive issues--that performed well on an absolute and relative basis over the first half of 1997.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP VALUE PORTFOLIO DO OVER THE FIRST HALF OF 1997?

For the six months ended 6/30/97, the MainStay VP Value Portfolio returned 11.47%. While these returns are close to the historical averages for an entire year, the Portfolio lagged the average Lipper growth and income fund, which returned 15.81% for the same period.

WHAT WERE THE PRIMARY REASONS FOR THE PORTFOLIO'S UNDERPERFORMANCE?

During the first half of the year, much of the return in the S&P 500(2) came from a small number of large capitalization stocks that did not fit the Portfolio's investment profile, which is geared towards companies with low price-to-earnings (P/E) and low price-to-cash flow ratios. More specifically, the value stocks the Portfolio's management criteria caused us to emphasize ranged from $7.5 billion to $15 billion in market capitalization, in sharp contrast to the market's preference for stocks with market capitalizations in excess of $20 billion. As a result, the Portfolio was automatically excluded from participating in a large part of what made the market rise.

HOW DID YOUR DISCIPLINES HELP INVESTORS?

Using our strict, bottom-up stock selection process, we had identified interest rate sensitive issues, particularly insurance companies, as an area that offered potentially outstanding value. While this sector was hit hard during the market's downturn, its recovery in the second quarter provided good returns for investors and the Portfolio.

--------------------------------------------------------------------------------

WHICH INSURANCE AND FINANCIAL ISSUES DID WELL?

There were several. Travelers Group was up 40%, American International Group advanced 38%, and NationsBank rose 34%. Allstate and Chubb each provided returns over 25%, and Transamerica gained 19%. We purchased Transamerica throughout much of the first and second quarters of the year. The company was actively restructuring, auctioning off subsidiaries that didn't fit their core business, and providing direct incentives for managers to improve stock performance. We look for these kinds of catalysts to identify value.

WHAT OTHER MAJOR DECISIONS DID YOU MAKE DURING THE REPORTING PERIOD?

We selectively increased the Portfolio's positions in the basic materials companies. We believe auto-related and paper stocks are two of the most undervalued sectors we have added to. In general, the economically sensitive sectors underperformed the broad market averages so far in 1997.

WHAT HAPPENED IN THIS SECTOR?

Basic materials stocks such as paper and chemicals suffered from continued poor pricing, coming off of 1996 with high inventories. Also, fertilizer stocks (i.e. Agrium and IMC Global) were hurt from poor planting conditions related to poor weather.

LATE LAST YEAR YOU BEGAN BUYING UTILITIES. WHAT HAPPENED IN THAT AREA?

We continued to purchase utilities as the Portfolio's proprietary valuation criteria showed they had high potential. The Portfolio is currently slightly overweighted and we may continue to strengthen the Portfolio's utility positions in the future. We believe that there are many opportunities among aggressive utilities that can restructure and take advantage of deregulation.

While the utility sector underperformed during the first half of 1997, we see strong future potential in names like PECO Energy and Long Island Lighting. PECO Energy, for example, is actively repurchasing shares. Another underperformer was Niagara Mohawk Power. On the other hand, Brooklyn Union Gas saw the same potential we did in Long Island Lighting and offered to merge with the company, which contributed positively to the Portfolio's performance.

WHAT OTHER SIGNIFICANT PURCHASES DID YOU MAKE?

Columbia/HCA Healthcare was the Portfolio's largest purchase during the reporting period. We began investing for the Portfolio after the stock corrected sharply. The company owns hospitals and has consistent growth with high free cash flow, and has other characteristics that we believe are attractive within our investment framework. After we purchased the stock for the Portfolio, the company announced a one billion dollar share repurchase.

We also bought Banc One when, after acquiring First USA, it became the lowest P/E, lowest price-to-cash flow stock in the entire financial services sector.

WERE THERE OTHER SIGNIFICANT PURCHASES?

Toys "R" Us was an excellent value story. We bought the stock based on its low P/E and substantial free cash flow. The company has dynamic product flow due to the biggest lineup of blockbuster movies in recent years. The stock was up around 20% through 6/30/97.

WHAT ABOUT SALES DURING THE FIRST HALF OF THE YEAR?

Conrail was sold when it was acquired by CSX and Norfolk Southern at a substantial premium to the Portfolio's cost. Xerox appreciated 52% in the first six months of 1997 and according to the Portfolio's management disciplines, we started cutting back on the Portfolio's position.

Philip Morris was another position we cut back on. Given the rising multiples of the stock and the uncertainties faced by the company, we trimmed our holdings just before the March correction.

--------------------------------------------------------------------------------

WHICH OF THE PORTFOLIO'S SALES DIDN'T DO WELL?

We sold Stone Container and bought Georgia-Pacific where we saw a better risk/reward tradeoff. Humana, a health care company, was the Portfolio's largest sale. We had expected a faster turnaround and took advantage of a recovery in the stock price.

WERE THERE OTHER STOCKS THAT UNDERPERFORMED IN THE PORTFOLIO?

Areas of weakness were the energy-related stocks due to lower oil and natural gas prices (Unocal, Occidental Petroleum, MAPCO, and Seagull Energy). However, this group appears significantly undervalued based upon discount to transaction value and we expect a consolidation theme to unfold over the next 6-12 months. Agriculture-related stocks experienced a continued setback due to weather related conditions (IMC Global, Agrium).

HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

Right now, the Portfolio is overweighted in consumer cyclicals and materials processing and underweighted in health care and consumer staples.

WHAT RISKS DO YOU SEE ON THE HORIZON?

The biggest risk lies in valuation. With stock prices now selling at or near historical valuation highs, investors are anticipating a continuation of the current ideal investment environment. Any disappointment on the inflation front and/or in corporate earnings could lead to further downside price volatility.

Denis Laplaige
Jeffrey Simon
Portfolio Managers
MacKay-Shields Financial Corporation

CORRECTION A shift in security prices that brings them more in line with historically appropriate levels.

CAPITALIZATION Standard & Poor's defines capitalization as the market value of outstanding shares.

INVESTMENT CYCLE The time it takes for a market to expand and contract, or move from current levels to new highs and new lows.

PRICE-TO-EARNINGS The price of a stock divided by its earnings per share.

PRICE-TO-CASH FLOW The relationship between the price of a stock and the amount of free cash flow the company is able to generate.

BOTTOM-UP INVESTING Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

RECOVERY A market recovery refers to a rise in security prices that were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product, which may include factory output, sales, productivity, employment, and relative currency values.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a portfolio is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

--------------------------------------------------------------------------------

MAINSTAY VP
BOND PORTFOLIO

The MainStay VP Bond Portfolio registered a return of 2.69% for the six months ended June 30, 1997. The Portfolio's performance was in line with the average A rated corporate bond fund in the Lipper(1) universe, which returned 2.84% over the same period.

During the first quarter, fixed income market participants were concerned about an overheating economy and a restrictive Federal Reserve Bank. The ten year U.S. Treasury note rose 49 basis points to 6.90%. In the second quarter, market sentiment shifted. Weak retail sales numbers caused the market to ponder whether the U.S. consumer was finally taking a break. The market also focused on an improving budget deficit and benign inflation statistics. The price of a ten year U.S. Treasury note rallied as its yield dropped 41 basis points to 6.49%.

Consistent with our constructive outlook for the economy, during the first six months of 1997, we shifted assets from the government to the corporate and mortgage-backed sectors, enhancing the Portfolio's income, and adding some credit risk. We accomplished this while maintaining our long-term conservative approach to managing the Portfolio.

Looking forward, we will watch for signs of economic growth picking up after a second quarter lull. If this occurs, the Federal Reserve could resume tightening. We will adjust the Portfolio accordingly, seeking to outperform the market.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

--------------------------------------------------------------------------------

MAINSTAY VP
GROWTH EQUITY PORTFOLIO

The MainStay VP Growth Equity Portfolio reported a strong return of 14.16% for the six month period ended June 30, 1997. The Portfolio's results in the first half of 1997 were favorable versus the Lipper(1) Growth Fund Average return of 13.57%; however, the Portfolio trailed the S&P 500(2) return of 20.62%. The Portfolio's outperformance of its peer group was a result of the strong performance of its health care holdings, particularly its pharmaceutical stocks. The solid performance of technology stocks also contributed to the Portfolio's positive first half results. The Portfolio's underperformance relative to the S&P 500 was due to the superior performance of a narrow group of larger capitalization issues within the index.

The equity market reported its fourth strongest first half gain in the past 50 years. Equity prices rose faster than most investors expected, largely owing to positive surprises regarding inflation, which was lower than forecast, and corporate profits, which exceeded consensus expectations. In fact, the equity market shrugged off the Federal Reserve tightening in March as more of a preventive action against future inflation. To add further fuel to the market, liquidity remained positive throughout the first half of the year, given the structural demand for stocks via strong equity mutual fund inflows and record levels of mergers and acquisitions.

As we approach the second half of 1997, we remain positive on the equity market, given our forecast for moderate economic growth and low price inflation, which should continue to have a favorable impact on long-term interest rates. We expect the equity market to extend its upward trend as inflation remains under control and price/earnings ratios expand. Further, given the performance of the equity market for the last few years and underlying favorable economic conditions in place, we expect the supply/demand environment for stocks to remain strong. Thus, we continue to focus the Portfolio toward more stable larger capitalization multinational stocks which typically generate consistent earnings growth. In particular, we are adding to positions in the less cyclical consumer staple and health care sectors.

Our investment strategy continues to focus on identifying and investing in quality growth companies which sell at reasonable valuations. We remain disciplined in our stock selection process, weighing both the long-term and short-term probabilities for price appreciation of each stock in the Portfolio.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

--------------------------------------------------------------------------------

MAINSTAY VP
INDEXED EQUITY PORTFOLIO

As 1997 began, it seemed that the long bull market might finally be drawing to a close. Interest rates were edging up, and the Federal Reserve Board was compelled to raise rates in an effort to moderate the pace of economic growth. Equity funds, on average, posted slight losses in the first quarter, while the blue-chip laden S&P 500(1) stock index managed a 3.15% gain. Economic growth continued, but at a slower pace. Despite very low levels of unemployment, general price levels had not risen significantly. Low interest rates, strong earnings, and the absence of inflation gave the market a boost. Stock prices, especially the large capitalization stocks that make up the bulk of the S&P 500 index, soared 17.47% in the second quarter.

The best performers were the largest stocks. These stocks enjoyed solid earnings and substantial price gains. Microsoft, General Electric, Merck, Coca-Cola, and Exxon posted total returns of 52.95%, 32.92%, 31.80%, 28.82% and 27.38%, respectively. Collectively, these stocks make up roughly 12% of the S&P 500 index. These large stocks tend not to be as heavily represented in other equity mutual funds, and this is a major reason that the index, and the MainStay VP Indexed Equity Portfolio, outperformed the majority of stock funds. The Portfolio's return of 20.46% for the first six months of the year is well above the 12.67% gain for the Lipper(2) Average Diversified U.S. stock fund.

James A. Mehling
Portfolio Manager
Monitor Capital Advisors, Inc.

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 4 for returns reflective of these charges.

Unlike other funds that generally seek to beat market averages, often with unpredictable results, index funds seek to match the return of their respective indexes.

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        Anthony W. Polis, Treasurer
                        A. Thomas Smith III, Secretary
                        Marc J. Chalfin, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Monitor Capital Advisors, Inc.
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A. (formerly Chemical Bank)

                            INDEPENDENT ACCOUNTANTS
                        Price Waterhouse LLP

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997
(Unaudited)

                     MAINSTAY VP         MAINSTAY VP
                       CAPITAL               CASH            MAINSTAY VP
                     APPRECIATION         MANAGEMENT         CONVERTIBLE
                    ------------------------------------------------------
ASSETS:
  Investment at
    net asset
    value
    (Identified
    Cost:
    $59,519,722;
    $6,257,404;
    $502,409;
    $1,647,720;
    $8,351,747;
    $2,598,289;
    $17,371,430;
    $9,393,048;
    $3,779,763,
 respectively)...    $ 79,026,079        $  6,257,413        $    524,224

LIABILITIES:
  Liability for
    mortality and
    expense risk
    charges......         133,419               9,117                 752
                     ------------        ------------        ------------
      Total
        equity...    $ 78,892,660        $  6,248,296        $    523,472
                     ============        ============        ============
TOTAL EQUITY
  REPRESENTED BY:
  Equity of
    Policyowners:
    Variable
     accumulation
      units
     outstanding:
      4,537,196;
      5,413,404;
      48,057;
      138,794;
      649,916;
      217,059;
      1,412,894;
      691,079;
      311,648,
  respectively...    $ 78,892,660        $  6,248,296        $    523,472
                     ============        ============        ============
    Variable
     accumulation
      unit
      value......    $      17.39        $       1.15        $      10.89
                     ============        ============        ============

                                                                ALGER
                     MAINSTAY VP         MAINSTAY VP           AMERICAN
                        GROWTH             INDEXED              SMALL
                        EQUITY              EQUITY          CAPITALIZATION
                    ------------------------------------------------------
ASSETS:
  Investment at
    net asset
    value
    (Identified
    Cost:
    $14,708,383;
    $16,972,363;
    $825,840;
    $77,568;
    $2,313,755;
    $768,053;
    $744,056;
    $3,251,726;
    $910,760,
 respectively)...    $ 16,923,758        $ 21,997,361        $    843,487

LIABILITIES:
  Liability for
    mortality and
    expense risk
    charges......          27,993              36,060               1,168
                     ------------        ------------        ------------
      Total
        equity...    $ 16,895,765        $ 21,961,301        $    842,319
                     ============        ============        ============
TOTAL EQUITY
  REPRESENTED BY:
  Equity of
    Policyowners:
    Variable
     accumulation
      units
     outstanding:
      923,243;
      1,046,042;
      86,937;
      7,647;
      214,626;
      68,093;
      68,409;
      287,898;
      82,239,
  respectively...    $ 16,895,765        $ 21,961,301        $    842,319
                     ============        ============        ============
    Variable
     accumulation
      unit
      value......    $      18.30        $      20.99        $       9.69
                     ============        ============        ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
     MAINSTAY VP         HIGH YIELD       INTERNATIONAL          TOTAL           MAINSTAY VP        MAINSTAY VP
      GOVERNMENT       CORPORATE BOND         EQUITY             RETURN             VALUE               BOND
    -------------------------------------------------------------------------------------------------------------
     $  1,632,105       $  8,846,932       $  2,813,169       $ 21,163,569       $ 10,938,445       $  3,786,903

            2,816             22,709             12,478             36,109             21,981              6,377
     ------------       ------------       ------------       ------------       ------------       ------------
     $  1,629,289       $  8,824,223       $  2,800,691       $ 21,127,460       $ 10,916,464       $  3,780,526
     ============       ============       ============       ============       ============       ============

     $  1,629,289       $  8,824,223       $  2,800,691       $ 21,127,460       $ 10,916,464       $  3,780,526
     ============       ============       ============       ============       ============       ============
     $      11.74       $      13.58       $      12.90       $      14.95       $      15.80       $      12.13
     ============       ============       ============       ============       ============       ============

                                                                                    JANUS          MORGAN STANLEY
       CALVERT            FIDELITY           FIDELITY            JANUS              ASPEN             EMERGING
       SOCIALLY           VIP II:              VIP:              ASPEN            WORLDWIDE           MARKETS
     RESPONSIBLE         CONTRAFUND       EQUITY-INCOME         BALANCED            GROWTH             EQUITY
    -------------------------------------------------------------------------------------------------------------
     $     83,970       $  2,484,839       $    820,976       $    778,063       $  3,513,273       $  1,010,011

              123              3,284              1,078                972              4,105              1,392
     ------------       ------------       ------------       ------------       ------------       ------------
     $     83,847       $  2,481,555       $    819,898       $    777,091       $  3,509,168       $  1,008,619
     ============       ============       ============       ============       ============       ============
     $     83,847       $  2,481,555       $    819,898       $    777,091       $  3,509,168       $  1,008,619
     ============       ============       ============       ============       ============       ============
     $      10.97       $      11.56       $      12.04       $      11.36       $      12.19       $      12.26
     ============       ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)

                                                            MAINSTAY VP           MAINSTAY VP
                                                              CAPITAL                CASH               MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT            CONVERTIBLE
                                                         ----------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................      $       123           $   129,118           $        48
  Mortality and expense risk charges..................         (237,999)              (17,836)               (1,166)
                                                           ------------          ------------          ------------
      Net investment income (loss)....................         (237,876)              111,282                (1,118)
                                                           ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................        1,102,439             8,268,687                40,022
  Cost of investments sold............................         (651,194)           (8,268,668)              (38,610)
                                                           ------------          ------------          ------------
      Net realized gain on investments................          451,245                    19                 1,412
  Realized gain distribution received.................               --                    --                    81
  Change in unrealized appreciation (depreciation)
    on investments....................................        8,208,473                    10                21,866
                                                           ------------          ------------          ------------
      Net gain on investments.........................        8,659,718                    29                23,359
                                                           ------------          ------------          ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................           (4,850)                   30                   (14)
                                                           ------------          ------------          ------------
      Net increase in total equity resulting
        from operations...............................      $ 8,416,992           $   111,341           $    22,227
                                                           ============          ============          ============

                                                                                                           ALGER
                                                            MAINSTAY VP           MAINSTAY VP            AMERICAN
                                                              GROWTH                INDEXED                SMALL
                                                              EQUITY                EQUITY            CAPITALIZATION
                                                         -----------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................      $        --           $        62           $        --
  Mortality and expense risk charges..................          (48,925)              (60,327)               (1,587)
                                                           ------------          ------------          ------------
      Net investment income (loss)....................          (48,925)              (60,265)               (1,587)
                                                           ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................           93,147               592,490                26,294
  Cost of investments sold............................          (76,774)             (369,549)              (28,792)
                                                           ------------          ------------          ------------
      Net realized gain (loss) on investments.........           16,373               222,941                (2,498)
  Realized gain distribution received.................            3,709                90,655                27,734
  Change in unrealized appreciation (depreciation)
    on investments....................................        1,931,415             3,011,502                17,764
                                                           ------------          ------------          ------------
      Net gain on investments.........................        1,951,497             3,325,098                43,000
                                                           ------------          ------------          ------------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account......................           (1,471)               (2,842)                  (22)
                                                           ------------          ------------          ------------
      Net increase in total equity resulting
        from operations...............................      $ 1,901,101           $ 3,261,991           $    41,391
                                                           ============          ============          ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    -----------------------------------------------------------------------------------------------------------------------------
       $        --           $     8,573           $    49,183           $        --           $       178           $        --
            (5,356)              (54,422)              (34,972)              (66,053)              (46,793)              (11,929)
      ------------          ------------          ------------          ------------          ------------          ------------
            (5,356)              (45,849)               14,211               (66,053)              (46,615)              (11,929)
      ------------          ------------          ------------          ------------          ------------          ------------
            78,381            13,153,042            11,886,312               463,435             7,455,762               111,547
           (77,861)          (11,192,680)          (11,117,393)             (329,513)           (5,195,723)             (105,630)
      ------------          ------------          ------------          ------------          ------------          ------------
               520             1,960,362               768,919               133,922             2,260,039                 5,917
                --                46,617                    --                    --                53,322                    --
            39,253            (1,236,908)             (468,557)            1,570,045            (1,073,107)               89,277
      ------------          ------------          ------------          ------------          ------------          ------------
            39,773               770,071               300,362             1,703,967             1,240,254                95,194
      ------------          ------------          ------------          ------------          ------------          ------------
               (12)               (1,212)                 (763)                 (973)                 (868)                  (38)
      ------------          ------------          ------------          ------------          ------------          ------------
       $    34,405           $   723,010           $   313,810           $ 1,636,941           $ 1,192,771           $    83,227
      ============          ============          ============          ============          ============          ============

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
       RESPONSIBLE           CONTRAFUND           EQUITY-INCOME           BALANCED               GROWTH                EQUITY
    ------------------------------------------------------------------------------------------------------------------------------
       $        --           $     5,634           $     3,972           $    16,487           $    28,010           $        --
              (177)               (4,423)               (1,437)               (1,439)               (5,331)               (1,802)
      ------------          ------------          ------------          ------------          ------------          ------------
              (177)                1,211                 2,535                15,048                22,679                (1,802)
      ------------          ------------          ------------          ------------          ------------          ------------
             4,645                57,182                72,454                24,406                61,770                52,885
            (4,952)              (55,242)              (73,353)              (23,276)              (55,531)              (47,475)
      ------------          ------------          ------------          ------------          ------------          ------------
              (307)                1,940                  (899)                1,130                 6,239                 5,410
                --                14,890                19,970                 1,077                17,119                    --
             7,367               169,593                53,220                34,210               258,947                98,761
      ------------          ------------          ------------          ------------          ------------          ------------
             7,060               186,423                72,291                36,417               282,305               104,171
      ------------          ------------          ------------          ------------          ------------          ------------
                (4)                 (128)                  (48)                  (35)                 (223)                  (99)
      ------------          ------------          ------------          ------------          ------------          ------------
       $     6,879           $   187,506           $    74,778           $    51,430           $   304,761           $   102,270
      ============          ============          ============          ============          ============          ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                  MAINSTAY VP                         MAINSTAY VP
                                                             CAPITAL APPRECIATION                   CASH MANAGEMENT
                                                         -----------------------------       -----------------------------
                                                            1997              1996              1997              1996
                                                         -----------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)......................   $  (237,876)      $  (259,950)      $   111,282       $   125,170
    Net realized gain (loss) on investments...........       451,245           117,486                19               (31)
    Realized gain distribution received...............            --                --                --                --
    Change in unrealized appreciation (depreciation)
      on investments..................................     8,208,473         6,900,669                10                11
    Increase (decrease) attributable to funds of New
      York
      Life Insurance and Annuity Corporation retained
      by
      Separate Account................................        (4,850)           (3,153)               30                89
                                                         ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations...............................     8,416,992         6,755,052           111,341           125,239
                                                         ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Return of equity contribution to New York Life
      Insurance and Annuity Corporation...............            --                --                --                --
    Policyowners' premium payments....................    16,832,049        26,843,479        16,446,310        32,779,343
    Cost of insurance.................................    (6,255,490)       (9,093,725)         (654,153)         (989,566)
    Policyowners' surrenders..........................    (1,540,350)       (1,271,171)          (14,576)          (56,535)
    Net transfers to Fixed Account....................      (847,777)       (1,045,732)         (297,510)         (557,133)
    Transfers between Investment Divisions............     2,464,610        11,653,145       (15,790,747)      (27,966,704)
    Policyowners' death benefits......................       (43,165)          (29,669)          (10,139)               --
                                                         ------------      ------------      ------------      ------------
      Net contributions and withdrawals...............    10,609,877        27,056,327          (320,815)        3,209,405
                                                         ------------      ------------      ------------      ------------
        Increase (decrease) in total equity...........    19,026,869        33,811,379          (209,474)        3,334,644
TOTAL EQUITY:
    Beginning of period...............................    59,865,791        26,054,412         6,457,770         3,123,126
                                                         ------------      ------------      ------------      ------------
    End of period.....................................   $78,892,660       $59,865,791       $ 6,248,296       $ 6,457,770
                                                         ============      ============      ============      ============

                                                                  MAINSTAY VP                         MAINSTAY VP
                                                             INTERNATIONAL EQUITY                    TOTAL RETURN
                                                         -----------------------------       -----------------------------
                                                            1997              1996              1997              1996
                                                         -----------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)......................   $    14,211       $   630,545       $   (66,053)      $   255,705
    Net realized gain on investments..................       768,919            10,856           133,922            69,613
    Realized gain distribution received...............            --            17,725                --                --
    Change in unrealized appreciation (depreciation)
      on investments..................................      (468,557)          485,209         1,570,045         1,096,527
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained
      by
      Separate Account................................          (763)           (1,988)             (973)             (891)
                                                         ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations...............................       313,810         1,142,347         1,636,941         1,420,954
                                                         ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Return of equity contribution to New York Life
      Insurance and Annuity Corporation...............   (11,738,746)               --                --                --
    Policyowners' premium payments....................       760,389           958,640         4,186,380         7,504,745
    Cost of insurance.................................      (236,626)         (257,367)       (1,540,461)       (2,550,631)
    Policyowners' surrenders..........................       (17,507)          (14,717)         (434,539)         (393,720)
    Net transfers to Fixed Account....................       (15,801)           (9,665)         (208,488)         (241,714)
    Transfers between Investment Divisions............       166,124           794,305           257,993         2,569,434
    Policyowners' death benefits......................        (2,923)           (2,096)          (27,137)          (12,043)
                                                         ------------      ------------      ------------      ------------
      Net contributions and withdrawals...............   (11,085,090)        1,469,100         2,233,748         6,876,071
                                                         ------------      ------------      ------------      ------------
        Increase (decrease) in total equity...........   (10,771,280)        2,611,447         3,870,689         8,297,025
TOTAL EQUITY:
    Beginning of period...............................    13,571,971        10,960,524        17,256,771         8,959,746
                                                         ------------      ------------      ------------      ------------
    End of period.....................................   $ 2,800,691       $13,571,971       $21,127,460       $17,256,771
                                                         ============      ============      ============      ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                                                                            MAINSTAY VP
            MAINSTAY VP                     MAINSTAY VP                     HIGH YIELD
            CONVERTIBLE                     GOVERNMENT                    CORPORATE BOND
    ---------------------------     ---------------------------     ---------------------------
       1997           1996(a)          1997            1996            1997            1996
    -------------------------------------------------------------------------------------------
    $    (1,118)    $     1,209     $    (5,356)    $    82,707     $   (45,849)    $   757,498
          1,412               8             520          12,558       1,960,362          48,439
             81             225              --              --          46,617         233,076
         21,866             (52)         39,253         (60,509)     (1,236,908)      1,191,289
            (14)             --             (12)            (51)         (1,212)         (2,719)
    ------------    ------------    ------------    ------------    ------------    ------------
         22,227           1,390          34,405          34,705         723,010       2,227,583
    ------------    ------------    ------------    ------------    ------------    ------------
             --              --              --              --     (12,980,104)             --
        131,692          36,023         307,331         588,549       2,368,481       2,385,150
        (34,554)         (2,787)       (115,521)       (202,531)       (680,650)       (696,139)
           (870)             --         (24,663)        (25,594)       (101,281)        (61,676)
         (5,337)             --          (5,220)        (14,290)        (17,249)        (32,091)
        275,632         100,056          (2,175)         90,391       1,467,628       2,269,082
             --              --              --          (1,092)           (204)         (1,270)
    ------------    ------------    ------------    ------------    ------------    ------------
        366,563         133,292         159,752         435,433      (9,943,379)      3,863,056
    ------------    ------------    ------------    ------------    ------------    ------------
        388,790         134,682         194,157         470,138      (9,220,369)      6,090,639
        134,682              --       1,435,132         964,994      18,044,592      11,953,953
    ------------    ------------    ------------    ------------    ------------    ------------
    $   523,472     $   134,682     $ 1,629,289     $ 1,435,132     $ 8,824,223     $18,044,592
    ============    ============    ============    ============    ============    ============

            MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
               VALUE                           BOND                        GROWTH EQUITY
    ---------------------------     ---------------------------     ---------------------------
       1997            1996            1997            1996            1997            1996
    -------------------------------------------------------------------------------------------
    $   (46,615)    $    92,729     $   (11,929)    $   165,236     $   (48,925)    $    43,146
      2,260,039          15,992           5,917          12,900          16,373          30,033
         53,322         186,950              --              --           3,709       1,437,459
     (1,073,107)      1,787,101          89,277        (115,255)      1,931,415         161,667
           (868)         (1,752)            (38)            (91)         (1,471)         (1,387)
    ------------    ------------    ------------    ------------    ------------    ------------
      1,192,771       2,081,020          83,227          62,790       1,901,101       1,670,918
    ------------    ------------    ------------    ------------    ------------    ------------
     (7,345,155)             --              --              --              --              --
      2,627,109       2,967,711       1,030,122       1,242,545       3,537,386       4,982,537
       (906,262)       (906,758)       (240,987)       (402,055)     (1,168,764)     (1,651,492)
        (70,974)        (62,672)        (59,960)        (45,388)       (221,885)       (203,329)
        (19,772)        (31,930)        (31,716)        (31,204)       (129,549)       (178,949)
      1,708,611       2,776,686         118,155         627,608       1,327,330       2,251,912
         (1,398)         (1,828)         (2,266)         (2,075)        (30,238)        (15,505)
    ------------    ------------    ------------    ------------    ------------    ------------
     (4,007,841)      4,741,209         813,348       1,389,431       3,314,280       5,185,174
    ------------    ------------    ------------    ------------    ------------    ------------
     (2,815,070)      6,822,229         896,575       1,452,221       5,215,381       6,856,092
     13,731,534       6,909,305       2,883,951       1,431,730      11,680,384       4,824,292
    ------------    ------------    ------------    ------------    ------------    ------------
    $10,916,464     $13,731,534     $ 3,780,526     $ 2,883,951     $16,895,765     $11,680,384
    ============    ============    ============    ============    ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                                         ALGER
                                                                                                       AMERICAN
                                                                MAINSTAY VP                              SMALL
                                                              INDEXED EQUITY                        CAPITALIZATION
                                                      -------------------------------       -------------------------------
                                                          1997               1996               1997             1996(a)
                                                      ---------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...................   $    (60,265)      $    135,508       $     (1,587)      $        (67)
    Net realized gain (loss) on investments........        222,941             64,602             (2,498)               (30)
    Realized gain distribution received............         90,655            166,736             27,734                 --
    Change in unrealized appreciation
      (depreciation)
      on investments...............................      3,011,502          1,454,231             17,764               (117)
    Increase (decrease) attributable to funds of
      New York
      Life Insurance and Annuity Corporation
      retained by
      Separate Account.............................         (2,842)            (1,534)               (22)                 3
                                                      ------------       ------------       ------------       ------------
      Net increase (decrease) in total equity
        resulting
        from operations............................      3,261,991          1,819,543             41,391               (211)
                                                      ------------       ------------       ------------       ------------
  Contributions and withdrawals:
    Policyowners' premium payments.................      4,587,508          5,663,276            277,178             15,186
    Cost of insurance..............................     (1,616,993)        (1,832,018)           (62,112)            (3,169)
    Policyowners' surrenders.......................       (248,300)          (189,215)            (1,606)               (29)
    Net transfers from (to) Fixed Account..........       (207,977)          (255,372)            (6,564)                80
    Transfers between Investment Divisions.........      2,279,384          3,981,697            477,290            109,530
    Policyowners' death benefits...................         (1,605)            (2,523)            (4,645)                --
                                                      ------------       ------------       ------------       ------------
      Net contributions and withdrawals............      4,792,017          7,365,845            679,541            121,598
                                                      ------------       ------------       ------------       ------------
        Increase in total equity...................      8,054,008          9,185,388            720,932            121,387
TOTAL EQUITY:
    Beginning of period............................     13,907,293          4,721,905            121,387                 --
                                                      ------------       ------------       ------------       ------------
    End of period..................................   $ 21,961,301       $ 13,907,293       $    842,319       $    121,387
                                                      ============       ============       ============       ============

                                                                 FIDELITY                                JANUS
                                                                   VIP:                                  ASPEN
                                                               EQUITY-INCOME                           BALANCED
                                                      -------------------------------       -------------------------------
                                                          1997             1996(a)              1997             1996(a)
                                                      ---------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...................   $      2,535       $        (36)      $     15,048       $        847
    Net realized gain (loss) on investments........           (899)               121              1,130                  1
    Realized gain distribution received............         19,970                 --              1,077                 --
    Change in unrealized appreciation
      (depreciation)
      on investments...............................         53,220               (298)            34,210               (203)
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by
      Separate Account.............................            (48)                --                (35)                --
                                                      ------------       ------------       ------------       ------------
      Net increase (decrease) in total equity
        resulting
        from operations............................         74,778               (213)            51,430                645
                                                      ------------       ------------       ------------       ------------
  Contributions and withdrawals:
    Policyowners' premium payments.................        190,646             13,334            238,997             14,020
    Cost of insurance..............................        (47,579)            (1,305)           (40,592)            (1,851)
    Policyowners' surrenders.......................           (568)                --               (251)                --
    Net transfers to Fixed Account.................           (498)                --             (3,582)                --
    Transfers between Investment Divisions.........        500,535             90,768            424,111             94,164
    Policyowners' death benefits...................             --                 --                 --                 --
                                                      ------------       ------------       ------------       ------------
      Net contributions and withdrawals............        642,536            102,797            618,683            106,333
                                                      ------------       ------------       ------------       ------------
        Increase in total equity...................        717,314            102,584            670,113            106,978
TOTAL EQUITY:
    Beginning of period............................        102,584                 --            106,978                 --
                                                      ------------       ------------       ------------       ------------
    End of period..................................   $    819,898       $    102,584       $    777,091       $    106,978
                                                      ============       ============       ============       ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                CALVERT                              FIDELITY
               SOCIALLY                               VIP II:
              RESPONSIBLE                           CONTRAFUND
    -------------------------------       -------------------------------
        1997             1996(a)              1997             1996(a)
    ---------------------------------------------------------------------
    $       (177)      $        258       $      1,211       $       (111)
            (307)                --              1,940                376
              --                645             14,890                 --
           7,367               (965)           169,593              1,491
              (4)                --               (128)                (1)
    ------------       ------------       ------------       ------------
           6,879                (62)           187,506              1,755
    ------------       ------------       ------------       ------------
          20,987                642            808,387             26,958
          (4,941)              (144)          (141,041)            (5,360)
            (115)                --             (3,849)               (19)
            (385)                --            (11,820)              (374)
          37,423             23,563          1,385,824            233,588
              --                 --                 --                 --
    ------------       ------------       ------------       ------------
          52,969             24,061          2,037,501            254,793
    ------------       ------------       ------------       ------------
          59,848             23,999          2,225,007            256,548
          23,999                 --            256,548                 --
    ------------       ------------       ------------       ------------
    $     83,847       $     23,999       $  2,481,555       $    256,548
    ============       ============       ============       ============

                 JANUS                            MORGAN STANLEY
                 ASPEN                               EMERGING
               WORLDWIDE                              MARKETS
                GROWTH                                EQUITY
    -------------------------------       -------------------------------
        1997             1996(a)              1997             1996(a)
    ---------------------------------------------------------------------
    $     22,679       $      1,123       $     (1,802)      $         82
           6,239                243              5,410                  5
          17,119                 --                 --                 --
         258,947              2,600             98,761                489
            (223)                (2)               (99)                --
    ------------       ------------       ------------       ------------
         304,761              3,964            102,270                576
    ------------       ------------       ------------       ------------
         820,819             51,071            355,789             11,833
        (159,471)            (6,122)           (55,478)            (2,147)
          (4,860)               (12)              (628)               (16)
         (38,080)                --             (1,671)                --
       2,327,218            209,880            535,345             65,490
              --                 --             (2,744)                --
    ------------       ------------       ------------       ------------
       2,945,626            254,817            830,613             75,160
    ------------       ------------       ------------       ------------
       3,250,387            258,781            932,883             75,736
         258,781                 --             75,736                 --
    ------------       ------------       ------------       ------------
    $  3,509,168       $    258,781       $  1,008,619       $     75,736
    ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------


   New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account I ("VL Separate Account I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. The VL Separate Account I policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. VL Separate Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VL Separate Account I are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  VL Separate Account I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of VL Separate Account I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VL Separate Account I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VL Separate Account I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VL Separate Account I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------



   At June 30, 1997, the investments of VL Separate Account I are as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Number of shares........................................        3,806                6,258                    48
Identified cost*........................................     $ 59,520             $  6,257              $    502

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Number of shares........................................          796                1,140                    21
Identified cost*........................................     $ 14,708             $ 16,972              $    826

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the six months ended June 30, 1997, was as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Purchases...............................................     $ 11,504             $  8,062              $    406
Proceeds from sales.....................................        1,102                8,269                    40

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Purchases...............................................     $  3,369             $  5,425              $    733
Proceeds from sales.....................................           93                  592                    26

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
          166               718               243            1,333             710               288
      $ 1,648          $  8,352           $ 2,598          $17,371         $ 9,393          $  3,780

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
           43               139                37               48             154                84
      $    78          $  2,314           $   768          $   744         $ 3,252          $    911

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
      $   233          $  3,201           $   803          $ 2,637         $ 3,453          $    915
           78            13,153            11,886              463           7,456               112

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
      $    58          $  2,114           $   738          $   660         $ 3,051          $    883
            5                57                72               24              62                53

  During the year New York Life Insurance and Annuity Corporation withdrew $32,064,005 from Separate Account I. This amount represented the New York Life Insurance and Annuity Corporation's May 1, 1995 initial investment in the Separate Account. This amount included accumulated appreciation of $7,064,005.

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------


    VL Separate Account I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

    VL Separate Account I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------


At June 30, 1997, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                             MAINSTAY VP         MAINSTAY VP
                                                               CAPITAL               CASH            MAINSTAY VP
                                                             APPRECIATION         MANAGEMENT         CONVERTIBLE
                                                            ------------------------------------------------------
Cost to Policyowners.....................................      $ 86,887            $ 16,393            $    554
Sales charges............................................        (6,245)             (7,901)                (18)
Cost of insurance........................................       (21,311)             (2,577)                (37)
Accumulated net investment income (loss).................          (493)                333                  --
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................           561                  --                   2
Unrealized appreciation (depreciation) on investments....        19,506                  --                  22
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...           (12)                 --                  --
                                                               --------            --------            --------
Net amount applicable to Policyowners....................      $ 78,893            $  6,248            $    523
                                                               ========            ========            ========

                                                                                                        ALGER
                                                             MAINSTAY VP         MAINSTAY VP           AMERICAN
                                                                GROWTH             INDEXED              SMALL
                                                                EQUITY              EQUITY          CAPITALIZATION
                                                            ------------------------------------------------------
Cost to Policyowners.....................................      $ 17,560            $ 21,801            $    897
Sales charges............................................        (1,149)             (1,345)                (31)
Cost of insurance........................................        (3,689)             (4,377)                (65)
Accumulated net investment income (loss).................            39                 167                  (2)
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................         1,924                 695                  25
Unrealized appreciation (depreciation) on investments....         2,215               5,025                  18
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...            (4)                 (5)                 --
                                                               --------            --------            --------
Net amount applicable to Policyowners....................      $ 16,896            $ 21,961            $    842
                                                               ========            ========            ========

                                NEW YORK LIFE INSURANCE AND ANNUNITY CORPORATION
                                                           VL SEPERATE ACCOUNT I
--------------------------------------------------------------------------------

                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    ----------------------------------------------------------------------------------------------------------------------------
        $   2,169             $   6,852             $   1,386             $  24,769             $   9,287             $   4,754
             (176)                 (523)                 (187)               (1,835)                 (614)                 (324)
             (533)               (1,439)                 (518)               (6,226)               (1,894)                 (931)
              168                 1,129                 1,111                   429                    75                   256
               17                 2,315                   798                   201                 2,521                    19
              (16)                  495                   215                 3,792                 1,545                     7
               --                    (5)                   (4)                   (3)                   (4)                   --
        ---------             ---------             ---------             ---------             ---------             ---------
        $   1,629             $   8,824             $   2,801             $  21,127             $  10,916             $   3,781
        =========             =========             =========             =========             =========             =========

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
       RESPONSIBLE           CONTRAFUND           EQUITY-INCOME           BALANCED               GROWTH                EQUITY
    -----------------------------------------------------------------------------------------------------------------------------
        $      85             $   2,528             $     816             $     794             $   3,456             $   1,003
               (2)                  (89)                  (21)                  (27)                  (91)                  (38)
               (5)                 (146)                  (49)                  (42)                 (166)                  (58)
               --                     1                     2                    16                    24                    (2)
               --                    17                    19                     2                    24                     5
                6                   171                    53                    34                   262                    99
               --                    --                    --                    --                    --                    --
        ---------             ---------             ---------             ---------             ---------             ---------
        $      84             $   2,482             $     820             $     777             $   3,509             $   1,009
        =========             =========             =========             =========             =========             =========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------


   Transactions in accumulation units for the six months ended June 30, 1997 and for the year ended December 31, 1996, were as follows:

                                                     MAINSTAY VP                                   MAINSTAY VP
                                                 CAPITAL APPRECIATION                            CASH MANAGEMENT
                                            ------------------------------                ------------------------------
                                             1997                   1996                   1997                   1996
                                            ----------------------------------------------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................        --                     --                     --                     --
Units issued on premium payments.........     1,045                  1,859                 14,393                 29,552
Units redeemed on cost of insurance......      (389)                  (629)                  (572)                  (892)
Units redeemed on surrenders.............       (96)                   (87)                   (13)                   (51)
Units redeemed on death benefits.........        (3)                    (2)                    (9)                    --
Units redeemed on net transfers to
  Fixed Account..........................       (59)                   (75)                  (261)                  (506)
Units issued (redeemed) on transfers
  between
  Investment Divisions...................       164                    821                (13,842)               (25,270)
                                            -------                -------                -------                -------
                                                ---                    ---                    ---                    ---
  Net increase (decrease)................       662                  1,887                   (304)                 2,833
Units outstanding, beginning of period...     3,875                  1,988                  5,717                  2,884
                                            -------                -------                -------                -------
                                                ---                    ---                    ---                    ---
Units outstanding, end of period.........     4,537                  3,875                  5,413                  5,717
                                            =======                =======                =======                =======

                                                     MAINSTAY VP                                   MAINSTAY VP
                                                 INTERNATIONAL EQUITY                              TOTAL RETURN
                                            ------------------------------                ------------------------------
                                             1997                   1996                   1997                   1996
                                            ----------------------------------------------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................    (1,000)                    --                     --                     --
Units issued on premium payments.........        63                     86                    297                    574
Units redeemed on cost of insurance......       (20)                   (24)                  (109)                  (195)
Units redeemed on surrenders.............        (1)                    (1)                   (31)                   (30)
Units redeemed on death benefits.........        --                     --                     (2)                    (1)
Units redeemed on net transfers to
  Fixed Account..........................        --                     (1)                   (17)                   (20)
Units issued on transfers between
  Investment Divisions...................        14                     71                     21                    201
                                            -------                -------                -------                -------
                                                ---                    ---                    ---                    ---
  Net increase (decrease)................      (944)                   131                    159                    529
Units outstanding, beginning of period...     1,161                  1,030                  1,254                    725
                                            -------                -------                -------                -------
                                                ---                    ---                    ---                    ---
Units outstanding, end of period.........       217                  1,161                  1,413                  1,254
                                            =======                =======                =======                =======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                NEW YORK LIFE INSURANCE AND ANNUNITY CORPORATION
                                                           VL SEPERATE ACCOUNT I
--------------------------------------------------------------------------------

                                                        MAINSTAY VP
        MAINSTAY VP             MAINSTAY VP             HIGH YIELD
        CONVERTIBLE             GOVERNMENT            CORPORATE BOND
    -------------------     -------------------     -------------------
     1997       1996(a)      1997        1996        1997        1996
    -------------------------------------------------------------------
         --         --           --          --      (1,000)         --
         13          3           26          53         182         199
         (3)        --          (10)        (18)        (52)        (58)
         --         --           (2)         (2)         (8)         (5)
         --         --           --          --          --          --
         (1)        --           --          (1)         (1)         (2)
         26         10           --           8         113         191
    -------     ------      -------     -------     -------     -------
         35         13           14          40        (766)        325
         13         --          125          85       1,416       1,091
    -------     ------      -------     -------     -------     -------
         48         13          139         125         650       1,416
    =======      =====      =======     =======     =======     =======

        MAINSTAY VP             MAINSTAY VP             MAINSTAY VP
           VALUE                   BOND                GROWTH EQUITY
    -------------------     -------------------     -------------------
     1997        1996        1997        1996        1997        1996
    -------------------------------------------------------------------
       (500)        --           --          --          --          --
        177        230           87         108         209         341
        (61)       (70)         (20)        (35)        (69)       (113)
         (5)        (5)          (5)         (4)        (13)        (14)
         --         --           --          --          (2)         (1)
         (2)        (3)          (2)         (3)         (8)        (13)
        116        219            9          55          80         155
    -------     ------      -------     -------     -------     -------
       (275)       371           69         121         197         355
        966        595          243         122         726         371
    -------     ------      -------     -------     -------     -------
        691        966          312         243         923         726
    =======     ======      =======     =======     =======     =======

--------------------------------------------------------------------------------

                                                                                                        ALGER
                                                                                                      AMERICAN
                                                                MAINSTAY VP                             SMALL
                                                              INDEXED EQUITY                       CAPITALIZATION
                                                         -------------------------            -------------------------
                                                          1997              1996               1997             1996(a)
                                                         --------------------------------------------------------------
Units issued on premium payments......................      241               357                 31                 2
Units redeemed on cost of insurance...................      (85)             (115)                (7)               --
Units redeemed on surrenders..........................      (13)              (12)                --                --
Units redeemed on death benefits......................       --                --                 (1)               --
Units redeemed on net transfers to
  Fixed Account.......................................      (11)              (16)                (1)               --
Units issued on transfers between
  Investment Divisions................................      119               253                 52                11
                                                         ------            ------             ------            ------
  Net increase........................................      251               467                 74                13
Units outstanding, beginning of period................      795               328                 13                --
                                                         ------            ------             ------            ------
Units outstanding, end of period......................    1,046               795                 87                13
                                                         ======            ======             ======            ======

                                                                 FIDELITY                               JANUS
                                                                   VIP:                                 ASPEN
                                                               EQUITY-INCOME                          BALANCED
                                                         -------------------------            -------------------------
                                                          1997             1996(a)             1997             1996(a)
                                                         --------------------------------------------------------------
Units issued on premium payments......................       17                 1                 23                 2
Units redeemed on cost of insurance...................       (4)               --                 (4)               --
Units redeemed on net transfers to
  Fixed Account.......................................       --                --                 --                --
Units issued on transfers between
  Investment Divisions................................       45                 9                 38                 9
                                                         ------            ------             ------            ------
  Net increase........................................       58                10                 57                11
Units outstanding, beginning of period................       10                --                 11                --
                                                         ------            ------             ------            ------
Units outstanding, end of period......................       68                10                 68                11
                                                         ======            ======             ======            ======

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                NEW YORK LIFE INSURANCE AND ANNUNITY CORPORATION
                                                           VL SEPERATE ACCOUNT I

--------------------------------------------------------------------------------

             CALVERT                             FIDELITY
            SOCIALLY                              VIP II:
           RESPONSIBLE                          CONTRAFUND
    -------------------------            -------------------------
     1997             1996(a)             1997             1996(a)
    --------------------------------------------------------------
         2                --                 76                 3
        --                --                (13)               (1)
        --                --                 --                --
        --                --                 --                --

        --                --                 (1)               --
         4                 2                128                23
    ------            ------             ------            ------
         6                 2                190                25
         2                --                 25                --
    ------            ------             ------            ------
         8                 2                215                25
    ======            ======             ======            ======

              JANUS                           MORGAN STANLEY
              ASPEN                              EMERGING
            WORLDWIDE                             MARKETS
             GROWTH                               EQUITY
    -------------------------            -------------------------
     1997             1996(a)             1997             1996(a)
    --------------------------------------------------------------
        73                 5                 32                 1
       (14)               (1)                (5)               --
        (3)               --                 --                --
       207                21                 47                 7
    ------            ------             ------            ------
       263                25                 74                 8
        25                --                  8                --
    ------            ------             ------            ------
       288                25                 82                 8
    ======            ======             ======            ======

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------


  The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of VL Separate Account I:

                                                                                        MAINSTAY VP
                                                                                   CAPITAL APPRECIATION
                                                             -----------------------------------------------------------------
                                                              1997(e)        1996          1995          1994        1993++(a)
                                                             -----------------------------------------------------------------
Unit value, beginning of period...........................    $ 15.45       $ 13.10       $  9.72       $ 10.23       $ 10.00
Net investment income (loss)..............................      (0.06)        (0.09)           --          0.04          0.02
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................       2.00          2.44          3.38         (0.55)         0.21
                                                               ------        ------        ------        ------        ------
Unit value, end of period.................................    $ 17.39       $ 15.45       $ 13.10       $  9.72       $ 10.23
                                                               ======        ======        ======        ======        ======

                                                                       MAINSTAY VP                         MAINSTAY VP
                                                                       HIGH YIELD                         INTERNATIONAL
                                                                     CORPORATE BOND                          EQUITY
                                                             -------------------------------     -------------------------------
                                                             1997(e)      1996       1995(c)     1997(e)      1996       1995(c)
                                                             -------------------------------------------------------------------
Unit value, beginning of period...........................   $12.75      $10.95      $10.00      $11.69      $10.65      $10.00
Net investment income (loss)..............................    (0.04)       0.61        0.36        0.02        0.58        0.46
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................     0.87        1.19        0.59        1.19        0.46        0.19
                                                             ------      ------      ------      ------       -----       -----
Unit value, end of period.................................   $13.58      $12.75      $10.95      $12.90      $11.69      $10.65
                                                             ======      ======      ======      ======      ======      ======

                                                                             MAINSTAY VP
                                                                            GROWTH EQUITY
                                                             -------------------------------------------
                                                             1997(e)      1996        1995       1994(b)
                                                             -------------------------------------------
Unit value, beginning of period...........................   $16.09      $13.01      $10.14      $10.00
Net investment income (loss)..............................    (0.06)       0.08        0.17        0.30
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................     2.27        3.00        2.70       (0.16)
                                                             ------      ------      ------      ------
Unit value, end of period.................................   $18.30      $16.09      $13.01      $10.14
                                                             ======      ======      ======      ======

 + Per unit data based on average monthly units outstanding during the period. ++ Per unit data based on average daily units outstanding during the period.
(a) For the period November 15, 1993 (Commencement of Operations) through December 31, 1993.
(b) For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
(c) For the period May 1, 1995 (Commencement of Operations) through December
    31, 1995.
(d) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(e) For the six months ended June 30, 1997.

                                NEW YORK LIFE INSURANCE AND ANNUNITY CORPORATION
                                                           VL SEPERATE ACCOUNT I

--------------------------------------------------------------------------------

                               MAINSTAY VP                                      MAINSTAY VP                 MAINSTAY VP
                             CASH MANAGEMENT                                    CONVERTIBLE                 GOVERNMENT
    -----------------------------------------------------------------      ---------------------      -----------------------
     1997(e)        1996          1995          1994        1993++(a)      1997(e)       1996(d)       1997(e)        1996
    -------------------------------------------------------------------------------------------------------------------------
     $  1.13       $  1.08       $  1.03       $  1.00       $  1.00       $ 10.31       $ 10.00       $ 11.49       $ 11.31
        0.02          0.04          0.05          0.03            --         (0.04)         0.16         (0.04)         0.76
          --          0.01            --            --            --          0.62          0.15          0.29         (0.58)
    ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
     $  1.15       $  1.13       $  1.08       $  1.03       $  1.00       $ 10.89       $ 10.31       $ 11.74       $ 11.49
    =========     =========     =========     =========     =========     =========     =========     =========     =========

                    MAINSTAY VP
                    GOVERNMENT
      -------------------------------------
         1995        1994          1993++(a)
      -------------------------------------
       $  9.76       $ 10.01       $ 10.00
          0.93          1.46          0.39
          0.62         (1.71)        (0.38)
      ---------     ---------     ---------
       $ 11.31       $  9.76       $ 10.01
      =========     =========     =========

                                                                                                                    MAINSTAY
                               MAINSTAY VP                                             MAINSTAY VP                     VP
                              TOTAL RETURN                                                VALUE                       BOND
    -----------------------------------------------------------------      -----------------------------------      ---------
     1997(e)        1996          1995          1994        1993++(a)      1997(e)        1996         1995(c)       1997(e)
    -------------------------------------------------------------------------------------------------------------------------
     $ 13.76       $ 12.37       $  9.70       $ 10.18       $ 10.00       $ 14.22       $ 11.62       $ 10.00       $ 11.85
       (0.05)         0.26          0.32          0.52          0.18         (0.05)         0.12          0.05         (0.04)
        1.24          1.13          2.35         (1.00)           --          1.63          2.48          1.57          0.32
    ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
     $ 14.95       $ 13.76       $ 12.37       $  9.70       $ 10.18       $ 15.80       $ 14.22       $ 11.62       $ 12.13
    =========     =========     =========     =========     =========     =========     =========     =========     =========


                  MAINSTAY VP
                     VALUE
       ------------------------------------
        1996           1995         1994(b)
       ------------------------------------
       $ 11.70       $  9.96       $ 10.00
          0.92          1.03          1.70
         (0.77)         0.71         (1.74)
      ---------     ---------     ---------
       $ 11.85       $ 11.70       $  9.96
      =========     =========     =========

                                                                                   ALGER                      CALVERT
                               MAINSTAY VP                                       AMERICAN                    SOCIALLY
                             INDEXED EQUITY                                SMALL CAPITALIZATION             RESPONSIBLE
    -----------------------------------------------------------------     -----------------------     -----------------------
     1997(e)        1996          1995          1994        1993++(a)      1997(e)       1996(d)       1997(e)       1996(d)
    -------------------------------------------------------------------------------------------------------------------------
     $ 17.49       $ 14.39       $ 10.58       $ 10.00       $ 10.00       $  9.66       $ 10.00       $  9.96       $ 10.00
       (0.07)         0.24          0.34          0.49            --         (0.03)        (0.01)        (0.04)         0.21
        3.57          2.86          3.47          0.09            --          0.06         (0.33)         1.05         (0.25)
    ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
     $ 20.99       $ 17.49       $ 14.39       $ 10.58       $ 10.00       $  9.69       $  9.66       $ 10.97       $  9.96
    =========     =========     =========     =========     =========     =========     =========     =========     =========

--------------------------------------------------------------------------------

                                                                  FIDELITY                FIDELITY
                                                                   VIP II:                  VIP:
                                                                 CONTRAFUND             EQUITY-INCOME
                                                             -------------------     -------------------
                                                             1997(e)     1996(d)     1997(e)     1996(d)
                                                             -------------------------------------------
Unit value, beginning of period...........................   $10.39      $10.00      $10.38      $10.00
Net investment income (loss)..............................     0.01       (0.01)       0.07       (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions)...........................................     1.16        0.40        1.59        0.39
                                                             ------      ------      ------      ------
Unit value, end of period.................................   $11.56      $10.39      $12.04      $10.38
                                                             ======      ======      ======      ======

                                                                                            JANUS
                                                                                            ASPEN
                                                                 JANUS ASPEN              WORLDWIDE
                                                                  BALANCED                 GROWTH
                                                             -------------------     -------------------
                                                             1997(e)     1996(d)     1997(e)     1996(d)
                                                             -------------------------------------------
Unit value, beginning of period...........................   $10.15      $10.00      $10.29      $10.00
Net investment income.....................................     0.39        0.17        0.17        0.09
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions)...........................................     0.82       (0.02)       1.73        0.20
                                                             ------      ------      ------      ------
Unit value, end of period.................................   $11.36      $10.15      $12.19      $10.29
                                                             ======      ======      ======      ======

                                                                   MORGAN
                                                                   STANLEY
                                                                  EMERGING
                                                                   MARKETS
                                                                   EQUITY
                                                             -------------------
                                                             1997(e)     1996(d)
                                                             -------------------
Unit value, beginning of period...........................   $10.01      $10.00
Net investment income (loss)..............................    (0.04)       0.02
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions)...........................................     2.29       (0.01)
                                                             ------      ------
Unit value, end of period.................................   $12.26      $10.01
                                                             ======      ======

 +  Per unit data based on average monthly units outstanding during the period.
(d) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(e) For the six months ended June 30, 1997.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III and NYLIAC Variable Universal Life Separate Account I may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on February 18, 1997, executive officers of the Fund were elected. On May 14, 1997, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III, NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1997, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.


/s/ RICHARD M. KERNAN JR.

Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (97.4%)+
                                     SHARES          VALUE
                                   ---------------------------
AUTO PARTS (1.0%)
Lear Corp. (a)...................      137,500    $  6,101,562
                                                  ------------
BANKS (1.9%)
NationsBank Corp. ...............      140,000       9,030,000
Wells Fargo & Co. ...............       10,566       2,847,537
                                                  ------------
                                                    11,877,537
                                                  ------------
BROKERAGE (0.2%)
Schwab (Charles) Corp. ..........       30,400       1,236,900
                                                  ------------
BUILDINGS (0.6%)
Oakwood Homes Corp. .............      158,000       3,792,000
                                                  ------------
COMPUTER SERVICES (0.1%)
SABRE Group Holdings Inc. Class A
 (a).............................       25,000         678,125
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (6.9%)
Compuware Corp. (a)..............      181,000       8,642,750
Danka Business Systems PLC ADR
 (b).............................      159,500       6,519,562
Hewlett-Packard Co. .............      129,000       7,224,000
IKON Office Solutions, Inc. .....      171,400       4,274,288
Seagate Technology (a)...........      177,600       6,249,300
Sun Microsystems (a).............      303,000      11,277,296
                                                  ------------
                                                    44,187,196
                                                  ------------
CONSUMER DURABLES (1.5%)
Harley-Davidson, Inc. ...........      199,500       9,563,531
                                                  ------------
CONSUMER FINANCIAL
 SERVICES (1.6%)
First Data Corp. ................      235,000      10,325,313
                                                  ------------
CONSUMER SERVICES (2.0%)
CUC International Inc. (a).......      216,600       5,590,988
Service Corp. International......      222,400       7,311,400
                                                  ------------
                                                    12,902,388
                                                  ------------
CREDIT & FINANCE (1.3%)
Equifax Inc. ....................      223,000       8,292,813
                                                  ------------
DRUGS (9.8%)
Amgen Inc. (a)...................      186,600      10,846,125
Elan Corp. PLC ADR (a)(b)........      186,000       8,416,500
Lilly (Eli) & Co. ...............      130,500      14,265,281
Merck & Co., Inc. ...............      107,000      11,074,500
Schering-Plough Corp. ...........      250,400      11,987,900
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................       93,000       6,021,750
                                                  ------------
                                                    62,612,056
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
ELECTRONICS (0.7%)
Adaptec, Inc. (a)................      124,500    $  4,326,375
                                                  ------------
ENERGY (1.0%)
Abacan Resource Corp. (a)........      402,000       1,281,375
Triton Energy Ltd. (a)...........      115,400       5,286,762
                                                  ------------
                                                     6,568,137
                                                  ------------
FINANCIAL SERVICES (13.4%)
Associates First Capital Corp.
 Class A.........................      116,000       6,438,000
Fannie Mae.......................      155,800       6,796,775
Green Tree Financial Corp. ......      368,400      13,124,250
Household International, Inc. ...      114,300      13,423,106
MGIC Investment Corp. ...........      225,600      10,814,700
SunAmerica Inc. .................      254,200      12,392,250
Travelers Group Inc. ............      216,832      13,673,968
Washington Mutual Inc. ..........      142,000       8,484,500
                                                  ------------
                                                    85,147,549
                                                  ------------
HEALTH CARE (6.4%)
Cardinal Health, Inc. ...........       90,000       5,152,500
Columbia/HCA Healthcare Corp. ...      174,418       6,856,808
HEALTHSOUTH Corp. (a)............      390,000       9,725,625
PacifiCare Health Systems, Inc.
 Class B (a).....................       51,900       3,315,112
Tenet Healthcare Corp. (a).......      259,925       7,684,033
United Healthcare Corp. .........      156,000       8,112,000
                                                  ------------
                                                    40,846,078
                                                  ------------
INDUSTRIAL (3.7%)
Illinois Tool Works Inc. ........      126,000       6,292,125
Tyco International Ltd. .........      243,700      16,952,381
                                                  ------------
                                                    23,244,506
                                                  ------------
INSURANCE (3.0%)
Aetna Inc. ......................       70,000       7,166,250
American International Group,
 Inc. ...........................       80,250      11,987,344
                                                  ------------
                                                    19,153,594
                                                  ------------
LEISURE (0.9%)
Mirage Resorts Inc. (a)..........      234,000       5,908,500
                                                  ------------
MATERIALS/PROCESSING (1.3%)
Monsanto Co. ....................      193,000       8,311,063
                                                  ------------
MEDICAL EQUIPMENT (6.8%)
Guidant Corp. ...................      148,000      12,580,000
Heartport, Inc. (a)..............       63,000       1,110,375
Johnson & Johnson................      173,462      11,166,616
Medtronic, Inc. .................      146,900      11,898,900
Waters Corp. (a).................      176,000       6,314,000
                                                  ------------
                                                    43,069,891
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
POLLUTION CONTROL (0.9%)
USA Waste Services Inc. (a)......      149,000    $  5,755,125
                                                  ------------
RESTAURANTS &
 LODGING (2.4%)
HFS Inc. (a).....................      268,000      15,544,000
                                                  ------------
RETAIL (9.9%)
Bed, Bath & Beyond, Inc. (a).....      192,000       5,832,000
CompUSA Inc. (a).................       88,000       1,892,000
Gymboree Corp. (The) (a).........      100,000       2,400,000
Home Depot, Inc. (The)...........      122,000       8,410,375
Kohl's Corp. (a).................      158,500       8,390,594
Kroger Co. (a)...................      250,000       7,250,000
Lowe's Cos., Inc. ...............      182,900       6,790,163
Mattel, Inc. ....................      153,000       5,182,875
Safeway Inc. (a).................      235,500      10,862,437
Staples, Inc. (a)................      261,200       6,072,900
                                                  ------------
                                                    63,083,344
                                                  ------------
SOFTWARE (7.2%)
Computer Associates
 International, Inc. ............      290,375      16,170,258
Microsoft Corp. (a)..............       96,400      12,182,550
Oracle Corp. (a).................      262,000      13,198,250
Sterling Commerce, Inc. (a)......      125,482       4,125,221
                                                  ------------
                                                    45,676,279
                                                  ------------
TECHNOLOGY (6.7%)
Cisco Systems, Inc. (a)..........      156,900      10,531,912
Intel Corp. .....................      102,300      14,507,419
Linear Technology Corp. .........       81,000       4,191,750
3Com Corp. (a)...................      300,150      13,506,750
                                                  ------------
                                                    42,737,831
                                                  ------------
TELECOMMUNICATIONS (1.9%)
Lucent Technologies Inc. ........      165,000      11,890,312
                                                  ------------
TELECOMMUNICATION SERVICES (1.8%)
WorldCom, Inc. (a)...............      355,388      11,372,416
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
TEXTILE & APPAREL (1.9%)
Nike, Inc. Class B...............      106,100    $  6,193,587
Nine West Group Inc. (a).........      146,100       5,579,194
                                                  ------------
                                                    11,772,781
                                                  ------------
TRANSPORTATION (0.6%)
Tidewater Inc. ..................       87,900       3,867,600
                                                  ------------
Total Common Stocks
 (Cost $437,891,311).............                  619,844,802
                                                  ------------
SHORT-TERM
INVESTMENT (2.8%)
                                    PRINCIPAL
                                     AMOUNT
                                   ---------------------------
COMMERCIAL PAPER (2.8%)
American General Finance Corp.
 6.08%, due 7/1/97...............  $17,456,000      17,456,000
                                                  ------------
Total Short-Term Investment
 (Cost $17,456,000)..............                   17,456,000
                                                  ------------
Total Investments
 (Cost $455,347,311) (c).........        100.2%    637,300,802(d)
Liabilities in Excess of Cash and
 Other Assets....................         (0.2)     (1,021,218)
                                    ----------      ----------
Net Assets.......................        100.0%   $636,279,584
                                    ==========      ==========

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1997 net unrealized appreciation was $181,953,491, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $187,974,674 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,021,183.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $455,347,311).......   $637,300,802
  Cash...................................            216
  Receivables:
    Investment securities sold...........     17,222,434
    Fund shares sold.....................        355,561
    Dividends and interest...............        176,226
        Total assets.....................    655,055,239
LIABILITIES:
  Payables:
    Investment securities purchased......     18,097,806
    Adviser..............................        185,140
    Fund shares redeemed.................        149,436
    Administrator........................         51,428
    NYLIAC...............................         51,428
    Custodian............................         10,100
    Directors............................            240
  Accrued expenses.......................        230,077
        Total liabilities................     18,775,655
  Net assets applicable to
    outstanding shares...................   $636,279,584
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share)
    50 million shares authorized.........   $    306,469
  Additional paid-in capital.............    454,402,644
  Accumulated undistributed net
    investment income....................         70,008
  Accumulated net realized loss
    on investments.......................       (453,028)
  Net unrealized appreciation
    on investments.......................    181,953,491
  Net assets applicable to
    outstanding shares...................   $636,279,584
  Shares of capital stock outstanding....     30,646,863
  Net asset value per share
    outstanding..........................   $      20.76

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,299,611
    Interest.............................        518,260
                                            ------------
        Total income.....................      1,817,871
                                            ------------
  Expenses:
    Advisory.............................      1,002,122
    Administration.......................        556,735
    Shareholder communication............        123,558
    Professional.........................         27,013
    Custodian............................         24,527
    Directors............................          9,690
    Miscellaneous........................          3,897
                                            ------------
        Total expenses...................      1,747,542
                                            ------------
  Net investment income..................         70,329
                                            ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments.......      6,698,773
  Net change in unrealized appreciation
    on investments.......................     63,700,693
                                            ------------
  Net realized and unrealized gain
    on investments.......................     70,399,466
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 70,469,795
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $5,553.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $     70,329    $    323,264
    Net realized gain on investments..................................................      6,698,773         184,606
    Net change in unrealized appreciation on investments..............................     63,700,693      61,390,345
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     70,469,795      61,898,215
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................         (1,000)       (322,585)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     74,527,438     204,401,461
    Net asset value of shares issued to shareholders in reinvestment of dividends.....          1,000         322,585
                                                                                         ------------    ------------
                                                                                           74,528,438     204,724,046
    Cost of shares redeemed...........................................................    (12,339,561)     (7,213,582)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     62,188,877     197,510,464
                                                                                         ------------    ------------
  Net increase in net assets..........................................................    132,657,672     259,086,094
NET ASSETS:
  Beginning of period.................................................................    503,621,912     244,535,818
                                                                                         ------------    ------------
  End of period.......................................................................   $636,279,584    $503,621,912
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $     70,008    $        679
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $      18.39    $      15.49    $      11.45    $      12.03    $     10.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.00(b)         0.01            0.06            0.05           0.02
Net realized and unrealized gain (loss) on
  investments.............................           2.37            2.90            4.04           (0.58)          2.03
                                                 --------        --------        --------        --------       --------
Total from investment operations..........           2.37            2.91            4.10           (0.53)          2.05
                                                 --------        --------        --------        --------       --------
Less dividends:
  From net investment income..............          (0.00)(b)        (0.01)         (0.06)          (0.05)         (0.02)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $      20.76    $      18.39    $      15.49    $      11.45    $     12.03
                                                 ========        ========        ========        ========       ========
Total investment return (c)...............          12.93%          18.75%          35.78%          (4.38%)        20.54%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           0.03%+          0.09%           0.57%           0.63%          0.46%+
  Net expenses............................           0.63%+          0.73%           0.73%           0.73%          0.73%+
  Expenses (before reimbursement).........           0.63%+          0.75%           0.90%           0.91%          1.15%+
Portfolio turnover rate...................             13%             16%             35%             39%            28%
Average commission rate paid..............   $     0.0577    $     0.0600             (d)             (d)            (d)
Net assets at end of period (in 000's)....   $    636,280    $    503,622    $    244,536    $    113,999    $    43,485

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

SHORT-TERM
INVESTMENTS (100.1%)+

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
BANK NOTES (2.9%)
American Express Centurion Bank
 5.66%, due 9/12/97 (b)(c)........  $1,000,000    $    999,979
Boatmens Credit Card Bank
 5.67%, due 8/8/97 (b)(c).........   3,000,000       2,999,941
                                                  ------------
                                                     3,999,920
                                                  ------------
CERTIFICATES OF DEPOSIT (2.9%)
Abbey National Treasury Services
 PLC 5.64%, due 11/3/97 (c).......   1,000,000         998,651
Sanwa Bank Ltd. 6.28%, due 7/10/97
 (c)..............................   3,000,000       3,000,369
                                                  ------------
                                                     3,999,020
                                                  ------------
COMMERCIAL PAPER (85.6%)
Allianz of America Finance Corp.
 5.60%, due 10/22/97 (a)..........   2,400,000       2,357,813
American General Corp.
 5.58%, due 7/15/97...............   1,975,000       1,975,000
Banca CRT Financial Corp.
 5.38%, due 9/2/97................   1,000,000         990,585
 5.72%, due 11/17/97..............   5,000,000       4,889,572
Banco Real S.A., Grand Cayman
 5.60%, due 10/2/97...............   4,400,000       4,336,347
BankAmerica Corp.
 5.65%, due 9/19/97...............   3,000,000       2,962,333
BCI Funding Corp.
 5.41%, due 7/7/97................   5,100,000       5,095,402
BEAL Cayman Ltd. (Brazil) Series A
 5.57%, due 8/26/97...............   2,400,000       2,379,205
BHF Finance (DE) Inc.
 5.68%, due 12/1/97...............   2,000,000       1,951,720
BTR Dunlop Finance Inc.
 5.67%, due 11/18/97 (a)..........   4,000,000       3,911,800
China International Marine
 Containers (Group) Ltd.
 5.66%, due 8/5/97................   4,000,000       3,977,989
China Light & Power Co. Ltd.
 5.65%, due 7/14/97...............   2,000,000       1,995,919
Compagnie Bancaire USA Finance
 Corp.
 5.40%, due 7/21/97...............   5,000,000       4,985,000
 5.65%, due 7/10/97...............   1,000,000         998,588
Cregem North America Inc.
 5.62%, due 8/18/97...............   3,000,000       2,977,520
Demir Funding Corp. II Series B
 5.65%, due 7/16/97...............   3,000,000       2,992,937
Formosa Plastics Corp. U.S.A.
 5.60%, due 9/2/97................   3,000,000       2,970,600
Garanti Funding Corp. II Series B
 5.63%, due 7/10/97...............   2,300,000       2,296,763
General Electric Capital Corp.
 5.58%, due 7/8/97 (c)............   3,500,000       3,500,000

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Goldman, Sachs & Co.
 5.55%, due 7/2/97................  $2,650,000    $  2,649,591
Gotham Funding Corp.
 5.72%, due 8/7/97 (a)............   1,000,000         994,121
Great Lakes Chemical Corp.
 5.53%, due 7/3/97 (a)............   2,400,000       2,399,263
Hitachi Credit America Corp.
 5.66%, due 7/25/97...............   2,300,000       2,291,321
Industrial Bank of Korea
 5.70%, due 9/12/97...............   2,950,000       2,915,903
 5.72%, due 8/26/97...............   3,500,000       3,468,858
Korea Development Bank
 5.65%, due 9/3/97................   5,900,000       5,840,738
Merrill Lynch International
 (Australia) Ltd.
 5.56%, due 7/7/97................   1,650,000       1,648,471
Minmetals Capitals & Securities
 Inc.
 5.30%, due 8/12/97...............   2,000,000       1,987,633
 5.67%, due 8/12/97...............   2,000,000       1,986,770
Mitsui & Co. (USA) Inc.
 5.61%, due 8/15/97...............     400,000         397,195
Monsanto Co.
 5.61%, due 9/23/97 (a)...........   2,000,000       1,973,820
Nacional Financiera S.N.C., Grand
 Cayman Series A
 5.60%, due 8/20/97...............   2,000,000       1,984,444
Pemex Capital Inc.
 5.62%, due 9/26/97...............   2,000,000       1,972,837
Petroleo Brasileiro S.A.-Petrobras
 5.61%, due 7/10/97...............   1,000,000         998,597
Philip Morris Cos. Inc.
 6.10%, due 7/1/97................   5,170,000       5,170,000
Rubbermaid Inc.
 5.55%, due 7/1/97 (a)............   2,309,000       2,309,000
San Paolo U.S. Financial Co.
 5.60%, due 9/11/97...............   3,850,000       3,806,880
 5.77%, due 9/10/97...............   2,500,000       2,471,551
Songs Fuel Co.
 5.60%, due 8/4/97................   3,092,000       3,075,647
Svenska Handelsbanken Inc.
 5.62%, due 7/25/97...............   2,500,000       2,490,633
Twin Towers Inc.
 5.64%, due 7/17/97 (a)...........     875,000         872,807
UNIfunding Inc.
 5.39%, due 7/9/97................   5,000,000       4,994,011
 5.70%, due 11/12/97..............   1,600,000       1,566,053
                                                  ------------
                                                   117,811,237
                                                  ------------
FEDERAL AGENCIES (5.4%)
Federal Home Loan Bank
 5.67%, due 3/5/98
 (call date 9/5/97) (c)...........   5,000,000       5,000,000
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
                                                     7,500,000
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
MEDIUM-TERM NOTES (3.3%)
American General Finance Corp.
 7.70%, due 11/15/97 (c)..........  $2,500,000    $  2,514,449
Sony Capital Corp. 5.78%, due
 8/29/97 (a)(b)(c)................   2,000,000       2,000,000
                                                  ------------
                                                     4,514,449
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $137,824,626)
 (d)..............................       100.1%    137,824,626
Liabilities in Excess of
 Cash and Other Assets............        (0.1)       (206,115)
                                    ----------    ------------
Net Assets........................       100.0%   $137,618,511
                                    ==========    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Banks #.....................  $ 87,177,816        63.3%
Brokerage...................     4,298,063         3.1
Chemicals...................     4,373,083         3.2
Conglomerates...............     5,897,195         4.3
Federal Agencies............     7,500,000         5.4
Finance.....................    11,695,090         8.5
Household Products..........     2,309,000         1.7
Insurance...................     4,332,813         3.1
Tobacco.....................     5,170,000         3.8
Utilities...................     3,075,647         2.2
Utilities-Electric..........     1,995,919         1.5
                               -----------    --------
                               137,824,626       100.1
Liabilities in Excess of
  Cash and Other Assets.....      (206,115)       (0.1)
                               -----------    --------
Net Assets..................  $137,618,511       100.0%
                               ===========    ========

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (amortized cost $137,824,626)........   $137,824,626
  Cash...................................          1,250
  Receivables:
    Fund shares sold.....................      3,193,006
    Investment securities sold...........      2,000,000
    Interest.............................        466,372
                                            ------------
        Total assets.....................    143,485,254
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      5,169,124
    Adviser..............................         26,044
    Fund shares redeemed.................         22,876
    Administrator........................         10,418
    NYLIAC...............................         10,418
    Custodian............................          3,642
    Directors............................             76
  Accrued expenses.......................         62,069
  Dividend payable.......................        562,076
                                            ------------
        Total liabilities................      5,866,743
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $137,618,511
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 600 million shares
    authorized...........................   $  1,376,209
  Additional paid-in capital.............    136,243,588
  Accumulated net realized loss on
    investments..........................         (1,286)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $137,618,511
                                            ============
  Shares of capital stock outstanding....    137,620,936
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest.............................   $  3,379,079
                                            ------------
  Expenses:
    Advisory.............................        150,271
    Administration.......................        120,217
    Shareholder communication............         24,447
    Professional.........................         15,731
    Custodian............................          8,732
    Directors............................          2,337
    Miscellaneous........................          1,536
                                            ------------
        Total expenses...................        323,271
                                            ------------
  Net investment income..................      3,055,808
                                            ------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.......            780
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  3,056,588
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  3,055,808    $  4,723,279
    Net realized gain (loss) on investments...........................................            780            (733)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      3,056,588       4,722,546
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (3,055,808)     (4,723,279)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    140,646,031     237,101,140
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      2,995,478       4,585,514
                                                                                         ------------    ------------
                                                                                          143,641,509     241,686,654
    Cost of shares redeemed...........................................................   (124,370,700)   (211,178,343)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     19,270,809      30,508,311
                                                                                         ------------    ------------
  Net increase in net assets..........................................................     19,271,589      30,507,578
NET ASSETS:
  Beginning of period.................................................................    118,346,922      87,839,344
                                                                                         ------------    ------------
  End of period.......................................................................   $137,618,511    $118,346,922
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.03            0.05            0.05            0.04           0.02
                                                 --------        --------        --------        --------       --------
Less dividends:
  From net investment income..............          (0.03)          (0.05)          (0.05)          (0.04)         (0.02)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                                 ========        ========        ========        ========       ========
Total investment return (b)...............           2.54%           4.95%           5.59%           3.82%          2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           5.08%+          4.92%           5.44%           3.97%          2.65%+
  Net expenses............................           0.54%+          0.62%           0.62%           0.62%          0.62%+
  Expenses (before reimbursement).........           0.54%+          0.64%           0.94%           0.89%          1.10%+
Net assets at end of period (in 000's)....   $    137,619    $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

CONVERTIBLE SECURITIES (68.5%)+
BONDS (39.5%)

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    --------------------------
CABLE (2.1%)
Tele-Communications
 International, Inc.
 4.50%, due 2/15/06...............  $   800,000    $   637,000
                                                   -----------
COMPUTERS & OFFICE EQUIPMENT
 (2.1%)
Apple Computer, Inc.
 6.00%, due 6/1/01................      400,000        328,000
S3, Incorporated
 5.75%, due 10/1/03...............      350,000        307,125
                                                   -----------
                                                       635,125
                                                   -----------
DRUGS (4.8%)
Alza Corp.
 5.00%, due 5/1/06................      775,000        784,688
Roche Holdings, Inc.
 (zero coupon), due 5/6/12 (b)....    1,500,000        652,500
                                                   -----------
                                                     1,437,188
                                                   -----------
ELECTRICAL EQUIPMENT (4.1%)
California Microwave, Inc.
 5.25%, due 12/15/03..............    1,500,000      1,215,000
                                                   -----------
FINANCE (0.4%)
Berkshire Hathaway, Inc.
 1.00%, due 12/2/01...............      100,000        104,500
                                                   -----------
GAS UTILITIES (1.8%)
Consolidated Natural Gas Co.
 7.25%, due 12/15/15..............      500,000        540,625
                                                   -----------
HEALTH CARE (4.7%)
NovaCare, Inc.
 5.50%, due 1/15/00...............    1,500,000      1,415,625
                                                   -----------
MEDIA (8.5%)
Time Warner, Inc.
 (zero coupon), due 12/17/12......    3,000,000      1,155,000
 (zero coupon), due 6/22/13.......    3,000,000      1,380,000
                                                   -----------
                                                     2,535,000
                                                   -----------
POLLUTION & RELATED (0.8%)
U.S. Filter Corp.
 4.50%, due 12/15/01..............      250,000        244,687
                                                   -----------

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    --------------------------
PUBLISHING (3.2%)
Hollinger, Inc., Series U.S.
 (zero coupon), due 10/5/13 (c)...  $ 1,500,000    $   558,750
Times Mirror Co.
 (zero coupon), due 4/15/17 (b)...    1,000,000        407,500
                                                   -----------
                                                       966,250
                                                   -----------
RESTAURANTS &
 LODGING (1.8%)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15........    2,500,000        550,000
                                                   -----------
RETAIL (0.6%)
Saks Holdings, Inc.
 5.50%, due 9/15/06...............      200,000        180,000
                                                   -----------
SPECIALIZED SERVICES (1.4%)
CUC International, Inc.
 3.00%, due 2/15/02 (b)...........      400,000        425,500
                                                   -----------
STEEL, ALUMINUM & OTHER METALS
 (0.9%)
Inco Ltd.
 7.75%, due 3/15/16 (c)...........      250,000        260,937
                                                   -----------
TELECOMMUNICATION EQUIPMENT (1.4%)
Premiere Technologies, Inc.
 5.75%, due 7/1/04 (b)............      400,000        416,000
                                                   -----------
TELECOMMUNICATION SERVICES (0.9%)
Gilat Satellite Networks Ltd.
 6.50%, due 6/3/04 (b)............      250,000        253,125
                                                   -----------
Total Bonds
 (Cost $11,720,554)...............                  11,816,562
                                                   -----------
PREFERRED STOCKS (29.0%)

                                      SHARES
                                    -----------
BANKS (2.3%)
Fuji International Finance Trust
 0.25% (b)(e).....................           25        682,338
                                                   -----------
CABLE (1.6%)
Merrill Lynch & Co., Inc.
 6.00% (d1).......................       20,000        477,500
                                                   -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

PREFERRED STOCKS (CONTINUED)

                                      SHARES          VALUE
                                    --------------------------
COMPUTERS & OFFICE EQUIPMENT
 (3.3%)
Vanstar Financing Trust
 6.75%............................       25,000    $   993,750
                                                   -----------
DOMESTIC OIL & GAS (1.0%)
Enron Corp.
 6.25%............................       15,000        286,875
                                                   -----------
DOMESTIC OILS (0.4%)
Atlantic Richfield Co.
 9.00%............................        5,000        107,500
                                                   -----------
ELECTRICAL EQUIPMENT (0.4%)
Elsag Bailey Process Automation
 N.V.
 5.50%............................        2,500        104,062
                                                   -----------
INSURANCE (1.8%)
Merrill Lynch & Co., Inc.
 7.25% (d2).......................        8,000        548,000
                                                   -----------
LEISURE (1.2%)
Royal Caribbean Cruises Ltd.
 7.25%, Series A..................        6,000        370,500
                                                   -----------
NATURAL GAS PIPELINES (0.9%)
MCN Financing III
 8.00%............................        5,000        271,875
                                                   -----------
RESTAURANTS &
 LODGING (2.8%)
Apple South, Inc.
 $3.50 (b)........................        7,000        434,875
Host Marriott Financial Trust
 6.75% (b)........................        7,000        405,125
                                                   -----------
                                                       840,000
                                                   -----------
STEEL, ALUMINUM & OTHER METALS
 (3.4%)
Bethlehem Steel Corp.
 $3.50 (b)........................       25,000      1,015,625
                                                   -----------
TELECOMMUNICATION EQUIPMENT (3.1%)
Loral Space & Communications Ltd.
 6.00%, Series C (b)..............       19,000        940,500
                                                   -----------
TELECOMMUNICATION SERVICES (3.7%)
AirTouch Communications, Inc.
 $4.25, Series C..................       11,200        537,600
US West, Inc.
 4.50%, Series D..................       11,000        553,438
                                                   -----------
                                                     1,091,038
                                                   -----------

                                      SHARES          VALUE
                                    --------------------------
TEXTILE & APPAREL (2.3%)
Fieldcrest Cannon, Inc.
 $3.00, Series A..................       15,000    $   690,000
                                                   -----------
TRANSPORTATION-- TRUCKING (0.8%)
CNF Trust I
 5.00%, Series A..................        4,000        224,000
                                                   -----------
Total Preferred Stocks
 (Cost $7,950,878)................                   8,643,563
                                                   -----------
Total Convertible Securities
 (Cost $19,671,432)...............                  20,460,125
                                                   -----------
U.S. GOVERNMENT (13.5%)

                                     PRINCIPAL
                                      AMOUNT
                                    -----------
UNITED STATES TREASURY NOTE
 (13.5%)
 8.875%, due 11/15/97.............  $ 4,000,000      4,046,240
                                                   -----------
Total U.S. Government
 (Cost $4,132,188)................                   4,046,240
                                                   -----------
COMMON STOCKS (2.1%)

                                      SHARES
                                    -----------
CHEMICALS (1.0%)
IMC Global, Inc...................        9,000        315,000
                                                   -----------
ELECTRIC UTILITIES (0.2%)
Potomac Electric Power Co.........        2,000         46,250
                                                   -----------
HEALTH CARE (0.9%)
Regency Health Services, Inc.
 (a)..............................       17,200        264,450
                                                   -----------
Total Common Stocks
 (Cost $542,468)..................                     625,700
                                                   -----------
PREFERRED STOCK (0.9%)

MINING (0.9%)
Freeport-McMoRan Copper & Gold,
 Inc. Series Silver (f)(g)........       15,000        273,750
                                                   -----------
Total Preferred Stock
 (Cost $255,750)..................                     273,750
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (13.3%)

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    --------------------------
COMMERCIAL PAPER (4.9%)
American Express Credit Corp.
 5.57%, due 7/15/97...............  $ 1,480,000    $ 1,480,000
                                                   -----------
U.S. GOVERNMENT (8.4%)
United States Treasury Notes
 5.875%, due 7/31/97..............    2,100,000      2,100,651
 8.50%, due 7/15/97...............      400,000        400,500
                                                   -----------
                                                     2,501,151
                                                   -----------
Total Short-Term Investments
 (Cost $3,984,593)................                   3,981,151
                                                   -----------
Total Investments
 (Cost $28,586,431) (h)...........         98.3%    29,386,966(i)
Cash and Other Assets,
 Less Liabilities.................          1.7        505,996
                                     ----------    -----------
Net Assets........................        100.0%   $29,892,962
                                     ==========    ===========

------------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  Yankee bonds.
(d1) STRYPES--Structured Yield Product Exchangeable for Cox Communications, Inc. common stock.
(d2) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.
(e) 25 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of the Fuji Bank, Limited. The preference shares are convertible into ordinary shares at an initial conversion price of Y(Japanese Yen) 2,002 per ordinary share at a future date.
(f) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(g)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(h) The cost stated also represents the aggregate cost for Federal income tax purposes.
(i) At June 30, 1997 net unrealized appreciation was $800,535, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,186,349 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $385,814.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $28,586,431)........   $ 29,386,966
  Cash...................................            145
  Receivables:
    Investment securities sold...........        950,294
    Dividends and interest...............        223,843
    Fund shares sold.....................         64,562
  Unamortized organization expense.......         39,123
                                            ------------
        Total assets.....................     30,664,933
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......        700,000
    Organization.........................         40,031
    Adviser..............................          8,524
    Administrator........................          2,368
    NYLIAC...............................          2,185
    Custodian............................            338
    Directors............................            102
  Accrued expenses.......................         18,423
                                            ------------
        Total liabilities................        771,971
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 29,892,962
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     27,463
  Additional paid-in capital.............     28,133,150
  Accumulated undistributed net
    investment income....................        636,651
  Accumulated undistributed net realized
    gain on investments..................        295,163
  Net unrealized appreciation on
    investments..........................        800,535
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 29,892,962
                                            ============
  Shares of capital stock outstanding....      2,746,290
                                            ============
  Net asset value per share
    outstanding..........................   $      10.88
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends............................   $    214,332
    Interest.............................        504,268
                                            ------------
        Total income.....................        718,600
                                            ------------
  Expenses:
    Advisory.............................         40,108
    Administration.......................         22,282
    Professional.........................         12,881
    Amortization of organization
      expense............................          4,560
    Shareholder communication............          2,739
    Custodian............................          2,479
    Directors............................            269
    Miscellaneous........................          1,279
                                            ------------
        Total expenses before
          reimbursement..................         86,597
  Expense reimbursement from
    Administrator........................         (5,270)
                                            ------------
        Net expenses.....................         81,327
                                            ------------
  Net investment income..................        637,273
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......        295,397
  Net change in unrealized appreciation
    on investments.......................        548,317
                                            ------------
  Net realized and unrealized gain on
    investments..........................        843,714
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  1,480,987
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the period October 1, 1996 (Commencement of Operations) through December 31, 1996

                                                                                           1997            1996
                                                                                       ---------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income...........................................................   $    637,273    $   153,883
    Net realized gain on investments................................................        295,397         31,320
    Net change in unrealized appreciation on investments............................        548,317        252,218
                                                                                       ------------    -----------
    Net increase in net assets resulting from operations............................      1,480,987        437,421
                                                                                       ------------    -----------
  Dividends and distributions to shareholders:
    From net investment income......................................................         (3,000)      (153,822)
    From net realized gain on investments...........................................         (5,000)       (26,554)
                                                                                       ------------    -----------
      Total dividends and distributions to shareholders.............................         (8,000)      (180,376)
                                                                                       ------------    -----------
  Capital share transactions:
    Net proceeds from sale of shares................................................     13,449,688      5,079,116
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions..............................................................          8,000        180,376
                                                                                       ------------    -----------
                                                                                         13,457,688      5,259,492
    Cost of shares redeemed.........................................................       (502,073)       (52,177)
                                                                                       ------------    -----------
    Increase in net assets derived from capital share transactions..................     12,955,615      5,207,315
                                                                                       ------------    -----------
  Net increase in net assets........................................................     14,428,602      5,464,360
NET ASSETS:
  Beginning of period...............................................................     15,464,360     10,000,000
                                                                                       ------------    -----------
  End of period.....................................................................   $ 29,892,962    $15,464,360
                                                                                       ============    ===========
  Accumulated undistributed net investment income...................................   $    636,651    $     2,378
                                                                                       ============    ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        OCTOBER 1,
                                                                                        SIX MONTHS       1996 (a)
                                                                                          ENDED          THROUGH
                                                                                         JUNE 30,      DECEMBER 31,
                                                                                          1997*            1996
                                                                                       ---------------------------
Net asset value at beginning of period..............................................   $      10.27    $     10.00
                                                                                           --------       --------
Net investment income...............................................................           0.23           0.10
Net realized and unrealized gain on investments.....................................           0.38           0.29
                                                                                           --------       --------
Total from investment operations....................................................           0.61           0.39
                                                                                           --------       --------
Less dividends and distributions:
  From net investment income........................................................          (0.00)(b)      (0.10)
  From net realized gain on investments.............................................          (0.00)(b)      (0.02)
                                                                                           --------       --------
Total dividends and distributions...................................................          (0.00)         (0.12)
                                                                                           --------       --------
Net asset value at end of period....................................................   $      10.88    $     10.27
                                                                                           ========       ========
Total investment return (c).........................................................           6.06%          3.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.............................................................           5.72%+         5.14%+
  Net expenses......................................................................           0.73%+         0.73%+
  Expenses (before reimbursement)...................................................           0.78%+         1.46%+
Portfolio turnover rate.............................................................             64%            15%
Average commission rate paid........................................................   $     0.0587    $    0.0537
Net assets at end of period (in 000's)..............................................   $     29,893    $    15,464

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (107.1%)+
ASSET-BACKED SECURITIES (16.3%)

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
AIRCRAFT LEASES (2.8%)
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19................  $1,885,000    $ 1,962,323
                                                   -----------
AUTO LEASES (0.7%)
Advanta Automobile Receivables
 Trust
 Series 1997-1 Class A2
 6.75%, due 12/15/03...............     495,000        497,322
                                                   -----------
CONSUMER LOANS (3.5%)
Green Tree Recreational, Equipment
 & Consumer Trust
 Series 1996-C Class A1
 5.93%, due 10/15/17 (d)...........     313,811        314,106
 Series 1997-B Class A1
 6.55%, due 7/15/28................   2,110,000      2,105,041
                                                   -----------
                                                     2,419,147
                                                   -----------
EQUIPMENT LOANS (3.8%)
Case Equipment Loan Trust
 Series 1997-A Class A3
 6.45%, due 3/15/04................   1,680,000      1,683,343
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
 6.87%, due 6/20/04................     973,645        979,272
                                                   -----------
                                                     2,662,615
                                                   -----------
HOME EQUITY LOANS (3.4%)
Southern Pacific Secured Assets
 Corp.
 Series 1997-1 Class A1
 5.89%, due 4/25/27 (d)............   2,410,864      2,407,850
                                                   -----------
MANUFACTURED HOUSING LOANS (2.1%)
Green Tree Financial Corp.
 Series 1997-3 Class A2
 6.49%, due 7/15/28................     800,000        803,592
 Series 1997-4 Class A7
 7.36%, due 2/15/29................     645,000        638,550
                                                   -----------
                                                     1,442,142
                                                   -----------
Total Asset-Backed Securities
 (Cost $11,384,562)................                 11,391,399
                                                   -----------
MORTGAGE-BACKED SECURITIES (9.0%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (5.2%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26...............   1,445,000      1,446,474

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (Continued)

Asset Securitization Corp.
 (Continued)
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30................  $  665,000    $   682,875
 Series 1997-D4 Class A1D
 7.49%, due 4/14/29................   1,450,000      1,496,110
                                                   -----------
                                                     3,625,459
                                                   -----------
FIRST MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (3.8%)
Residential Accredit Loans, Inc.
 Series 1997-QS4 Class A4
 10.00%, due 5/25/27...............     476,888        505,014
 Series 1997-QS5 Class A3
 10.00%, due 6/25/27...............     760,000        802,628
 Series 1997-QS1 Class A6
 11.00%, due 2/25/27...............     781,854        852,862
Residential Asset Securitization
 Trust
 Series 1997-A5 Class A4
 10.00%, due 7/25/27...............     455,866        479,799
                                                   -----------
                                                     2,640,303
                                                   -----------
Total Mortgage-Backed Securities
 (Cost $6,186,500).................                  6,265,762
                                                   -----------
U.S. GOVERNMENT &
FEDERAL AGENCIES (81.8%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (17.1%)
 (zero coupon), due 7/11/97 (a)....   4,300,000      4,292,088
 6.52%, due 12/1/03 (c)............     522,614        515,387
 6.595%, due 1/1/04 (c)............     521,994        516,685
 6.80%, due 1/1/04 (c).............     772,232        772,232
 7.50%, due 2/13/25 TBA (b)........   5,850,000      5,866,848
                                                   -----------
                                                    11,963,240
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (13.1%)
 6.50%, due 12/15/23 (c)...........   2,039,401      1,966,757
 7.00%, due 12/15/23 (c)...........   2,815,288      2,779,647
 7.50%, due 7/25/27 TBA (b)........     665,000        670,200
 9.50%, due 12/15/17-5/15/22 (c)...   3,462,242      3,754,923
                                                   -----------
                                                     9,171,527
                                                   -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (12.2%)
 7.125%, due 6/20/23-6/20/25 ARM
 (c)(f)............................  $8,325,171    $ 8,553,974
                                                   -----------
UNITED STATES TREASURY BONDS
 (28.1%)
 6.25%, due 8/15/23 (e)............   3,545,000      3,281,890
 6.625%, due 2/15/27 (e)...........   6,850,000      6,702,314
 8.875%, due 8/15/17...............   3,005,000      3,660,000
 11.25%, due 2/15/15...............     710,000      1,031,055
 12.00%, due 8/15/13...............   3,565,000      5,018,308
                                                   -----------
                                                    19,693,567
                                                   -----------
UNITED STATES TREASURY NOTES
 (11.3%)
 5.50%, due 11/15/98 (e)...........   1,440,000      1,431,446
 5.625%, due 11/30/00..............     440,000        430,993
 6.25%, due 2/28/02 (e)............   2,215,000      2,202,530
 9.00%, due 5/15/98................   3,725,000      3,825,687
                                                   -----------
                                                     7,890,656
                                                   -----------
Total U.S. Government &
 Federal Agencies
 (Cost $57,235,139)................                 57,272,964
                                                   -----------
Total Long-Term Bonds
 (Cost $74,806,201)................                 74,930,125
                                                   -----------

SHORT-TERM
INVESTMENT (1.1%)

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
COMMERCIAL PAPER (1.1%)
Ford Motor Credit Corp.
 6.11%, due 7/1/97.................  $  760,000    $   760,000
                                                   -----------
Total Short-Term Investment
 (Cost $760,000)...................                    760,000
                                                   -----------
Total Investments
 (Cost $75,566,201) (g)............       108.2%    75,690,125(h)
Liabilities in Excess of
 Cash and Other Assets.............        (8.2)    (5,718,674)
                                      ---------      ---------
Net Assets.........................       100.0%   $69,971,451
                                      =========    ===========

------------
(a) Long-term security maturing within the subsequent twelve month period.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(e) Represents securities out on loan or a portion which is out on loan.
(f) ARM--Adjustable Rate Mortgage. Resets annually.
(g) The cost for Federal income tax purposes is $75,609,414.
(h) At June 30, 1997 net unrealized appreciation was $80,711, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $451,098 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $370,387.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $75,566,201)........   $ 75,690,125
  Cash...................................          3,788
  Receivables:
    Investment securities sold...........      2,201,009
    Interest.............................        824,230
    Fund shares sold.....................         28,299
                                            ------------
        Total assets.....................     78,747,451
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      8,671,080
    Fund shares redeemed.................         23,565
    Adviser..............................         17,258
    Administrator........................          5,753
    NYLIAC...............................          5,753
    Custodian............................          4,314
    Directors............................             27
  Accrued expenses.......................         48,250
                                            ------------
        Total liabilities................      8,776,000
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 69,971,451
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $     71,154
  Additional paid-in capital.............     73,018,036
  Accumulated undistributed net
    investment income....................      2,405,477
  Accumulated net realized loss on
    investments..........................     (5,647,140)
  Net unrealized appreciation on
    investments..........................        123,924
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 69,971,451
                                            ============
  Shares of capital stock outstanding....      7,115,434
                                            ============
  Net asset value per share
    outstanding..........................   $       9.83
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest.............................   $  2,622,857
                                            ------------
  Expenses:
    Advisory.............................        105,627
    Administration.......................         70,418
    Professional.........................         16,068
    Shareholder communication............         12,581
    Custodian............................          9,566
    Directors............................          1,350
    Portfolio pricing....................          1,310
    Miscellaneous........................            460
                                            ------------
        Total expenses...................        217,380
                                            ------------
  Net investment income..................      2,405,477
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments.......       (537,732)
  Net change in unrealized appreciation
    on investments.......................       (149,235)
                                            ------------
  Net realized and unrealized loss on
    investments..........................       (686,967)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  1,718,510
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  2,405,477    $  4,644,150
    Net realized loss on investments..................................................       (537,732)     (1,685,892)
    Net change in unrealized appreciation on investments..............................       (149,235)     (1,228,232)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      1,718,510       1,730,026
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................             --      (4,616,401)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................      4,326,796      18,643,180
    Net asset value of shares issued to shareholders in reinvestment of dividends.....             --       4,616,401
                                                                                         ------------    ------------
                                                                                            4,326,796      23,259,581
    Cost of shares redeemed...........................................................     (9,196,395)    (12,063,044)
                                                                                         ------------    ------------
    Increase (decrease) in net assets derived from capital share transactions.........     (4,869,599)     11,196,537
                                                                                         ------------    ------------
  Net increase (decrease) in net assets...............................................     (3,151,089)      8,310,162
NET ASSETS:
  Beginning of period.................................................................     73,122,540      64,812,378
                                                                                         ------------    ------------
  End of period.......................................................................   $ 69,971,451    $ 73,122,540
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  2,405,477    $         --
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $       9.59    $      10.01    $       9.21    $      10.15    $     10.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.34            0.65            0.75            0.75           0.82
Net realized and unrealized gain (loss) on
  investments.............................          (0.10)          (0.42)           0.80           (0.94)         (0.25)
                                                 --------        --------        --------        --------       --------
Total from investment operations..........           0.24            0.23            1.55           (0.19)          0.57
                                                 --------        --------        --------        --------       --------
Less dividends:
  From net investment income..............             --           (0.65)          (0.75)          (0.75)         (0.42)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $       9.83    $       9.59    $      10.01    $       9.21    $     10.15
                                                 ========        ========        ========        ========       ========
Total investment return (b)...............           2.52%           2.28%          16.72%          (1.84%)         5.63%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           6.83%+          6.66%           7.80%           8.16%          8.46%+
  Net expenses............................           0.62%+          0.67%           0.67%           0.67%          0.67%+
  Expenses (before reimbursement).........           0.62%+          0.71%           0.82%           0.87%          1.02%+
Portfolio turnover rate...................            149%            304%            592%            483%           501%
Net assets at end of period (in 000's)....   $     69,971    $     73,123    $     64,812    $     61,641    $    46,766

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (77.7%)+
CONVERTIBLE BONDS (1.0%)

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
TELECOMMUNICATION SERVICES (1.0%)
PLD Telekom, Inc.
 9.00%, due 6/1/06 (c)...........  $  500,000    $    475,000
Rogers Communications, Inc.
 (zero coupon), due 5/20/13
 (i).............................   6,100,000       2,531,500
                                                 ------------
Total Convertible Bonds
 (Cost $2,867,830)...............                   3,006,500
                                                 ------------
CORPORATE BONDS (62.4%)

AEROSPACE (0.8%)
K&F Industries, Inc.
 11.875%, due 12/1/03............      60,000          63,525
Sequa Corp.
 9.375%, due 12/15/03............   2,000,000       2,040,000
 9.625%, due 10/15/99............     400,000         409,000
                                                 ------------
                                                    2,512,525
                                                 ------------
AUTO MANUFACTURING (1.9%)
Titan Tire Corp.
 7.00%, due 2/11/00 (j)..........   6,000,000       5,745,000
                                                 ------------
AUTO PARTS (0.9%)
CSK Auto, Inc.
 Series A
 11.00%, due 11/1/06.............   2,600,000       2,704,000
                                                 ------------
BUILDING MATERIALS (1.1%)
American Standard, Inc.
 (zero coupon), due 6/1/05
 10.50%, beginning 6/1/98........   3,000,000       2,947,500
Associated Materials, Inc.
 11.50%, due 8/15/03.............     450,000         477,000
                                                 ------------
                                                    3,424,500
                                                 ------------
BUILDINGS (2.2%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............   1,600,000       1,752,000
NVR, Inc.
 11.00%, due 4/15/03.............   2,200,000       2,354,000
Standard Pacific Corp.
 8.50%, due 6/15/07..............   2,500,000       2,487,500
                                                 ------------
                                                    6,593,500
                                                 ------------
CABLE (7.2%)
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning 6/15/99.......   1,400,000         448,000
Continental Cablevision, Inc.
 11.00%, due 6/1/07..............   1,000,000       1,124,450
CS Wireless Systems, Inc.
 Series B
 (zero coupon), due 3/1/06
 11.375%, beginning 3/1/01.......   4,500,000       1,057,500

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CABLE (Continued)
Heartland Wireless
 Communications, Inc.
 Series B
 14.00%, due 10/15/04............  $5,060,000    $  2,175,800
Marcus Cable Operating Co.
 (zero coupon), due 8/1/04
 13.50%, beginning 8/1/99........   6,700,000       5,829,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......   6,500,000       3,900,000
United International Holdings,
 Inc.
 (zero coupon), due 11/15/99.....   7,650,000       5,909,625
 Series B
 (zero coupon), due 11/15/99.....   1,600,000       1,236,000
                                                 ------------
                                                   21,680,375
                                                 ------------
CASINOS (3.7%)
Casino America, Inc.
 12.50%, due 8/1/03..............   1,300,000       1,342,250
Casino Magic Finance Corp.
 11.50%, due 10/15/01............   2,400,000       2,136,000
Casino Magic Louisiana Corp.
 13.00%, due 8/15/03 (c).........   1,400,000       1,246,000
El Comandante Capital Corp.
 11.75%, due 12/15/03............   2,900,000       2,929,000
Horseshoe Gaming LLC, Series B
 12.75%, due 9/30/00.............     500,000         557,500
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01.............   3,500,000       2,870,000
                                                 ------------
                                                   11,080,750
                                                 ------------
CELLULAR TELEPHONE (1.9%)
CCPR Services, Inc.
 10.00%, due 2/1/07 (c)..........   3,375,000       3,341,250
Centennial Cellular Corp.
 8.875%, due 11/1/01.............   1,500,000       1,492,500
 10.125%, due 5/15/05............     500,000         520,000
PriCellular Wireless Corp.
 Series B
 (zero coupon), due 11/15/01
 14.00%, beginning 11/15/97......      50,000          53,000
 10.75%, due 11/1/04.............     500,000         520,000
                                                 ------------
                                                    5,926,750
                                                 ------------
CHEMICALS (0.3%)
Uniroyal Chemical Co., Inc.
 9.00%, due 9/1/00...............     800,000         814,000
                                                 ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CHILD CARE SERVICES (0.4%)
La Petite Holdings Corp.
 9.625%, due 8/1/01..............  $1,100,000    $  1,138,500
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.9%)
Unisys Corp.
 10.625%, due 10/1/99............   1,500,000       1,545,000
 11.75%, due 10/15/04............   1,003,000       1,095,777
                                                 ------------
                                                    2,640,777
                                                 ------------
CONSUMER DURABLES (2.2%)
IHF Holdings, Inc., Series B
 (zero coupon), due 11/15/04
 15.00%, beginning 11/15/99......   2,200,000       1,815,000
Samsonite Corp.
 11.125%, due 7/15/05............   2,531,000       2,822,065
Selmer Co., Inc.
 11.00%, due 5/15/05.............   1,770,000       1,947,000
                                                 ------------
                                                    6,584,065
                                                 ------------
CONTAINERS (1.8%)
Silgan Corp.
 11.75%, due 6/15/02.............   5,000,000       5,325,000
                                                 ------------
ELECTRIC UTILITIES (3.4%)
Cleveland Electric Illuminating
 Company (The) and Toledo Edison
 Company (The), Series A
 7.19%, due 7/1/00 (c)...........   1,500,000       1,507,500
CMS Energy Corp.
 8.125%, due 5/15/02.............   5,000,000       5,050,000
Midland Funding Corp. I
 Series C-94
 10.33%, due 7/23/02.............   2,797,061       2,992,855
Panda Funding Corp., Series A-1
 11.625%, due 8/20/12............     598,773         622,724
                                                 ------------
                                                   10,173,079
                                                 ------------
EQUIPMENT FINANCING (1.8%)
Atlas Air, Inc.
 12.25%, due 12/1/02.............     650,000         721,500
GPA Delaware, Inc.
 8.75%, due 12/15/98.............   2,400,000       2,454,000
World Airways, Inc.
 10.25%, due 2/15/03 (j).........   2,429,373       2,356,492
                                                 ------------
                                                    5,531,992
                                                 ------------
FOOD, BEVERAGES & TOBACCO (3.4%)
Colorado Prime Corp.
 12.50%, due 5/1/04 (c)(n).......       3,600       3,636,000
Foodbrands America, Inc.
 10.75%, due 5/15/06.............   2,500,000       2,930,800
North Atlantic Trading, Inc.
 11.00%, due 6/15/04 (c).........   3,830,000       3,877,875
                                                 ------------
                                                   10,444,675
                                                 ------------

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
HEALTH CARE (2.7%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..............  $1,000,000    $  1,030,000
Magellan Health Services, Inc.
 Series A
 11.25%, due 4/15/04.............   3,500,000       3,902,500
Tenet Healthcare Corp.
 10.125%, due 3/1/05.............   2,900,000       3,168,250
                                                 ------------
                                                    8,100,750
                                                 ------------
INDUSTRIAL (1.6%)
Newflo Corp., Series B
 13.25%, due 11/15/02............     350,000         378,875
Thermadyne Holdings Corp.
 10.75%, due 11/1/03.............   4,290,000       4,493,775
                                                 ------------
                                                    4,872,650
                                                 ------------
LEISURE (1.3%)
Bally's Health & Tennis Corp.
 13.00%, due 1/15/03.............   3,774,000       3,906,090
                                                 ------------
MEDIA (8.2%)
Allbritton Communications Co.
 Series B
 9.75%, due 11/30/07.............   2,800,000       2,758,000
 11.50%, due 8/15/04.............   2,975,000       3,123,750
Garden State Newspapers, Inc.
 12.00%, due 7/1/04..............     300,000         327,000
General Media, Inc.
 10.625%, due 12/31/00...........   2,700,000       2,376,000
Heritage Media Corp.
 11.00%, due 10/1/02.............   2,000,000       2,130,000
PanAmSat L.P.
 (zero coupon), due 8/1/03
 11.375%, beginning 8/1/98.......   4,000,000       3,896,560
SCI Television, Inc.
 11.00%, due 6/30/05.............   2,000,000       2,127,500
Viacom, Inc.
 6.75%, due 1/15/03..............   8,600,000       8,269,760
                                                 ------------
                                                   25,008,570
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
PAPER & FOREST PRODUCTS (1.2%)
Gaylord Container Corp.
 11.50%, due 5/15/01.............  $2,000,000    $  2,102,500
Stone Container Corp.
 11.875%, due 12/1/98............   1,522,000       1,605,710
                                                 ------------
                                                    3,708,210
                                                 ------------
PUBLISHING (1.6%)
Affiliated Newspaper Investments,
 Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99........   2,900,000       2,599,125
Hollinger International
 Publishing, Inc.
 8.625%, due 3/15/05.............   2,200,000       2,227,500
                                                 ------------
                                                    4,826,625
                                                 ------------
RECREATION & ENTERTAINMENT (2.4%)
Affinity Group, Inc.
 11.50%, due 10/15/03............   2,000,000       2,145,000
Affinity Group Holding, Inc.
 11.00%, due 4/1/07 (c)..........   2,600,000       2,730,000
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (m).........   5,835,000       1,254,525
AMC Entertainment, Inc.
 9.50%, due 3/15/09 (c)..........   1,200,000       1,227,000
                                                 ------------
                                                    7,356,525
                                                 ------------
RESTAURANTS & LODGING (1.8%)
AFC Enterprises, Inc.
 10.25%, due 5/15/07 (c).........   1,390,000       1,390,000
American Restaurant Group, Inc.
 Series 93
 13.00%, due 9/15/98.............     169,252         165,867
Family Restaurant, Inc.
 9.75%, due 2/1/02...............   1,350,000       1,012,500
Flagstar Corp.
 10.875%, due 12/1/02............   2,800,000       2,842,000
                                                 ------------
                                                    5,410,367
                                                 ------------
RETAIL (2.7%)
Barnes & Noble, Inc.
 Series B
 11.875%, due 1/15/03............   2,327,000       2,524,795
Brylane L.P., Series B
 10.00%, due 9/1/03..............     200,000         214,000
Eckerd Corp.
 9.25%, due 2/15/04..............   5,000,000       5,300,000
Guitar Center Management Co.
 11.00%, due 7/1/06..............     160,000         176,000
                                                 ------------
                                                    8,214,795
                                                 ------------

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
STEEL, ALUMINUM & OTHER METALS
 (1.8%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.............  $3,200,000    $  3,248,000
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.............   2,000,000       2,250,000
                                                 ------------
                                                    5,498,000
                                                 ------------
SUPERMARKETS (0.4%)
Dominick's Finer Foods, Inc.
 10.875%, due 5/1/05.............   1,200,000       1,326,000
                                                 ------------
TELECOMMUNICATION SERVICES (2.0%)
Globalstar L.P. Capital Corp.
 11.25%, due 6/15/04 (c).........   3,000,000       2,820,000
Metrocall, Inc.
 10.375%, due 10/1/07............   2,000,000       1,840,000
Mobile Telecommunication
 Technology Corp.
 13.50%, due 12/15/02............   1,000,000       1,070,000
ProNet, Inc.
 11.875%, due 6/15/05............     500,000         485,000
                                                 ------------
                                                    6,215,000
                                                 ------------
TEXTILE & APPAREL (0.8%)
Hosiery Corp. of America, Inc.
 13.75%, due 8/1/02..............   2,329,000       2,550,255
                                                 ------------
Total Corporate Bonds
 (Cost $188,398,650).............                 189,313,325
                                                 ------------
FOREIGN BOND (0.1%)

CHEMICALS (0.1%)
Kronos International, Inc.
 Bank debt
 5.051%, due 12/31/50
 (d)(j)(s).......................  DM 446,639         246,054
                                                 ------------
Total Foreign Bond
 (Cost $243,744).................                     246,054
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCY (3.7%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.8%)
 Series B
 12.00%, due 6/26/98.............  $5,000,000       5,282,050
                                                 ------------
UNITED STATES TREASURY BOND
 (1.9%)
 11.75%, due 2/15/01.............   5,000,000       5,864,850
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT & FEDERAL AGENCY (CONTINUED)

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
UNITED STATES TREASURY NOTE
 (0.0%) (b)
 9.125%, due 5/15/99.............  $  100,000    $    105,297
                                                 ------------
Total U.S. Government & Federal
 Agency
 (Cost $11,536,126)..............                  11,252,197
                                                 ------------
YANKEE BONDS (10.5%)

CABLE (1.5%)
Kabelmedia Holdings GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.......   3,300,000       2,013,000
TeleWest, PLC
 (zero coupon), due 10/1/07
 11.00%, beginning 10/1/00.......   3,300,000       2,376,000
                                                 ------------
                                                    4,389,000
                                                 ------------
CELLULAR TELEPHONE (3.2%)
Microcell Telecommunications,
 Inc.
 Series B
 (zero coupon), due 6/1/06
 14.00%, beginning 12/1/01.......   1,400,000         784,000
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........   4,800,000       3,504,000
Occidente y Caribe Celular, S.A.
 Series B
 (zero coupon), due 3/15/04
 14.00%, beginning 3/15/01.......   2,670,000       2,023,326
Rogers Cantel, Inc.
 9.375%, due 6/1/08..............   2,000,000       2,110,000
 11.125%, due 7/15/02............   1,350,000       1,397,250
                                                 ------------
                                                    9,818,576
                                                 ------------
CONSUMER DURABLES (1.0%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.......   5,100,000       3,047,250
                                                 ------------
FOOD, BEVERAGES & TOBACCO (0.9%)
Fresh Del Monte Produce NV
 Series B
 10.00%, due 5/1/03..............   2,600,000       2,684,500
                                                 ------------
MEDIA (1.6%)
Le Groupe Videotron Ltee
 10.625%, due 2/15/05............   3,900,000       4,348,500
Videotron Ltee
 10.25%, due 10/15/02............     500,000         530,000
                                                 ------------
                                                    4,878,500
                                                 ------------

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
REAL ESTATE (0.2%)
Trizec Finance Ltd.
 10.875%, due 10/15/05...........  $  550,000    $    607,750
                                                 ------------
TELECOMMUNICATION SERVICES (2.1%)
Call-Net Enterprises, Inc.
 (zero coupon), due 12/1/04
 13.25%, beginning 12/1/99.......   2,460,000       2,127,900
Ionica, PLC
 (zero coupon), due 5/1/07
 15.00%, beginning 5/1/02 (o)....       5,700       3,021,000
 13.50%, due 8/15/06.............   1,100,000       1,171,500
                                                 ------------
                                                    6,320,400
                                                 ------------
Total Yankee Bonds
 (Cost $29,363,185)..............                  31,745,976
                                                 ------------
Total Long-Term Bonds
 (Cost $232,409,535).............                 235,564,052
                                                 ------------
COMMON STOCKS (4.0%)

                                     SHARES
                                   ----------
BUILDING MATERIALS (0.0%) (b)
Hanson, PLC ADR (g)..............       4,312         107,800
                                                 ------------
BUILDINGS (0.1%)
NVR, Inc. (a)....................      15,200         231,800
                                                 ------------
CABLE (1.0%)
United International Holdings,
 Inc.
 Class A (a).....................     289,000       2,998,375
                                                 ------------
CASINOS (0.0%) (b)
Casino America, Inc. (a).........       7,053          15,428
Colorado Gaming & Entertainment
 Co. (a).........................      12,488          53,074
                                                 ------------
                                                       68,502
                                                 ------------
CELLULAR TELEPHONE (0.4%)
AirTouch Communications, Inc.
 (a).............................      33,000         907,500
Clearnet Communications, Inc.
 Class A (a).....................      20,000         242,500
                                                 ------------
                                                    1,150,000
                                                 ------------
CONGLOMERATES (0.1%)
General Motors Corp., Class H....       6,000         345,750
                                                 ------------
CONTAINERS (0.2%)
Gaylord Container Corp. (a)......      95,340         732,926
                                                 ------------
DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc.........          70           2,008
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES         VALUE
                                    -------------------------
ELECTRIC UTILITIES (0.6%)
Energy Group, PLC ADR (g)........       4,312    $    182,721
PECO Energy Co...................      70,000       1,470,000
                                                 ------------
                                                    1,652,721
                                                 ------------
FOOD, BEVERAGES & TOBACCO (0.1%)
Imperial Tobacco Group, PLC ADR
 (g).............................       8,625         110,961
RJR Nabisco Holdings Corp........      10,000         330,000
                                                 ------------
                                                      440,961
                                                 ------------
MEDIA (0.4%)
Comcast Corp., Class A...........      16,000         335,000
Le Groupe Videotron Ltee (r).....      69,000         557,662
Matav-Cable Systems Media Ltd.
 ADR (a)(g)......................      12,250         214,375
                                                 ------------
                                                    1,107,037
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Millennium Chemicals, Inc........      42,464         966,056
                                                 ------------
RECREATION & ENTERTAINMENT (0.0%)
 (b)
Steinway Musical Instruments,
 Inc. (a)........................       4,100          79,950
                                                 ------------
RESTAURANTS & LODGING (0.1%)
Bob Evans Farms, Inc. ...........      10,000         169,375
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (0.4%)
Newmont Mining Corp..............      20,000         780,000
Ryerson Tull, Inc., Class A
 (a).............................      19,500         321,750
                                                 ------------
                                                    1,101,750
                                                 ------------
TELECOMMUNICATION SERVICES (0.3%)
Paging Network, Inc. (a).........      38,100         334,566
Rogers Communications, Inc.
 Class B (a)(r)..................     100,000         626,993
                                                 ------------
                                                      961,559
                                                 ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a).............................         500           3,500
                                                 ------------
Total Common Stocks
 (Cost $11,996,637)..............                  12,120,070
                                                 ------------
PREFERRED STOCKS (4.2%)

CASINOS (0.1%)
Station Casinos, Inc.
 7.00% (l).......................       9,500         425,125
                                                 ------------

                                      SHARES         VALUE
                                    --------------------------
DRUGS (0.4%)
ICN Pharmaceuticals, Inc.
 Series B (c)(h)(l)...............       1,194    $  1,194,000
                                                  ------------
EQUIPMENT FINANCING (0.2%)
GPA Group, PLC (a)(j).............   1,000,000         515,000
                                                  ------------
MEDIA (3.3%)
CD Radio, Inc.
 5.00%
 Delayed Preferred Stock
 (a)(c)(l)........................      50,000       1,550,000
Chancellor Radio Broadcasting Co.
 12.00% (c)(f)....................         600          68,700
Granite Broadcasting Corp.
 12.75% (c)(f)....................       1,000         970,000
Paxson Communications Corp.
 12.50% (f).......................       2,899       3,043,540
Spanish Broadcasting System, Inc.
 14.25% (c)(f)....................       4,500       4,320,000
                                                  ------------
                                                     9,952,240
                                                  ------------
TELECOMMUNICATION SERVICES (0.2%)
ICG Holdings, Inc.
 14.00% (c)(h)....................         569         587,493
                                                  ------------
Total Preferred Stocks
 (Cost $11,529,296)...............                  12,673,858
                                                  ------------
WARRANTS (0.3%)

CASINOS (0.0%) (b)
Casino America, Inc.
 expire 5/3/01 (a)................       1,249           1,249
                                                  ------------
CELLULAR TELEPHONE (0.0%) (b)
Microcell Telecommunications, Inc.
 expire 6/1/06 (a)(c)(k)..........       5,600           3,500
 expire 6/1/06 (a)(c).............       5,600          70,000
Occidente y Caribe Celular, S.A.
 expire 3/15/04 (a)(c)............      10,680             107
                                                  ------------
                                                        73,607
                                                  ------------
MEDIA (0.3%)
General Media, Inc.
 expire 12/21/00 (a)..............         900           4,500
Spanish Broadcasting System, Inc.
 expire 6/30/99 (a)(c)(p).........       2,500         300,000
 expire 6/30/99 (a)(q)............       2,500         550,000
                                                  ------------
                                                       854,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

WARRANTS (CONTINUED)

                                     SHARES         VALUE
                                   --------------------------
POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
 expire 12/31/98 (a).............         960    $        240
                                                 ------------
Total Warrants
 (Cost $825,045).................                     929,596
                                                 ------------
PURCHASED PUT
OPTION (0.0%)(B)

                                    NOTIONAL
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
FOOD, BEVERAGES & TOBACCO
 (0.0%)(b)
Underlying security
 RJR Nabisco, Inc.
 8.75%, due 8/15/05
 expire 10/6/97 (e)..............  $2,000,000           2,200
                                                 ------------
Total Purchased Put Option
 (Cost $40,000)..................                       2,200
                                                 ------------
SHORT-TERM
INVESTMENTS (12.3%)

                                   PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (2.8%)
American Express Credit Corp.
 5.57%, due 7/15/97..............  $8,579,000       8,579,000
                                                 ------------
SHORT-TERM BOND (0.1%)
MEDIA (0.1%)
Time Warner, Inc.
 7.45%, due 2/1/98...............     200,000         201,192
                                                 ------------
U.S. GOVERNMENT (9.4%)
United States Treasury Notes
 5.875%, due 7/31/97.............  21,350,000      21,356,619
 8.50%, due 7/15/97..............   7,150,000       7,158,937
                                                 ------------
                                                   28,515,556
                                                 ------------
Total Short-Term Investments
 (Cost $37,354,875)..............                  37,295,748
                                                 ------------
Total Investments
 (Cost $294,155,388) (t).........        98.5%    298,585,524(u)
Cash and Other Assets,
 Less Liabilities................         1.5       4,520,266
                                   ----------    ------------
Net Assets.......................       100.0%   $303,105,790
                                   ==========    ============

------------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(e) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., 8.75% Note due 8/15/05, multiplied by the yield on the RJR Nabisco Note less the yield on the U.S. Treasury Bond 6.50%, due 8/15/05, less 3.50%, multiplied by the notional principal.
(f) PIK ("Payment in Kind") interest or dividend payment is made with additional securities.
(g)  ADR--American Depository Receipt.
(h) CIK ("Cash in Kind") interest or dividend payment is made with cash or additional securities.
(i)  Yankee bond.
(j)  Restricted securities.
(k)  Conditional warrants.
(l)  Convertible preferred stocks.
(m)  Issuer in bankruptcy.
(n) 3,600 Units--each unit reflects $1,000 principal amount of Senior Notes, plus 0.19608 warrants to acquire 1 share of common stock at $100.00 per share at a future date.
(o) 5,700 Units--each unit reflects $1,000 principal amount of Senior Discounted Notes, plus 1 warrant to acquire 19.619 shares of common stock at $0.10 per share at a future date.
(p) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(q) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(r)  Canadian securities.
(s)  Multiple tranche facility.
(t)  The cost for Federal income tax purposes is $294,170,763.
(u) At June 30, 1997 net unrealized appreciation was $4,414,761, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,891,045 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,476,284.
(v)  The following abbreviation is used in the above portfolio: DM--Deutsche
     Mark

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $294,155,388).......   $298,585,524
  Cash...................................             71
  Deposit with broker....................        115,951
  Receivables:
    Dividends and interest...............      5,745,852
    Investment securities sold...........      5,411,255
    Fund shares sold.....................        583,263
  Unrealized appreciation on forward
    foreign currency contracts...........         14,269
                                            ------------
        Total assets.....................    310,456,185
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      7,124,477
    Adviser..............................         72,062
    Administrator........................         24,021
    NYLIAC...............................         24,021
    Custodian............................          3,381
    Directors............................             26
  Accrued expenses.......................        102,407
                                            ------------
        Total liabilities................      7,350,395
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $303,105,790
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    245,931
  Additional paid-in capital.............    281,148,309
  Accumulated undistributed net
    investment income....................     10,378,246
  Accumulated undistributed net realized
    gain on investments..................      6,881,557
  Accumulated undistributed net realized
    gain on foreign currency
    transactions.........................         16,700
  Net unrealized appreciation on
    investments..........................      4,430,136
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........          4,911
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $303,105,790
                                            ============
  Shares of capital stock outstanding....     24,593,147
                                            ============
  Net asset value per share
    outstanding..........................   $      12.32
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    372,244
    Interest.............................     10,972,627
                                            ------------
        Total income.....................     11,344,871
                                            ------------
  Expenses:
    Advisory.............................        373,632
    Administration.......................        249,088
    Shareholder communication............         47,075
    Professional.........................         29,967
    Custodian............................         10,760
    Directors............................          4,192
    Portfolio pricing....................          4,192
    Miscellaneous........................          3,292
                                            ------------
        Total expenses...................        722,198
                                            ------------
  Net investment income..................     10,622,673
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain from:
    Security transactions................      7,105,293
    Foreign currency transactions........         16,700
                                            ------------
  Net realized gain on investments and
    foreign currency transactions........      7,121,993
                                            ------------
  Net change in unrealized appreciation
    on investments:
    Security transactions................        (34,142)
    Translation of assets and liabilities
      in foreign currencies and forward
      foreign currency contracts.........          4,911
                                            ------------
  Net unrealized loss on investments and
    foreign currencies...................        (29,231)
                                            ------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.........................      7,092,762
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 17,715,435
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $824.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 10,622,673    $  9,736,281
    Net realized gain on investments..............................................      7,105,293       4,084,739
    Net realized gain on foreign currency transactions............................         16,700              --
    Net change in unrealized appreciation on investments..........................        (34,142)      3,943,445
    Net change in unrealized appreciation on translation of assets and liabilities
     in foreign currencies and forward foreign currency contracts.................          4,911              --
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     17,715,435      17,764,465
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................       (295,000)     (9,685,708)
    From net realized gain on investments.........................................     (1,604,000)     (2,622,325)
                                                                                     ------------    ------------
      Total dividends and distributions to shareholders...........................     (1,899,000)    (12,308,033)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................     96,922,879     146,492,029
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................      1,899,000      12,308,033
                                                                                     ------------    ------------
                                                                                       98,821,879     158,800,062
    Cost of shares redeemed.......................................................    (16,533,559)     (2,569,930)
                                                                                     ------------    ------------
    Increase in net assets derived from capital share transactions................     82,288,320     156,230,132
                                                                                     ------------    ------------
  Net increase in net assets......................................................     98,104,755     161,686,564
NET ASSETS:
  Beginning of period.............................................................    205,001,035      43,314,471
                                                                                     ------------    ------------
  End of period...................................................................   $303,105,790    $205,001,035
                                                                                     ============    ============
  Accumulated undistributed net investment income.................................   $ 10,378,246    $     50,573
                                                                                     ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                                        SIX MONTHS         YEAR          1995 (a)
                                                                          ENDED           ENDED          THROUGH
                                                                         JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                          1997*            1996            1995
                                                                       -------------------------------------------
Net asset value at beginning of period..............................   $      11.61    $     10.55     $     10.00
                                                                           --------       --------        --------
Net investment income...............................................           0.43           0.59            0.37
Net realized and unrealized gain on investments.....................           0.36           1.22            0.61
Net realized and unrealized gain on foreign currency transactions...           0.00(b)          --              --
                                                                           --------       --------        --------
Total from investment operations....................................           0.79           1.81            0.98
                                                                           --------       --------        --------
Less dividends and distributions:
  From net investment income........................................          (0.01)         (0.59)          (0.37)
  From net realized gain on investments.............................          (0.07)         (0.16)          (0.04)
  In excess of net realized gain on investments.....................             --             --           (0.02)
                                                                           --------       --------        --------
Total dividends and distributions...................................          (0.08)         (0.75)          (0.43)
                                                                           --------       --------        --------
Net asset value at end of period....................................   $      12.32    $     11.61     $     10.55
                                                                           ========       ========        ========
Total investment return (c).........................................           6.90%         17.16%          10.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.............................................           8.53%+         8.59%          10.02%+
  Net expenses......................................................           0.58%+         0.67%           0.67%+
  Expenses (before reimbursement)...................................           0.58%+         0.71%           1.25%+
Portfolio turnover rate.............................................             72%           149%             95%
Average commission rate paid........................................   $     0.0576    $    0.0613             (d)
Net assets at end of period (in 000's)..............................   $    303,106    $   205,001     $    43,314

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (90.2%)+

                                       SHARES         VALUE
                                     ------------------------
AUSTRALIA (6.2%)
Amcor, Ltd. (forest products &
 paper)............................       9,200    $   60,651
Boral, Ltd. (building materials &
 components).......................      33,900       105,901
Brambles Industries, Ltd. (business
 & public services)................       4,300        84,370
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................      20,900       305,048
Coles Myer, Ltd. (merchandising)...      24,470       126,305
CSR, Ltd. (multi-industry).........      37,000       142,195
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............      62,120       114,481
Mount Isa Mines Holdings, Ltd.
 (metals-nonferrous)...............      44,461        65,283
National Australia Bank, Ltd.
 (banking).........................      17,620       250,403
News Corp., Ltd. (broadcasting &
 publishing).......................      27,839       132,432
Pacific Dunlop, Ltd.
 (multi-industry)..................      27,400        80,464
Rio Tinto, Ltd.
 (metals-nonferrous)...............       5,325        90,076
Santos, Ltd. (energy sources)......      15,500        64,677
Westpac Banking Corp., Ltd.
 (banking).........................      29,000       173,150
WMC, Ltd. (metals-nonferrous)......      12,200        76,315
                                                   ----------
                                                    1,871,751
                                                   ----------
AUSTRIA (3.5%)
Austrian Airlines Oesterreichische
 Luftverkehrs AG
 (transportation-airlines) (a).....         150        24,223
Bank Austria AG (banking)..........       2,950       163,607
Creditanstalt-Bankverein Stamm AG
 (banking).........................       2,050       119,712
EA-Generali AG (insurance).........         350        92,060
Flughafen Wien AG
 (transportation-airlines).........       1,200        50,697
Oesterreichische Brau-Beteiligungs
 AG (beverages & tobacco)..........         750        44,348
OMV AG (energy sources)............       1,650       211,400
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class
 A (utilities-electrical & gas)....       1,350        95,103
Voest-Alpine Technologie AG
 (machinery & engineering).........         850       155,583
Wienerberger Baustoffindustrie AG
 (building materials &
 components).......................         500       102,723
                                                   ----------
                                                    1,059,456
                                                   ----------
BELGIUM (1.3%)
Electrabel, S.A.
 (utilities-electrical & gas)......         260        55,760
Fortis AG (insurance)..............         350        72,335
Generale de Banque, S.A.
 (banking).........................         110        42,378

                                       SHARES         VALUE
                                     ------------------------
BELGIUM (Continued)
Kredietbank N.V. (banking).........         110    $   44,366
PetroFina, S.A. (energy sources)...         160        60,639
Reunies Electrobel & Tractebel,
 S.A. (multi-industry).............         120        50,069
Solvay, S.A. Class A (chemicals)...          80        47,176
                                                   ----------
                                                      372,723
                                                   ----------
FRANCE (8.2%)
Alcatel Alsthom, S.A. (electrical &
 electronics)......................         678        84,996
AXA-UAP, S.A. (insurance)..........       2,493       155,204
Carrefour, S.A. (merchandising)....         265       192,648
Compagnie de Saint Gobain, S.A.
 (miscellaneous-materials &
 commodities)......................         311        45,398
Compagnie de Suez, S.A.
 (banking).........................      42,240       103,964
Compagnie Financiere de Paribas,
 S.A. Class A (banking)............       1,451       100,343
Compagnie Generale des Eaux, S.A.
 (business & public services)......       1,337       171,483
Elf Aquitaine, S.A. (energy
 sources)..........................       1,312       141,683
Eridania Beghin-Say, S.A. (food &
 household products)...............         550        82,440
Groupe Danone, S.A. (food &
 household products)...............         316        52,264
Havas, S.A. (business & public
 services).........................       1,311        94,569
Lafarge, S.A. (building materials &
 components).......................         860        53,540
L'Air Liquide, S.A. (chemicals)....         863       137,147
L'Oreal, S.A. (health & personal
 care).............................         417       175,865
LVMH (Moet Hennessy Louis Vuitton),
 S.A. (beverages & tobacco)........         510       137,253
Michelin (CGDE), S.A. Class B
 (tire & rubber)...................       1,253        75,318
Pernod-Ricard, S.A. (beverages &
 tobacco)..........................         430        22,192
Pinault-Printemps-Redoute, S.A.
 (building materials &
 components).......................         250       120,254
PSA Peugeot, S.A. (automobiles)....         150        14,512
Rhone-Poulenc, S.A. Class A
 (chemicals).......................       1,468        60,011
Schneider, S.A. (machinery &
 engineering)......................       1,567        83,489
Societe Generale, S.A. (banking)...       1,134       126,710
Thomson CSF, S.A. (aerospace &
 military technology)..............       3,047        78,576
Total, S.A. Class B (energy
 sources)..........................       1,494       151,158
                                                   ----------
                                                    2,461,017
                                                   ----------
GERMANY (9.5%)
Allianz AG Registered
 (insurance).......................       1,000       209,465
BASF AG (chemicals)................       3,000       110,959
Bayer AG (chemicals)...............       3,450       132,691
Daimler-Benz AG (automobiles)......       4,200       341,055
Deutsche Bank AG (banking).........       3,000       175,434

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                       SHARES         VALUE
                                     ------------------------
GERMANY (Continued)
Deutsche Telekom AG
 (telecommunications)..............       9,300    $  224,157
Dresdner Bank AG (banking).........       3,000       103,814
Karstadt AG (merchandising)........          50        17,819
Linde AG (machinery &
 engineering)......................          50        38,306
Mannesmann AG (machinery &
 engineering)......................         500       222,951
Preussag AG (multi-industry).......          50        14,648
RWE AG (utilities-electrical &
 gas)..............................       8,850       380,911
Siemens AG (electrical &
 electronics)......................       4,050       240,671
Thyssen AG (metals-steel)..........         300        71,104
VEBA AG (utilities-electrical &
 gas)..............................       2,600       146,224
Viag AG (multi-industry)...........         600       273,051
Volkswagen AG (automobiles)........         200       153,455
                                                   ----------
                                                    2,856,715
                                                   ----------
HONG KONG (2.5%)
Cheung Kong (Holdings), Ltd.
 (real estate).....................      13,000       128,368
China Light & Power Co., Ltd.
 (utilities-electrical & gas)......      14,500        82,165
Hang Seng Bank, Ltd. (banking).....       7,900       112,679
Hong Kong Telecommunications, Ltd.
 (telecommunications)..............      48,400       115,577
Hutchison Whampoa, Ltd.
 (multi-industry)..................      15,000       129,723
Sun Hung Kai Properties, Ltd.
 (real estate).....................      10,000       120,365
Swire Pacific, Ltd. Class A
 (multi-industry)..................       7,000        63,022
                                                   ----------
                                                      751,899
                                                   ----------
ITALY (7.7%)
Assicurazioni Generali S.p.A.
 (insurance).......................      11,880       215,850
Banca Commerciale Italiana S.p.A.
 (banking).........................      28,000        57,953
Benetton Group S.p.A. (textile &
 apparel)..........................       4,160        66,411
Credito Italiano S.p.A.
 (banking).........................      34,000        62,175
Edison S.p.A. (energy sources).....       8,000        39,772
Ente Nazionale Idrocarburi S.p.A.
 (energy sources)..................      98,000       554,631
Fiat S.p.A. (automobiles)..........      45,000       161,935
Fiat S.p.A. di Risp
 (automobiles).....................      15,000        28,180
Istituto Bancario San Paolo di
 Torino S.p.A. (banking)...........      14,000       101,994
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................      55,000        83,761
Italgas S.p.A.
 (utilities-electrical & gas)......      10,000        32,340
Mediobanca S.p.A. (financial
 services).........................      11,000        66,750
Montedison S.p.A. (multi-industry)
 (a)...............................      79,940        52,739
Olivetti Group S.p.A. (data
 processing & reproduction) (a)....      30,000         8,494
Parmalat Finanziaria S.p.A. (food &
 household products)...............      35,000        49,495

                                       SHARES         VALUE
                                     ------------------------
ITALY (Continued)
Pirelli S.p.A. (industrial
 components).......................      26,000    $   64,362
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       5,200        41,125
Sirti S.p.A.
 (telecommunications)..............       7,000        40,357
Telecom Italia S.p.A.
 (telecommunications)..............      81,000       242,427
Telecom Italia S.p.A. di Risp
 (telecommunications)..............      22,000        43,530
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      81,000       261,954
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........      21,000        37,538
                                                   ----------
                                                    2,313,773
                                                   ----------
JAPAN (25.6%)
Ajinomoto Co., Inc. (food &
 household products)...............       3,000        32,247
Asahi Chemical Industry Co., Ltd.
 (chemicals) (c)...................      19,000       113,738
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 components) (c)...................      49,000       488,161
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c).....................      25,000       502,493
Bridgestone Corp. (industrial
 components) (c)...................      17,000       395,178
Chiba Bank, Ltd. (banking) (c).....       6,000        35,760
Dai Nippon Printing Co., Ltd.
 (business & public services)......       5,000       113,170
Daiei, Inc. (merchandising) (c)....      10,000        64,232
Fanuc, Ltd. (electronic components
 & instruments)....................       2,000        76,903
Fuji Bank, Ltd. (banking) (c)......      20,000       300,622
Fuji Photo Film, Ltd. (recreation &
 other consumer goods).............       8,000       322,294
Fujitsu, Ltd. (data processing &
 reproduction) (c).................      11,000       152,845
Furukawa Electric Co. (industrial
 components) (c)...................      15,000        95,561
Hankyu Corp. (transportation-road &
 rail).............................       3,000        16,595
Hitachi Corp., Ltd. (electrical &
 electronics) (c)..................      20,000       223,718
Honda Motor Co., Ltd.
 (automobiles).....................       6,000       180,897
Industrial Bank of Japan, Ltd.
 (banking) (c).....................      19,000       295,553
Ito-Yokado Co., Ltd.
 (merchandising)...................       1,000        58,114
Itochu Corp. (wholesale &
 international trade) (c)..........      30,000       161,759
Japan Airlines Co. (transportation-
 airlines) (a)(c)..................       9,000        40,977
Japan Energy Corp. (energy
 sources)..........................      28,000        73,408
Joyo Bank (banking)................       3,000        16,595

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                       SHARES         VALUE
                                     ------------------------
JAPAN (Continued)
Kajima Corp. (construction &
 housing)..........................       2,000    $   11,728
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        57,940
Kawasaki Steel Corp.
 (metals-steel)....................       6,000        19,558
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)......       7,000        42,821
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................      11,000       114,394
Komatsu, Ltd. (machinery &
 engineering)......................      10,000        81,273
Marubeni Corp. (wholesale &
 international trade)..............      17,000        77,253
Marui Co., Ltd. (merchandising)....       2,000        37,228
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................      17,000       343,181
Mitsubishi Chemical Corp.
 (chemicals).......................      10,000        32,684
Mitsubishi Corp.
 (multi-industry)..................       5,000        62,484
Mitsubishi Estate Co., Ltd.
 (construction & housing)..........       3,000        43,520
Mitsui Engineering & Shipbuilding
 Co., Ltd. (machinery &
 engineering) (a)..................      21,000        45,880
Mitsui Fudosan Co., Ltd.
 (construction & housing)..........       6,000        82,846
Mitsui Marine & Fire Insurance Co.,
 Ltd. (insurance)..................      15,000       108,538
Mitsui Trust & Banking Co., Ltd.
 (financial services)..............       3,000        22,678
Mitsukoshi, Ltd. (merchandising)...       3,000        21,367
NEC Corp. (electrical &
 electronics)......................       8,000       111,859
Nippon Express Co., Ltd.
 (transportation-road & rail)......      13,000       103,950
Nippon Oil Co., Ltd. (energy
 sources)..........................       8,000        43,835
Nippon Paper Industries Co. (forest
 products & paper).................       6,000        34,764
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).........       5,000        19,444
Nissan Motor Co., Ltd.
 (automobiles).....................      27,000       209,762
NKK Corp. (metals-steel)...........      58,000       124,688
Obayashi Corp. (construction &
 housing)..........................       5,000        33,514
Oji Paper Co., Ltd. (forest
 products & paper).................       2,000        12,392
Osaka Gas Co., Ltd. (utilities-
 electrical & gas).................       6,000        17,251
Sankyo Co., Ltd. (health & personal
 care).............................       2,000        67,290
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................      45,000       202,133
Sekisui Chemical Co., Ltd.
 (building materials &
 components).......................       2,000        20,274
Sekisui House, Ltd. (construction &
 housing)..........................       2,000        20,274
Sharp Corp. (appliances & household
 durables).........................       5,000        69,038
Shimizu Corp. (construction &
 housing)..........................       4,000        24,015

                                       SHARES         VALUE
                                     ------------------------
JAPAN (Continued)
Shiseido Co., Ltd. (health &
 personal care)....................       8,000    $  132,134
Sumitomo Bank, Ltd. (banking)......      14,000       230,010
Sumitomo Chemical Co.
 (chemicals).......................       6,000        27,213
Sumitomo Corp. (wholesale &
 international trade)..............      14,000       133,357
Sumitomo Metal Mining Co.
 (metals-nonferrous)...............       4,000        28,314
Taisei Corp. (construction &
 housing)..........................      19,000        88,168
Taisho Pharmaceutical Co. (health &
 personal care)....................       1,000        27,004
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       6,000       168,837
Tobu Railway Co., Ltd.
 (transportation-road & rail)......      14,000        64,721
Tohoku Electric Power (utilities-
 electrical & gas).................       1,000        17,828
Tokai Bank (banking)...............      11,000       113,432
Tokyo Dome Corp. (leisure &
 tourism)..........................       2,000        26,916
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       6,000       126,366
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)......      15,000        41,685
Tokyu Corp. (transportation-road &
 rail).............................       5,000        31,067
Toppan Printing Co., Ltd. (business
 & public services)................       8,000       125,842
Tostem Corp. (building materials &
 components).......................       1,000        27,703
Toto, Ltd. (building materials &
 components).......................       1,000        12,322
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).........       1,000        22,721
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       3,000        80,748
Yamazaki Baking Co., Ltd. (food &
 household products)...............       1,000        17,653
Yasuda Trust & Banking (financial
 services).........................      15,000        57,415
                                                   ----------
                                                    7,682,132
                                                   ----------
MALAYSIA (0.0%) (b)
Telekom Malaysia Berhad
 (telecommunications)..............       1,000         4,675
                                                   ----------
NETHERLANDS (1.4%)
Elsevier N.V. (broadcasting &
 publishing).......................       1,500        25,111
ING Groep N.V. (insurance).........       1,370        63,279
Koninklijke PTT Nederland N.V.
 (forest products & paper).........         826        32,461
Philips Electronics N.V.
 (appliances & household
 durables).........................         600        43,056
Royal Dutch Petroleum Co. (energy
 sources)..........................       3,200       166,752

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                       SHARES         VALUE
                                     ------------------------
NETHERLANDS (Continued)
Unilever CVA N.V. (food & household
 products).........................         300    $   63,267
Wolters Kluwer CVA N.V.
 (broadcasting & publishing).......         101        12,320
                                                   ----------
                                                      406,246
                                                   ----------
NEW ZEALAND (3.0%)
Brierley Investments Ltd.
 (multi-industry)..................     129,700       126,578
Carter Holt Harvey Ltd. (forest
 products & paper).................      79,100       204,248
Fletcher Challenge Building
 (building materials &
 components).......................      16,500        49,539
Fletcher Challenge Energy (energy
 sources)..........................      16,700        50,366
Fletcher Challenge Forest (forest
 products & paper).................       2,716         3,939
Fletcher Challenge Paper (forest
 products & paper).................      34,700        83,956
Telecom Corp. of New Zealand Ltd.
 (telecommunications)..............      74,600       379,189
                                                   ----------
                                                      897,815
                                                   ----------
NORWAY (1.4%)
Bergesen d.y. ASA Class A
 (transportation-shipping).........       2,100        49,769
Bergesen d.y. ASA Class B
 (transportation-shipping).........         500        11,816
Dyno Industrier ASA (chemicals)....         500        12,908
Hafslund ASA Class A (energy
 sources)..........................       1,000         6,010
Hafslund ASA Class B (energy
 sources)..........................         600         3,262
Kvaerner ASA Class B (machinery &
 engineering)......................         400        22,402
Norsk Hydro ASA (energy sources)...       3,700       201,658
Norske Skogindustrier ASA Class A
 (forest products & paper).........         900        31,226
Nycomed ASA Class A (health &
 personal care)....................       1,000        14,753
Nycomed ASA Class B (health &
 personal care)....................         600         8,565
Orkla ASA Class A
 (multi-industry)..................         900        66,386
                                                   ----------
                                                      428,755
                                                   ----------
SINGAPORE (2.0%)
City Developments, Ltd. (real
 estate)...........................       6,000        58,747
DBS Land, Ltd. (real estate).......       9,000        28,451
Development Bank of Singapore, Ltd.
 Foreign Registered (banking)......       4,000        50,355
Fraser & Neave, Ltd. (beverages &
 tobacco)..........................       4,000        28,534
Keppel Corp., Ltd. (machinery &
 engineering)......................       6,250        27,626
Oversea-Chinese Banking Corp., Ltd.
 Foreign Registered (banking)......       6,000        62,104
Singapore Airlines, Ltd. Foreign
 Registered
 (transportation-airlines).........       8,000        71,616

                                       SHARES         VALUE
                                     ------------------------
SINGAPORE (Continued)
Singapore Press Holdings, Ltd.
 Foreign Registered (broadcasting &
 publishing).......................       2,400    $   48,341
Singapore Telecommunications, Ltd.
 (telecommunications)..............      85,000       156,940
United Overseas Bank, Ltd. Foreign
 Registered (banking)..............       6,000        61,685
                                                   ----------
                                                      594,399
                                                   ----------
SPAIN (2.3%)
Acerinox, S.A. (metals-steel)......         110        20,649
Autopistas Concesionares Espanola,
 S.A. (business & public
 services).........................       7,126        96,899
Banco de Bilbao Vizcaya, S.A.
 Registered (banking)..............         810        65,921
Banco de Central Hispanoamericano,
 S.A. (banking)....................         680        24,920
Banco de Santander, S.A.
 (banking).........................       1,860        57,414
Corporacion Bancaria de Espana,
 S.A. (banking)....................         410        22,998
Corporacion Mapfre, S.A.
 (insurance).......................         220        11,727
Empresa Nacional de Electricidad,
 S.A. (utilities-electrical &
 gas)..............................         820        68,965
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing)..........................         460        58,767
Gas Natural SDG, S.A.
 (utilities-electrical & gas)......         330        72,224
Iberdrola, S.A.
 (utilities-electrical & gas)......       2,430        30,730
Repsol, S.A. (energy sources)......       1,080        45,746
Telefonica de Espana, S.A.
 (telecommunications)..............       3,600       104,269
                                                   ----------
                                                      681,229
                                                   ----------
SWITZERLAND (6.5%)
Credit Suisse Group Registered
 (banking).........................       1,300       167,198
Nestle S.A. Registered (food &
 household products)...............         400       528,450
Novartis S.A. Registered (health &
 personal care)....................         300       480,297
Schweizerische Bankverein
 Registered (banking) (a)..........         700       187,502
Schweizerische Rueckversicherungs
 Gesellschaft Registered
 (insurance).......................         100       141,647
UBS-Union Bank of Switzerland
 (banking).........................         200       229,105
Zurich Versicherungs Gesellschaft
 Registered (insurance)............         500       199,266
                                                   ----------
                                                    1,933,465
                                                   ----------
UNITED KINGDOM (9.1%)
Abbey National PLC (banking).......       7,790       106,312
Barclays PLC (banking).............       6,765       134,207

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                       SHARES         VALUE
                                     ------------------------
UNITED KINGDOM (Continued)
Bass PLC (beverages & tobacco).....       1,680    $   20,495
B.A.T. Industries PLC (beverages &
 tobacco)..........................       6,671        59,676
BG PLC (energy sources)............      11,990        44,100
BOC Group PLC (chemicals)..........       1,223        21,270
Boots Co. PLC (merchandising)......       1,760        20,607
British Airways PLC
 (transportation-airlines).........       1,498        17,065
British Petroleum Co. PLC (energy
 sources)..........................      18,274       227,036
British Telecommunications PLC
 (telecommunications)..............      11,110        82,467
BTR PLC (multi-industry)...........      16,831        57,564
Cable & Wireless PLC
 (telecommunications)..............       9,093        83,613
Centrica PLC (energy sources)......      11,990        14,617
Commercial Union PLC (insurance)...       1,803        18,950
EMI Group PLC (recreation & other
 consumer goods)...................         990        17,754
Energy Group PLC (energy
 sources)..........................       3,239        34,554
General Electric Co. PLC
 (electrical & electronics)........       8,700        51,981
GKN PLC (machinery &
 engineering)......................         657        11,312
Glaxo Wellcome PLC (health &
 personal care)....................      11,369       234,626
Granada Group PLC (leisure &
 tourism)..........................       5,010        65,871
Grand Metropolitan PLC
 (multi-industry)..................       9,955        96,344
Great Universal Stores PLC (The)
 (merchandising)...................      12,200       123,451
Guinness PLC (beverages &
 tobacco)..........................      15,670       153,348
Hanson PLC (multi-industry)........       4,049        20,115
HSBC Holdings PLC (financial
 services).........................       2,450        75,373
Imperial Chemical Industries PLC
 (chemicals).......................         830        11,541
Imperial Tobacco Group PLC
 (beverages & tobacco).............       3,239        20,835
Kingfisher PLC (merchandising).....       1,111        12,611
Lloyds TSB Group PLC (banking).....      12,654       129,730
Marks & Spencer PLC
 (merchandising)...................      10,352        85,800
MEPC PLC (real estate).............       1,050         8,615
National Power PLC
 (utilities-electrical & gas)......       8,580        74,540
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       4,355        43,488

                                       SHARES         VALUE
                                     ------------------------
UNITED KINGDOM (Continued)
Prudential Corp. PLC (insurance)...       9,120    $   88,263
Rank Group PLC (leisure &
 tourism)..........................       5,210        32,993
Redland PLC (building materials &
 components).......................       1,616         9,158
Reed International PLC
 (broadcasting & publishing).......      10,820       104,805
Reuters Holdings PLC (broadcasting
 & publishing).....................       5,820        61,314
Rio Tinto PLC Registered (metals-
 nonferrous).......................       4,143        72,158
RMC Group PLC (building materials &
 components).......................         700        11,365
Sainsbury (J.) PLC
 (merchandising)...................       4,930        29,907
Scottish Power PLC (utilities-
 electrical & gas).................       7,100        46,203
Thorn PLC (appliances & household
 durables).........................         990         2,834
Unilever PLC (food & household
 products).........................       2,820        80,796
Vodafone Group PLC
 (multi-industry)..................       3,995        19,448
                                                   ----------
                                                    2,739,112
                                                   ----------
Total Common Stocks
 (Cost $24,708,059)................                27,055,162
                                                   ----------
PREFERRED STOCK (0.1%)

AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
 (banking).........................         600        24,125
                                                   ----------
Total Preferred Stock
 (Cost $35,245)....................                    24,125
                                                   ----------
WARRANTS (0.0%) (B)

FRANCE (0.0%) (b)
Compagnie Generale des Eaux, S.A.
 Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public services)
 (a)...............................       1,337           802
                                                   ----------
Total Warrants.....................                       802
                                                   ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

OPTIONS (0.3%)

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ------------------------
UNITED STATES (0.3%)
U.S. Dollar Call/Deutsche Mark Put
 Strike price DM 1.695
 Expire 8/25/97....................  $2,655,000    $    76,939
 Strike price DM 1.745
 Expire 9/15/97....................     715,000          9,747
                                                   -----------
Total Options
 (Cost $48,405)....................                     86,686
                                                   -----------
SHORT-TERM
INVESTMENT (0.9%)

COMMERCIAL PAPER (0.9%)

UNITED STATES (0.9%)
Merrill Lynch & Co. Inc.
 6.22%, due 7/1/97.................     270,000        270,000
                                                   -----------
Total Short-Term Investment
 (Cost $270,000)...................                    270,000
                                                   -----------
Total Investments
 (Cost $25,061,709) (d)............        91.5%    27,436,775(e)
Cash and Other Assets,
 Less Liabilities..................         8.5      2,552,528
                                      ---------    -----------
Net Assets.........................       100.0%   $29,989,303
                                      =========    ===========

------------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c) Segregated as collateral for options and forward foreign currency contracts.
(d)  The cost for Federal income tax purposes is $25,073,145.
(e) At June 30, 1997 net unrealized appreciation for securities was $2,363,630, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,701,413 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,337,783.
(f)  The following abbreviations are used in the above portfolio:

     DM--Deutsche Mark
     FF --French Franc

The table below sets forth the diversification of International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                    VALUE       PERCENT+
                                 -----------------------
Aerospace & Military
  Technology..................   $    78,576        0.3%
Appliances & Household
  Durables....................       660,241        2.2
Automobiles...................     1,089,797        3.6
Banking.......................     4,556,725       15.2
Beverages & Tobacco...........       715,556        2.4
Broadcasting & Publishing.....       384,323        1.3
Building Materials &
  Components..................       512,779        1.7
Business & Public Services....       687,134        2.3
Chemicals.....................       707,340        2.4
Construction & Housing........       362,831        1.2
Data Processing &
  Reproduction................       161,339        0.5
Electrical & Electronics......       713,226        2.4
Electronic Components &
  Instruments.................        76,903        0.3
Energy Sources................     2,440,352        8.1
Financial Services............       492,216        1.6
Food & Household Products.....       906,611        3.0
Forest Products & Paper.......       463,637        1.5
Health & Personal Care........     1,390,118        4.6
Industrial Components.........       555,101        1.9
Insurance.....................     1,501,470        5.0
Leisure & Tourism.............       125,781        0.4
Machinery & Engineering.......       711,543        2.4
Merchandising.................       790,087        2.6
Metals-Nonferrous.............       332,147        1.1
Metals-Steel..................       235,999        0.8
Miscellaneous-Materials &
  Commodities.................        45,398        0.2
Miscellaneous-Materials &
  Components..................       488,161        1.6
Multi-Industry................     1,254,831        4.2
Real Estate...................       344,546        1.2
Recreation & Other Consumer
  Goods.......................       340,048        1.1
Telecommunications............     1,776,691        5.9
Textile & Apparel.............        66,411        0.2
Tire & Rubber.................        75,318        0.3
Transportation-Airlines.......       204,579        0.7
Transportation-Road & Rail....       259,155        0.9
Transportation-Shipping.......       124,517        0.4
Utilities-Electrical & Gas....     1,346,233        4.5
Wholesale & International
  Trade.......................       372,369        1.2
                                 -----------      -----
                                  27,350,089       91.2
Cash and Other Assets, Less
  Liabilities.................     2,639,214        8.8
                                                  -----
                                 -----------
Net Assets....................   $29,989,303      100.0%
                                 ===========      =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $25,061,709)........   $ 27,436,775
  Cash denominated in foreign currencies
    (identified cost $1,423,788).........      1,430,205
  Cash...................................        101,177
  Receivables:
    Investment securities sold...........      2,846,014
    Dividends and interest...............        132,666
    Fund shares sold.....................         62,661
    NYLIAC...............................          1,503
  Unrealized net appreciation on forward
    foreign currency contracts...........        131,933
                                            ------------
        Total assets.....................     32,142,934
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      2,079,066
    Adviser..............................         14,147
    Custodian............................         10,797
    Fund shares redeemed.................          3,388
    Administrator........................          2,433
    Directors............................             66
  Accrued expenses.......................         43,734
                                            ------------
        Total liabilities................      2,153,631
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 29,989,303
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     25,901
  Additional paid-in capital.............     26,621,351
  Accumulated distribution in excess of
    net investment income................       (772,837)
  Accumulated distribution in excess of
    net
    realized gain on investments.........       (419,524)
  Accumulated undistributed net realized
    gain on foreign currency
    transactions.........................      2,033,420
  Net unrealized appreciation on
    investments..........................      2,375,066
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........        125,926
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 29,989,303
                                            ============
  Shares of capital stock outstanding....      2,590,127
                                            ============
  Net asset value per share
    outstanding..........................   $      11.58
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    356,150
    Interest.............................         71,922
                                            ------------
        Total income.....................        428,072
                                            ------------
  Expenses:
    Advisory.............................         98,621
    Administration.......................         32,874
    Professional.........................         19,368
    Custodian............................         17,379
    Shareholder communication............         12,747
    Portfolio pricing....................          9,923
    Directors............................            708
    Miscellaneous........................            833
                                            ------------
        Total expenses before
          reimbursement..................        192,453
  Expense reimbursement from
    Administrator........................        (33,016)
                                            ------------
        Net expenses.....................        159,437
                                            ------------
  Net investment income..................        268,635
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions................       (218,823)
    Foreign currency transactions........      2,033,420
                                            ------------
  Net realized gain on investments and
    foreign currency transactions........      1,814,597
                                            ------------
  Net change in unrealized appreciation
    on investments:
    Security transactions................      1,911,608
    Translation of assets and liabilities
      in foreign currencies and forward
      foreign currency contracts.........     (1,069,665)
                                            ------------
  Net unrealized gain on investments and
    foreign currencies...................        841,943
                                            ------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.........................      2,656,540
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  2,925,175
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $52,973.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.........................................................   $   268,635     $   249,190
    Net realized loss on investments..............................................      (218,823)       (100,619)
    Net realized gain on foreign currency transactions............................     2,033,420         858,716
    Net change in unrealized appreciation on investments..........................     1,911,608         319,371
    Net change in unrealized appreciation on translation of assets and liabilities
     in foreign currencies and forward foreign currency contracts.................    (1,069,665)      1,159,064
                                                                                     -----------     -----------
    Net increase in net assets resulting from operations..........................     2,925,175       2,485,722
                                                                                     -----------     -----------
  Dividends and distributions to shareholders:
    From net investment income....................................................      (523,000)     (1,745,204)
    From net realized gain on investments and foreign currency transactions.......            --         (44,794)
                                                                                     -----------     -----------
      Total dividends and distributions to shareholders...........................      (523,000)     (1,789,998)
                                                                                     -----------     -----------
  Capital share transactions:
    Net proceeds from sale of shares..............................................     5,759,096      18,900,627
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................       523,000       1,789,998
                                                                                     -----------     -----------
                                                                                       6,282,096      20,690,625
    Cost of shares redeemed.......................................................   (13,204,188)     (1,507,839)
                                                                                     -----------     -----------
    Increase (decrease) in net assets derived from capital share transactions.....    (6,922,092)     19,182,786
                                                                                     -----------     -----------
  Net increase (decrease) in net assets...........................................    (4,519,917)     19,878,510
NET ASSETS:
  Beginning of period.............................................................    34,509,220      14,630,710
                                                                                     -----------     -----------
  End of period...................................................................   $29,989,303     $34,509,220
                                                                                     ===========     ===========
  Accumulated distribution in excess of net investment income.....................   $  (772,837)    $  (518,472)
                                                                                     ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                                        SIX MONTHS         YEAR          1995 (a)
                                                                          ENDED           ENDED          THROUGH
                                                                         JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                          1997*            1996            1995
                                                                       -------------------------------------------
Net asset value at beginning of period..............................   $      10.65    $     10.20     $     10.00
                                                                            -------        -------         -------
Net investment income...............................................           0.08           0.44            0.64
Net realized and unrealized gain on investments.....................           0.68           0.06            0.01
Net realized and unrealized gain on foreign currency transactions...           0.39           0.56            0.05
                                                                            -------        -------         -------
Total from investment operations....................................           1.15           1.06            0.70
                                                                            -------        -------         -------
Less dividends and distributions:
  From net investment income........................................          (0.22)         (0.60)          (0.06)
  From net realized gain on investments and foreign currency
    transactions....................................................             --          (0.01)          (0.44)
                                                                            -------        -------         -------
Total dividends and distributions...................................          (0.22)         (0.61)          (0.50)
                                                                            -------        -------         -------
Net asset value at end of period....................................   $      11.58    $     10.65     $     10.20
                                                                            =======        =======         =======
Total investment return (b).........................................          10.80%         10.54%           6.96%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.............................................           1.63%+         1.01%           1.07%+
  Net expenses......................................................           0.97%+         0.97%           0.97%+
  Expenses (before reimbursement)...................................           1.17%+         1.51%           2.51%+
Portfolio turnover rate.............................................             32%            16%             14%
Average commission rate paid........................................   $     0.0436    $    0.0364             (c)
Net assets at end of period (in 000's)..............................   $     29,989    $    34,509     $    14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (37.0%)+
ASSET-BACKED SECURITIES (5.2%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
AIRPLANE LEASES (0.6%)
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 7.038%, due 6/15/06
 (call date 7/15/02) (e).........  $ 1,196,703    $  1,196,703
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19
 (call date 3/15/01).............      925,000         962,943
                                                  ------------
                                                     2,159,646
                                                  ------------
AUTO LOANS (0.3%)
Advanta Automobile Receivables
 Trust
 Series 1997-1 Class A2
 6.75%, due 12/15/03.............      970,000         974,549
                                                  ------------
CONSUMER LOANS (1.1%)
Green Tree Recreational,
 Equipment &
 Consumer Trust
 Series 1997-B Class A1
 6.55%, due 7/15/28..............    4,470,000       4,459,496
                                                  ------------
CREDIT CARD RECEIVABLES (1.7%)
Banc One Credit Card Master Trust
 Series 1995-A Class A
 6.15%, due 7/15/02..............    1,500,000       1,487,280
 Series 1994-C Class A
 7.80%, due 12/15/00.............    4,500,000       4,603,185
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.913%, due 2/15/00 (e).........      725,000         725,116
                                                  ------------
                                                     6,815,581
                                                  ------------
EQUIPMENT LOANS (0.6%)
Case Equipment Loan Trust
 Series 1995-B Class A3
 6.15%, due 9/15/02..............      901,321         903,043
Newcourt Receivables Asset Trust
 Series 1996-3 Class A
 6.24%, due 12/20/04.............      790,068         787,658
 Series 1996-2 Class A
 6.87%, due 6/20/04..............      838,409         843,255
                                                  ------------
                                                     2,533,956
                                                  ------------
MANUFACTURED HOUSING LOANS (0.9%)
Green Tree Financial Corp.
 Series 1997-4 Class A7
 7.36%, due 2/15/29..............    1,375,000       1,361,250

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
MANUFACTURED HOUSING LOANS
 (Continued)
Mid-State Trust VI
 Class A-4
 7.79%, due 7/1/35...............  $ 2,060,000    $  2,076,418
                                                  ------------
                                                     3,437,668
                                                  ------------
Total Asset-Backed Securities
 (Cost $20,365,280)..............                   20,380,896
                                                  ------------
BRADY BOND (0.4%)

EURO BOND (0.4%)
Poland-Global Registered Series
 RSTA
 3.25%, due 10/27/24
 (call date 10/27/97) (e)........    2,400,000       1,524,000
                                                  ------------
Total Brady Bond
 (Cost $1,382,504)...............                    1,524,000
                                                  ------------
CORPORATE BONDS (4.1%)

AIRLINES (0.8%)
American Airlines Pass-Through
 Trusts
 Series 1994-A4
 9.78%, due 11/26/11.............      860,000         980,555
 Series 1991-A2
 10.18%, due 1/2/13
 (call date 7/2/07)..............    1,710,000       2,080,745
                                                  ------------
                                                     3,061,300
                                                  ------------
BANKS (1.2%)
Capital One Bank
 Medium-Term Senior Bank Notes
 7.15%, due 9/15/06
 (put date 9/15/99)..............    1,750,000       1,769,162
Regions Financial Corp.
 7.75%, due 9/15/24
 (put date 7/15/04)..............    1,125,000       1,195,819
Sakura Capital Funding Cayman
 Ltd. Guaranteed
 Medium-Term Notes
 6.763%, due 8/29/49
 (call date 2/27/02) (b)(e)......      650,000         650,000
Southtrust Bank
 Birmingham, Alabama N A
 Medium-Term Notes
 7.69%, due 5/15/25
 (put date 5/15/05)..............    1,000,000       1,056,320
                                                  ------------
                                                     4,671,301
                                                  ------------
BROKERAGE (0.1%)
Lehman Brothers Holdings Inc.
 7.375%, due 5/15/07
 (put date 5/15/00)..............      600,000         615,036
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
DRUGS (0.1%)
Merck & Co., Inc.
 Medium-Term Notes Series B
 5.76%, due 5/3/37
 (put date 5/3/99)...............  $   450,000    $    454,315
                                                  ------------
FINANCE (1.0%)
Aetna Services Inc. Guaranteed
 6.97%, due 8/15/36
 (put date 8/15/04)..............      850,000         855,585
American General Institutional
 Capital Guaranteed
 Series B
 8.125%, due 3/15/46 (b).........      695,000         699,754
Travelers Property &
 Casualty Corp.
 6.75%, due 9/1/99...............    1,200,000       1,208,688
TTB Finance Cayman Ltd.
 Guaranteed Series REGS
 6.763%, due 3/18/07
 (call date 3/18/02) (e).........    1,000,000       1,000,000
                                                  ------------
                                                     3,764,027
                                                  ------------
FOOD (0.1%)
RJR Nabisco, Inc.
 8.50%, due 7/1/07...............      350,000         348,513
                                                  ------------
MEDIA (0.4%)
Tele Communications Inc.
 9.25%, due 4/15/02..............    1,400,000       1,505,966
                                                  ------------
RETAIL (0.4%)
Dayton Hudson Co.
 5.895%, due 6/15/37
 (put date 6/15/99)..............    1,315,000       1,313,159
Sears Roebuck Acceptance Corp.
 6.95%, due 5/15/02..............      205,000         206,486
                                                  ------------
                                                     1,519,645
                                                  ------------
Total Corporate Bonds
 (Cost $15,810,395)..............                   15,940,103
                                                  ------------
MORTGAGE-BACKED SECURITIES (5.1%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.5%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26 (d).........    2,125,000       2,127,167
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30 (d)..........    1,295,000       1,329,810
 Series 1997-D4 Class A1D
 7.49%, due 4/14/29 (d)..........    2,175,000       2,244,165
                                                  ------------
                                                     5,701,142
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
RESIDENTIAL MORTGAGE LOANS (3.6%)
Bear Stearns Mortgage Securities
 Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27.............  $   896,060    $    930,854
 Series 1996-4 Class AI2
 10.50%, due 9/25/27.............      824,054         863,163
Financial Asset Securitization
 Inc.
 Series 1997-NAM2 Class FA8
 10.00%, due 7/25/27.............    2,294,250       2,433,970
Norwest Asset Securities Corp.
 Series 1997-10 Class A2
 6.50%, due 8/25/27..............    1,490,000       1,481,805
Residential Accredit Loans, Inc.
 Series 1997-QS4 Class A4
 10.00%, due 5/25/27.............      928,937         983,726
 Series 1997-QS5 Class A3
 10.00%, due 6/25/27.............    1,560,000       1,647,500
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26.............      832,909         870,648
 Series 1997-QS1 Class A6
 11.00%, due 2/25/27.............    1,474,218       1,608,107
Residential Asset Securitization
 Trust
 Series 1997-A3 Class A7
 10.00%, due 5/25/27 (d).........    1,164,299       1,226,834
 Series 1997-A5 Class A4
 10.00%, due 7/25/27.............      931,551         980,458
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26..............      975,000         980,636
                                                  ------------
                                                    14,007,701
                                                  ------------
Total Mortgage-Backed Securities
 (Cost $19,626,957)..............                   19,708,843
                                                  ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (19.3%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (4.2%)
 6.52%, due 12/1/03 (d)..........      945,682         932,603
 6.525%, due 12/1/03 (d).........      895,913         886,398
 6.595%, due 1/1/04 (d)..........      969,418         959,559
 7.50%, due 7/14/27 TBA (c)......   13,620,000      13,659,226
                                                  ------------
                                                    16,437,786
                                                  ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITIES) (3.6%)
 6.50%, due 12/15/23 (d).........    4,182,750       4,033,761
 7.00%, due 12/15/23 (d).........    5,772,813       5,699,729
 7.50%, due 7/25/27 TBA (c)......    2,000,000       2,015,640
 9.50%, due 12/15/17-5/15/22 (d).    2,221,900       2,413,139
                                                  ------------
                                                    14,162,269
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II
 (MORTGAGE PASS-THROUGH
 SECURITIES) (2.2%)
 6.875%, due 10/20/22 ARM
 (d)(h)..........................  $ 2,315,176    $  2,383,196
 7.125%, due 9/20/23-8/20/25 ARM
 (d)(h)..........................    5,931,671       6,094,050
                                                  ------------
                                                     8,477,246
                                                  ------------
UNITED STATES TREASURY
 BONDS (4.0%)
 6.625%, due 2/15/27 (f).........    8,885,000       8,693,439
 8.875%, due 8/15/17 (f).........    3,415,000       4,159,368
 12.00%, due 8/15/13 (f).........    1,960,000       2,759,014
                                                  ------------
                                                    15,611,821
                                                  ------------
UNITED STATES TREASURY
 NOTES (5.3%)
 5.625%, due 11/30/00 (f)........    5,195,000       5,088,658
 6.25%, due 2/28/02 (f)..........    9,895,000       9,839,291
 7.75%, due 11/30/99.............    4,586,000       4,745,776
 7.875%, due 11/15/04............      755,000         814,811
                                                  ------------
                                                    20,488,536
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $74,464,898)..............                   75,177,658
                                                  ------------
YANKEE BONDS (2.9%)

BANKS (0.8%)
Dao Heng Bank Ltd.
 7.75%, due 1/24/07 (b)..........    1,675,000       1,679,338
Export Import Bank Korea
 6.50%, due 11/15/06
 (put date 11/15/03).............    1,460,000       1,413,411
                                                  ------------
                                                     3,092,749
                                                  ------------
FINANCE (0.7%)
Guangdong International Trust &
 Investment Corp.
 8.75%, due 10/24/16 (b).........    1,700,000       1,769,802
Hero Asian BVI Ltd.
 9.11%, due 10/15/01 (b).........      551,298         572,958
Wharf Capital International 1994
 Ltd.
 Guaranteed
 8.875%, due 11/1/04.............      575,000         618,183
                                                  ------------
                                                     2,960,943
                                                  ------------
FOREIGN GOVERNMENTS (0.5%)
Republic of Columbia
 8.375%, due 2/15/27.............      945,000         915,592
Republic of South Africa
 8.50%, due 6/23/17..............    1,200,000       1,198,008
                                                  ------------
                                                     2,113,600
                                                  ------------
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
INSURANCE (0.2%)
Zurich Capital Trust I Guaranteed
 8.376%, due 6/1/37
 (call date 6/1/07) (b)..........  $   660,000    $    683,318
                                                  ------------
TELEPHONE UTILITIES (0.3%)
SK Telecom Co. Ltd.
 7.75%, due 4/29/04..............    1,175,000       1,195,903
                                                  ------------
UTILITIES (0.4%)
Hydro-Quebec
 Series IO
 8.05%, due 7/7/24
 (put date 7/7/06)...............    1,300,000       1,414,530
                                                  ------------
Total Yankee Bonds
 (Cost $11,278,151)..............                   11,461,043
                                                  ------------
Total Long-Term Bonds
 (Cost $142,928,185).............                  144,192,543
                                                  ------------
COMMON STOCKS (60.7%)

                                     SHARES
                                   -----------
AUTO PARTS (0.6%)
Lear Corp. (a)...................       52,400       2,325,250
                                                  ------------
BANKS (2.7%)
NationsBank Corp. ...............       53,200       3,431,400
Washington Mutual Inc. ..........      100,000       5,975,000
Wells Fargo & Co. ...............        4,000       1,078,000
                                                  ------------
                                                    10,484,400
                                                  ------------
BROKERAGE (0.1%)
Schwab (Charles) Corp. ..........        8,600         349,913
                                                  ------------
BUILDINGS (0.4%)
Oakwood Homes Corp. .............       68,400       1,641,600
                                                  ------------
COMMERCIAL SERVICES (0.8%)
Peapod, Inc. ....................        5,000          56,250
Service Corp. International......       89,000       2,925,875
                                                  ------------
                                                     2,982,125
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (3.7%)
CompUSA, Inc. (a)................       30,000         645,000
Danka Business Systems PLC ADR
 (g).............................       60,300       2,464,763
Hewlett-Packard Co. .............       52,400       2,934,400

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                     SHARES          VALUE
                                   ---------------------------
COMPUTERS & OFFICE EQUIPMENT
 (Continued)
IKON Office Solutions, Inc. .....       62,700    $  1,563,581
Seagate Technology (a)...........       69,600       2,449,050
Sun Microsystems (a).............      119,000       4,429,037
                                                  ------------
                                                    14,485,831
                                                  ------------
CONSUMER DURABLES (0.9%)
Harley-Davidson, Inc.............       73,500       3,523,406
                                                  ------------
CONSUMER FINANCIAL
 SERVICES (1.0%)
First Data Corp..................       89,000       3,910,438
                                                  ------------
CONSUMER SERVICES (0.5%)
CUC International Inc. (a).......       72,150       1,862,372
                                                  ------------
DRUGS (6.0%)
Amgen Inc. (a)...................       73,100       4,248,938
Elan Corp. PLC ADR (a)(g)........       72,400       3,276,100
Lilly (Eli) & Co. ...............       49,000       5,356,312
Merck & Co., Inc. ...............       39,000       4,036,500
Schering-Plough Corp. ...........       91,600       4,385,350
Teva Pharmaceutical Industries
 Ltd. ADR (g)....................       31,500       2,039,625
                                                  ------------
                                                    23,342,825
                                                  ------------
ELECTRONICS (0.4%)
Adaptec, Inc. (a)................       43,300       1,504,675
                                                  ------------
FINANCE (6.2%)
Equifax, Inc. ...................       70,100       2,606,844
Fannie Mae.......................       59,800       2,608,775
Green Tree Financial Corp. ......      136,000       4,845,000
Household International, Inc. ...       39,900       4,685,756
MGIC Investment Corp. ...........       87,400       4,189,738
Travelers Group Inc. ............       82,400       5,196,350
                                                  ------------
                                                    24,132,463
                                                  ------------
FINANCIAL SERVICES (2.0%)
Associates First Capital Corp.
 Class A ........................       49,300       2,736,150
SunAmerica Inc. .................      108,500       5,289,375
                                                  ------------
                                                     8,025,525
                                                  ------------
HEALTH CARE (3.3%)
Cardinal Health, Inc. ...........       36,000       2,061,000
Columbia/HCA Healthcare Corp. ...       71,803       2,822,755
PacifiCare Health Systems, Inc.
 Class B (a).....................       15,600         996,450
Sunrise Assisted Living, Inc.
 (a) ............................       30,200       1,057,000
Tenet Healthcare Corp. (a).......       92,475       2,733,792
United Healthcare Corp. .........       60,400       3,140,800
                                                  ------------
                                                    12,811,797
                                                  ------------
                                     SHARES          VALUE
                                   ---------------------------
HOSPITAL MANAGEMENT & SERVICES
 (1.0%)
HEALTHSOUTH Corp. (a)............      156,000    $  3,890,250
                                                  ------------
INDUSTRIAL (2.7%)
Illinois Tool Works Inc. ........       48,000       2,397,000
Mattel, Inc. ....................       55,400       1,876,675
Tyco International Ltd. .........       88,200       6,135,412
                                                  ------------
                                                    10,409,087
                                                  ------------
INSURANCE (1.8%)
Aetna Inc. ......................       25,200       2,579,850
American International Group,
 Inc. ...........................       33,750       5,041,406
                                                  ------------
                                                     7,621,256
                                                  ------------
LEISURE (0.6%)
Mirage Resorts Inc. (a)..........       86,400       2,181,600
                                                  ------------
MATERIALS/PROCESSING (0.8%)
Monsanto Co. ....................       73,800       3,178,013
                                                  ------------
MEDICAL EQUIPMENT (4.4%)
Guidant Corp. ...................       60,000       5,100,000
Heartport, Inc. (a)..............       27,000         475,875
Johnson & Johnson................       66,552       4,284,285
Medtronic, Inc. .................       58,700       4,754,700
Waters Corp. (a).................       68,800       2,468,200
                                                  ------------
                                                    17,083,060
                                                  ------------
OIL & GAS EXPLORATION (0.6%)
Abacan Resource Corp. (a)........       85,000         270,937
Triton Energy Ltd. (a)...........       44,300       2,029,494
                                                  ------------
                                                     2,300,431
                                                  ------------
OIL SERVICES (0.4%)
Tidewater Inc. ..................       32,800       1,443,200
                                                  ------------
POLLUTION & RELATED (0.3%)
USA Waste Services Inc. (a)......       34,000       1,313,250
                                                  ------------
RESTAURANTS &
 LODGING (1.5%)
HFS Inc. (a).....................      101,100       5,863,800
                                                  ------------
RETAIL (5.4%)
Bed, Bath & Beyond, Inc. (a).....       42,000       1,275,750
Home Depot, Inc. (The)...........       42,000       2,895,375
Kohl's Corp. (a).................       66,200       3,504,463
Kroger Co. (a)...................       93,600       2,714,400
Lowe's Cos., Inc. ...............       72,000       2,673,000
Nike, Inc. Class B...............       38,800       2,264,950

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES          VALUE
                                   ---------------------------
RETAIL (Continued)
Safeway Inc. (a).................       84,300    $  3,888,337
Staples, Inc. (a)................       75,500       1,755,375
                                                  ------------
                                                    20,971,650
                                                  ------------
SOFTWARE (3.7%)
Computer Associates
 International, Inc. ............      113,350       6,312,178
Compuware Corp. (a)..............       68,400       3,266,100
Microsoft Corp. (a)..............       37,600       4,751,700
                                                  ------------
                                                    14,329,978
                                                  ------------
TECHNOLOGY (5.6%)
Cisco Systems, Inc. (a)..........       55,100       3,698,588
Intel Corp. .....................       39,700       5,629,956
Linear Technology Corp. .........       36,000       1,863,000
Oracle Corp. (a).................      102,025       5,139,509
3Com Corp. (a)...................      119,700       5,386,500
                                                  ------------
                                                    21,717,553
                                                  ------------
TELECOMMUNICATION SERVICES (2.4%)
Lucent Technologies Inc. ........       64,500       4,648,031
WorldCom, Inc. (a)...............      145,432       4,653,824
                                                  ------------
                                                     9,301,855
                                                  ------------
TEXTILE & APPAREL (0.5%)
Nine West Group Inc. (a).........       52,900       2,020,119
                                                  ------------
TURNKEY & SOFTWARE SYSTEMS (0.4%)
Sterling Commerce, Inc. (a)......       48,574       1,596,870
                                                  ------------
Total Common Stocks
 (Cost $156,733,403).............                  236,604,592
                                                  ------------

SHORT-TERM
INVESTMENTS (6.2%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (3.4%)
Ford Motor Credit Co.
 6.11%, due 7/1/97...............  $ 4,675,000    $  4,675,000
Prudential Funding Corp.
 5.53%, due 7/2/97...............    8,625,000       8,625,000
                                                  ------------
Total Commercial Paper
 (Cost $13,300,000)..............                   13,300,000
                                                  ------------

FEDERAL AGENCY (2.8%)
Federal Mortgage Corp.
 Discount Note
 5.72%, due 7/7/97...............  $11,000,000    $ 10,991,750
                                                  ------------
Total Federal Agency
 (Cost $10,993,449)..............                   10,991,750
                                                  ------------
Total Short-Term Investments
 (Cost $24,293,449)..............                   24,291,750
                                                  ------------
Total Investments
 (Cost $323,955,037)(i)..........        103.9%    405,088,885(j)
Liabilities in Excess of
 Cash and Other Assets...........         (3.9)    (15,075,017)
                                    ----------    ------------
Net Assets.......................        100.0%   $390,013,868
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) May be sold to institutional investors only.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Segregated as collateral for TBA.
(e) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(f) Represents securities out on loan or a portion which is out on loan.
(g) ADR--American Depository Receipt.
(h) ARM--Adjustable Rate Mortgage. Resets annually.
(i) The cost for Federal income tax purposes is $324,016,289.
(j) At June 30, 1997 net unrealized appreciation was $81,072,596, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $83,485,564 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,412,968.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $323,955,037).......   $405,088,885
  Receivables:
    Investment securities sold...........     25,672,612
    Dividends and interest...............      1,670,261
    Fund shares sold.....................        161,761
                                            ------------
        Total assets.....................    432,593,519
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......     42,245,405
    Adviser..............................        101,381
    Administrator........................         31,681
    NYLIAC...............................         31,681
    Custodian............................         11,104
    Directors............................            339
  Accrued expenses.......................        158,060
                                            ------------
        Total liabilities................     42,579,651
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $390,013,868
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    245,652
  Additional paid-in capital.............    305,533,180
  Accumulated undistributed net
    investment income....................      4,547,692
  Accumulated net realized loss on
    investments..........................     (1,446,504)
  Net unrealized appreciation on
    investments..........................     81,133,848
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $390,013,868
                                            ============
  Shares of capital stock outstanding....     24,565,202
                                            ============
  Net asset value per share
    outstanding..........................   $      15.88
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    509,970
    Interest.............................      5,084,998
                                            ------------
        Total income.....................      5,594,968
                                            ------------
  Expenses:
    Advisory.............................        564,465
    Administration.......................        352,791
    Shareholder communication............         72,376
    Professional.........................         24,188
    Custodian............................         22,821
    Directors............................          6,651
    Miscellaneous........................          3,984
                                            ------------
        Total expenses...................      1,047,276
                                            ------------
  Net investment income..................      4,547,692
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      1,827,413
  Net change in unrealized appreciation
    on investments.......................     25,352,236
                                            ------------
  Net realized and unrealized gain on
    investments..........................     27,179,649
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 31,727,341
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,901.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $  4,547,692    $  6,700,275
    Net realized gain on investments..............................................      1,827,413         925,325
    Net change in unrealized appreciation on investments..........................     25,352,236      23,203,457
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     31,727,341      30,829,057
                                                                                     ------------    ------------
  Dividends to shareholders:
    From net investment income....................................................             --      (6,719,788)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................     35,078,508     114,153,151
    Net asset value of shares issued to shareholders in reinvestment of
     dividends....................................................................             --       6,719,788
                                                                                     ------------    ------------
                                                                                       35,078,508     120,872,939
    Cost of shares redeemed.......................................................     (9,689,369)     (6,978,226)
                                                                                     ------------    ------------
    Increase in net assets derived from capital share transactions................     25,389,139     113,894,713
                                                                                     ------------    ------------
  Net increase in net assets......................................................     57,116,480     138,003,982
NET ASSETS:
  Beginning of period.............................................................    332,897,388     194,893,406
                                                                                     ------------    ------------
  End of period...................................................................   $390,013,868    $332,897,388
                                                                                     ============    ============
  Accumulated undistributed net investment income.................................   $  4,547,692    $         --
                                                                                     ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $      14.56    $      13.26    $      10.58    $      11.32    $     10.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.19            0.30            0.31            0.27           0.16
Net realized and unrealized gain (loss) on
  investments.............................           1.13            1.30            2.69           (0.72)          1.34
                                                 --------        --------        --------        --------       --------
Total from investment operations..........           1.32            1.60            3.00           (0.45)          1.50
                                                 --------        --------        --------        --------       --------
Less dividends and distributions:
  From net investment income..............             --           (0.30)          (0.32)          (0.29)         (0.16)
  In excess of net realized gain on
    investments...........................             --              --              --              --          (0.02)
                                                 --------        --------        --------        --------       --------
Total dividends and distributions.........             --           (0.30)          (0.32)          (0.29)         (0.18)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $      15.88    $      14.56    $      13.26    $      10.58    $     11.32
                                                 ========        ========        ========        ========       ========
Total investment return (b)...............           9.03%          12.08%          28.33%          (3.99%)        15.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           2.58%+          2.52%           3.06%           3.50%          3.48%+
  Net expenses............................           0.59%+          0.69%           0.69%           0.69%          0.69%+
  Expenses (before reimbursement).........           0.59%+          0.71%           0.81%           0.88%          1.07%+
Portfolio turnover rate...................             68%            175%            253%            297%           197%
Average commission rate paid..............   $     0.0567    $     0.0599             (c)             (c)            (c)
Net assets at end of period (in 000's)....   $    390,014    $    332,897    $    194,893    $    122,333    $    55,548

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (91.6%)+

                                      SHARES         VALUE
                                    --------------------------
AEROSPACE/DEFENSE ELECTRONICS
 (0.6%)
Litton Industries, Inc. (a).......      23,700    $  1,145,006
                                                  ------------
AIRLINES (1.3%)
AMR Corp. (a).....................      25,300       2,340,250
                                                  ------------
AUTO MANUFACTURING (2.1%)
Ford Motor Co.....................      64,900       2,449,975
General Motors Corp...............      26,000       1,447,875
                                                  ------------
                                                     3,897,850
                                                  ------------
AUTO PARTS (2.9%)
Echlin Inc........................      89,100       3,207,600
Mark IV Industries, Inc...........      89,565       2,149,560
                                                  ------------
                                                     5,357,160
                                                  ------------
BANKS (6.8%)
Banc One Corp.....................      89,300       4,325,469
Bankers Trust New York Corp.......      13,500       1,174,500
Chase Manhattan Corp..............      16,000       1,553,000
NationsBank Corp..................      32,334       2,085,543
PNC Bank Corp.....................      38,000       1,581,750
Wells Fargo & Co..................       6,400       1,724,800
                                                  ------------
                                                    12,445,062
                                                  ------------
CAPITAL GOODS (2.1%)
Case Corp.........................       7,000         482,125
Xerox Corp........................      42,100       3,320,638
                                                  ------------
                                                     3,802,763
                                                  ------------
CHEMICALS (6.2%)
Agrium Inc........................     124,500       1,431,750
Dow Chemical Co...................      20,200       1,759,925
Geon Co. (The)....................      49,600       1,004,400
Georgia Gulf Corp.................      66,800       1,941,375
IMC Global Inc....................      64,600       2,261,000
Imperial Chemical Industries PLC
 ADR (b)..........................      21,700       1,234,187
PPG Industries, Inc...............      28,500       1,656,563
                                                  ------------
                                                    11,289,200
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (3.7%)
Ceridian Corp. (a)................      48,000       2,028,000
Lexmark International Group, Inc.
 Class A (a)......................      99,000       3,007,125
Storage Technology Corp. (a)......      40,700       1,811,150
                                                  ------------
                                                     6,846,275
                                                  ------------
                                      SHARES         VALUE
                                    ----------------------
CONGLOMERATES (3.2%)
American Standard Cos. Inc. (a)...      35,900    $  1,606,525
Tenneco Inc.......................      95,300       4,306,369
                                                  ------------
                                                     5,912,894
                                                  ------------
CONTAINERS (1.4%)
Owens-Illinois Inc. (a)...........      84,900       2,631,900
                                                  ------------
DOMESTIC OIL (4.5%)
Amerada Hess Corp.................      32,000       1,778,000
Louisiana Land & Exploration Co.
 (The)............................      32,900       1,879,413
Noble Affiliates, Inc.............      23,200         897,550
Parker & Parsley Petroleum Co.....      13,400         474,025
Unocal Corp.......................      84,400       3,275,775
                                                  ------------
                                                     8,304,763
                                                  ------------
ELECTRICAL EQUIPMENT (1.1%)
UCAR International Inc. (a).......      45,000       2,058,750
                                                  ------------
ENERGY (3.3%)
Coastal Corp. (The)...............      39,400       2,095,587
MAPCO Inc.........................      68,600       2,160,900
Seagull Energy Corp. (a)..........      98,600       1,725,500
                                                  ------------
                                                     5,981,987
                                                  ------------
FINANCE (2.8%)
Transamerica Corp.................      30,000       2,806,875
Travelers Group Inc...............      38,066       2,400,537
                                                  ------------
                                                     5,207,412
                                                  ------------
FOOD (1.0%)
IBP, Inc..........................      77,800       1,808,850
                                                  ------------
FOOD, BEVERAGES & TOBACCO (4.1%)
Philip Morris Cos.................      46,200       2,050,125
RJR Nabisco Holdings Corp.........      92,500       3,052,500
UST Inc...........................      84,000       2,331,000
                                                  ------------
                                                     7,433,625
                                                  ------------
HEALTH CARE (7.4%)
Aetna Inc.........................      30,700       3,142,912
Allegiance Corp...................      87,600       2,387,100
Columbia/HCA Healthcare Corp......     117,000       4,599,563
Foundation Health Systems, Inc.
 (a)..............................     109,500       3,319,219
                                                  ------------
                                                    13,448,794
                                                  ------------
HOSPITAL MANAGEMENT (1.5%)
Tenet Healthcare Corp. (a)........      90,000       2,660,625
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES         VALUE
                                    --------------------------
HOUSEHOLD PRODUCTS (1.8%)
Premark International, Inc........      62,300    $  1,666,525
Tupperware Corp...................      46,000       1,679,000
                                                  ------------
                                                     3,345,525
                                                  ------------
INSURANCE (5.1%)
Allstate Corp. (The)..............      34,000       2,482,000
American International Group,
 Inc..............................      18,700       2,793,312
Chubb Corp........................      33,600       2,247,000
Equitable Cos., Inc. (The)........      54,300       1,805,475
                                                  ------------
                                                     9,327,787
                                                  ------------
INTERNATIONAL OIL (2.3%)
British Petroleum Co., PLC ADR
 (b)..............................      30,000       2,246,250
Occidental Petroleum Corp.........      77,600       1,944,850
                                                  ------------
                                                     4,191,100
                                                  ------------
PAPER & FOREST PRODUCTS (3.6%)
Bowater Inc.......................      54,000       2,497,500
Chesapeake Corp...................      20,200         681,750
Georgia-Pacific Corp..............      29,900       2,552,713
Rayonier Inc......................      13,800         580,462
Temple-Inland Inc.................       3,900         210,600
                                                  ------------
                                                     6,523,025
                                                  ------------
RAILROADS (3.7%)
CSX Corp..........................      52,200       2,897,100
Illinois Central Corp.............      45,150       1,577,428
Union Pacific Corp................      33,100       2,333,550
                                                  ------------
                                                     6,808,078
                                                  ------------
RECREATION & ENTERTAINMENT (2.0%)
Time Warner Inc...................      74,000       3,570,500
                                                  ------------
RETAIL (5.2%)
Dillard's Inc.....................      20,000         692,500
Federated Department Stores, Inc.
 (a)..............................      68,500       2,380,375
Great Atlantic & Pacific
 Tea Co., Inc. (The)..............      48,000       1,305,000
Penney (J.C.) Co., Inc............      32,000       1,670,000
Toys "R" Us, Inc. (a).............      98,300       3,440,500
                                                  ------------
                                                     9,488,375
                                                  ------------
TECHNOLOGY (1.9%)
International Business Machines
 Corp.............................      37,400       3,373,012
                                                  ------------
TEXTILE & APPAREL (3.1%)
Burlington Industries, Inc. (a)...     151,000       1,812,000
Fruit of the Loom, Inc. Class A
 (a)..............................      17,300         536,300
Reebok International Ltd..........      45,200       2,113,100
Springs Industries, Inc. Class
 A................................      21,900       1,155,225
                                                  ------------
                                                     5,616,625
                                                  ------------

                                      SHARES         VALUE
                                    --------------------------
TIRE & RUBBER (1.2%)
Goodyear Tire & Rubber Co.
 (The)............................      33,900    $  2,146,294
                                                  ------------
UTILITIES--ELECTRIC (5.7%)
GPU, Inc..........................      28,100       1,008,087
Long Island Lighting Co...........      98,000       2,254,000
Niagara Mohawk Power Corp. (a)....     130,100       1,113,981
PECO Energy Co....................     103,000       2,163,000
PG&E Corp.........................     106,900       2,592,325
Pinnacle West Capital Corp........      42,700       1,283,669
                                                  ------------
                                                    10,415,062
                                                  ------------
Total Common Stocks
 (Cost $145,343,803)..............                 167,378,549
                                                  ------------
SHORT-TERM
INVESTMENTS (7.4%)

                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (7.4%)
American Express Credit Corp.
 5.56%, due 7/1/97................  $6,240,000       6,240,000
American General Finance Corp.
 6.08%, due 7/1/97................   7,343,000       7,343,000
                                                  ------------
Total Short-Term Investments
 (Cost $13,583,000)...............                  13,583,000
                                                  ------------
Total Investments
 (Cost $158,926,803) (c)..........        99.0%    180,961,549(d)
Cash and Other Assets,
 Less Liabilities.................         1.0       1,853,830
                                     ---------    ------------
Net Assets........................       100.0%   $182,815,379
                                     =========    ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1997 net unrealized appreciation was $22,034,746, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,720,661 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,685,915.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $158,926,803).......   $180,961,549
  Cash...................................            558
  Receivables:
    Investment securities sold...........      9,008,754
    Dividends and interest...............        384,594
    Fund shares sold.....................        250,429
                                            ------------
        Total assets.....................    190,605,884
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      7,642,788
    Adviser..............................         52,243
    Administrator........................         14,512
    NYLIAC...............................         14,512
    Custodian............................          3,731
    Directors............................             40
  Accrued expenses.......................         62,679
                                            ------------
        Total liabilities................      7,790,505
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $182,815,379
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    118,641
  Additional paid-in capital.............    152,718,182
  Accumulated undistributed net
    investment income....................      1,297,813
  Accumulated undistributed net realized
    gain on investments..................      6,645,997
  Net unrealized appreciation on
    investments..........................     22,034,746
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $182,815,379
                                            ============
  Shares of capital stock outstanding....     11,864,096
                                            ============
  Net asset value per share
    outstanding..........................   $      15.41
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,414,290
    Interest.............................        360,537
                                             -----------
        Total income.....................      1,774,827
                                             -----------
  Expenses:
    Advisory.............................        264,818
    Administration.......................        147,121
    Shareholder communication............         29,918
    Professional.........................         18,894
    Custodian............................         11,099
    Directors............................          2,453
    Miscellaneous........................          2,347
                                             -----------
        Total expenses...................        476,650
                                             -----------
  Net investment income..................      1,298,177
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      6,646,714
  Net change in unrealized appreciation
    on investments.......................      8,939,066
                                             -----------
  Net realized and unrealized gain on
    investments..........................     15,585,780
                                             -----------
  Net increase in net assets resulting
    from operations......................   $ 16,883,957
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $570.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                         1997            1996
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $  1,298,177    $  1,417,822
    Net realized gain on investments..............................................      6,646,714       2,468,445
    Net change in unrealized appreciation on investments..........................      8,939,066      11,576,673
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     16,883,957      15,462,940
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................         (3,000)     (1,415,317)
    From net realized gain on investments.........................................       (900,000)     (1,616,124)
                                                                                     ------------    ------------
        Total dividends and distributions to shareholders.........................       (903,000)     (3,031,441)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................     53,337,928      81,567,373
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................        903,000       3,031,441
                                                                                     ------------    ------------
                                                                                       54,240,928      84,598,814
    Cost of shares redeemed.......................................................     (7,821,394)     (1,044,875)
                                                                                     ------------    ------------
    Increase in net assets derived from capital share transactions................     46,419,534      83,553,939
                                                                                     ------------    ------------
  Net increase in net assets......................................................     62,400,491      95,985,438
NET ASSETS:
  Beginning of period.............................................................    120,414,888      24,429,450
                                                                                     ------------    ------------
  End of period...................................................................   $182,815,379    $120,414,888
                                                                                     ============    ============
  Accumulated undistributed net investment income.................................   $  1,297,813    $      2,636
                                                                                     ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                                        SIX MONTHS         YEAR          1995 (a)
                                                                          ENDED           ENDED          THROUGH
                                                                         JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                                          1997*            1996            1995
                                                                       -------------------------------------------
Net asset value at beginning of period..............................   $      13.90    $     11.58     $     10.00
                                                                           --------       --------        --------
Net investment income...............................................           0.11           0.17            0.10
Net realized and unrealized gain on investments.....................           1.48           2.52            1.58
                                                                           --------       --------        --------
Total from investment operations....................................           1.59           2.69            1.68
                                                                           --------       --------        --------
Less dividends and distributions:
  From net investment income........................................          (0.00)(b)       (0.17)         (0.10)
  From net realized gain on investments.............................          (0.08)         (0.20)             --
                                                                           --------       --------        --------
Total dividends and distributions...................................          (0.08)         (0.37)          (0.10)
                                                                           --------       --------        --------
Net asset value at end of period....................................   $      15.41    $     13.90     $     11.58
                                                                           ========       ========        ========
Total investment return (c).........................................          11.47%         23.22%          16.76%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.............................................           1.76%+         2.10%           2.57%+
  Net expenses......................................................           0.65%+         0.73%           0.73%+
  Expenses (before reimbursement)...................................           0.65%+         0.79%           1.45%+
Portfolio turnover rate.............................................             27%            41%             20%
Average commission rate paid........................................   $     0.0595    $    0.0593             (d)
Net assets at end of period (in 000's)..............................   $    182,815    $   120,415     $    24,429

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (96.0%)+
CORPORATE BONDS (47.2%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,950,000
                                                  ------------
BANKS (7.0%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,150,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000       4,918,750
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,106,250
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,225,000
                                                  ------------
                                                    15,400,000
                                                  ------------
CONGLOMERATES-- DIVERSIFIED
 (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,135,000
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,801,375
                                                  ------------
DATA PROCESSING (1.4%)
International Business Machines
 Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (5.2%)
Consumers Energy Co.
 7.375%, due 9/15/23.............    7,000,000       6,615,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,957,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,940,000
                                                  ------------
                                                    11,512,500
                                                  ------------
ELECTRIC UTILITIES (2.2%)
Texas Utilities
 5.75%, due 7/1/98...............    5,000,000       4,981,250
                                                  ------------
FINANCE (6.7%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,875,000
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,797,500
 9.625%, due 12/15/01............    1,000,000       1,108,750
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,090,000
                                                  ------------
                                                    14,871,250
                                                  ------------
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............  $ 1,000,000    $  1,170,000
                                                  ------------
OIL & GAS (2.0%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000       4,462,631
                                                  ------------
PAPER PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,876,875
                                                  ------------
RAILROADS (4.6%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............    5,000,000       5,025,000
 7.80%, due 5/15/27..............    5,000,000       5,112,500
                                                  ------------
                                                    10,137,500
                                                  ------------
RETAIL STORES (7.8%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000       5,050,000
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       4,987,500
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,212,940
                                                  ------------
                                                    17,250,440
                                                  ------------
TELECOMMUNICATION SERVICES (2.7%)
360 Communications Co.
 7.60%, due 4/1/09...............    6,000,000       6,022,500
                                                  ------------
Total Corporate Bonds
 (Cost $102,615,931).............                  104,563,821
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (38.9%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (4.5%)
 4.95%, due 9/30/98..............   10,000,000       9,898,200
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (14.2%)
 7.00%, due 6/1/12-2/1/27........   17,541,234      17,323,238
 8.00%, due 5/1/25...............   13,861,711      14,203,929
                                                  ------------
                                                    31,527,167
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (2.4%)
 9.00%, due 4/15/26..............  $ 5,000,000    $  5,303,125
                                                  ------------
UNITED STATES TREASURY BONDS
 (9.9%)
 6.50%, due 11/15/26.............   13,000,000      12,449,710
 6.75%, due 8/15/26..............    5,500,000       5,440,655
 7.125%, due 2/15/23.............    4,000,000       4,119,240
                                                  ------------
                                                    22,009,605
                                                  ------------
UNITED STATES TREASURY NOTES
 (7.9%)
 6.25%, due 2/28/02..............    5,000,000       4,968,550
 7.125%, due 2/29/00.............    5,000,000       5,107,400
 7.25%, due 5/15/04..............    7,000,000       7,297,640
                                                  ------------
                                                    17,373,590
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $85,473,978)..............                   86,111,687
                                                  ------------
YANKEE BONDS (9.9%)

BANKS (1.0%)
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03............    2,000,000       2,250,000
                                                  ------------
COMMERCIAL PRINTER (2.2%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000       5,037,500
                                                  ------------
CRUDE PETROLEUM NATURAL GAS
 (2.4%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000       5,237,500
                                                  ------------
FINANCE (2.3%)
Ford Motor Credit Co.
 7.20%, due 6/15/07..............    5,000,000       5,043,750
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
TELECOMMUNICATION SERVICES (2.0%)
British Telecommunications
 Finance Inc.
 9.375%, due 2/15/99.............  $ 4,200,000    $  4,404,750
                                                  ------------
Total Yankee Bonds
 (Cost $21,509,461)..............                   21,973,500
                                                  ------------
Total Long-Term Bonds
 (Cost $209,599,370).............                  212,649,008
                                                  ------------
SHORT-TERM
INVESTMENTS (2.6%)

COMMERCIAL PAPER (2.6%)
American Express Credit Corp.
 6.00%, due 7/1/97...............      915,000         915,000
Associates Corp. of North America
 5.50%, due on demand (a)........    4,925,000       4,925,000
                                                  ------------
Total Short-Term Investments
 (Cost $5,840,000)...............                    5,840,000
                                                  ------------
Total Investments
 (Cost $215,439,370) (b).........         98.6%    218,489,008(c)
Cash and Other Assets,
 Less Liabilities................          1.4       3,065,654
                                    ----------    ------------
Net Assets.......................        100.0%   $221,554,662
                                    ==========    ============

------------
(a) Adjustable rate. Rate shown is the rate in effect at June 30, 1997.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1997 net unrealized appreciation was $3,049,638, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,614,639 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $565,001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $215,439,370).......   $218,489,008
  Cash...................................            731
  Receivables:
    Investment securities sold...........     10,399,969
    Interest.............................      3,368,051
    Fund shares sold.....................         56,385
                                            ------------
        Total assets.....................    232,314,144
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......     10,303,150
    Fund shares redeemed.................        151,971
    Adviser..............................        137,254
    Administrator........................         18,204
    NYLIAC...............................         18,204
    Directors............................             48
  Accrued expenses.......................        130,651
                                            ------------
        Total liabilities................     10,759,482
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $221,554,662
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    168,205
  Additional paid-in capital.............    213,824,377
  Accumulated undistributed net
    investment income....................      7,125,688
  Accumulated net realized loss on
    investments..........................     (2,613,246)
  Net unrealized appreciation on
    investments..........................      3,049,638
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $221,554,662
                                            ============
  Shares of capital stock outstanding....     16,820,513
                                            ============
  Net asset value per share
    outstanding..........................   $      13.17
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest.............................   $  7,689,659
                                            ------------
  Expenses:
    Advisory.............................        275,765
    Administration.......................        220,612
    Shareholder communication............         39,551
    Professional.........................         15,671
    Directors............................          4,213
    Portfolio pricing....................          3,384
    Miscellaneous........................          4,775
                                            ------------
        Total expenses...................        563,971
                                            ------------
  Net investment income..................      7,125,688
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments.......       (826,934)
  Net change in unrealized appreciation
    on investments.......................       (474,654)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (1,301,588)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  5,824,100
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
DECREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  7,125,688    $ 14,382,960
    Net realized gain (loss) on investments...........................................       (826,934)        961,896
    Net change in unrealized appreciation on investments..............................       (474,654)    (10,866,414)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      5,824,100       4,478,442
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................             --     (14,405,743)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     10,108,172      25,643,335
    Net asset value of shares issued to shareholders in reinvestment of dividends.....             --      14,405,743
                                                                                         ------------    ------------
                                                                                           10,108,172      40,049,078
    Cost of shares redeemed...........................................................    (20,752,496)    (38,777,335)
                                                                                         ------------    ------------
    Increase (decrease) in net assets derived from capital share transactions.........    (10,644,324)      1,271,743
                                                                                         ------------    ------------
  Net decrease in net assets..........................................................     (4,820,224)     (8,655,558)
NET ASSETS:
  Beginning of period.................................................................    226,374,886     235,030,444
                                                                                         ------------    ------------
  End of period.......................................................................   $221,554,662    $226,374,886
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  7,125,688    $         --
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                  SIX MONTHS
                                    ENDED
                                   JUNE 30,                                 YEAR ENDED DECEMBER 31
                                    1997*            1996            1995            1994            1993            1992
                                 --------------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                     --------        --------        --------        --------        --------        --------
Net investment income.........           0.43            0.87            0.88            0.88            0.95            0.92
Net realized and unrealized
  gain (loss) on
  investments.................          (0.09)          (0.59)           1.33           (1.34)           0.53            0.13
                                     --------        --------        --------        --------        --------        --------
Total from investment
  operations..................           0.34            0.28            2.21           (0.46)           1.48            1.05
                                     --------        --------        --------        --------        --------        --------
Less dividends:
  From net investment
    income....................             --           (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                     --------        --------        --------        --------        --------        --------
Net asset value at end of
  period......................   $      13.17    $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                     ========        ========        ========        ========        ========        ========
Total investment return (a)...           2.69%           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.......           6.46%+          6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses................           0.51%+          0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before
    reimbursement)............           0.51%+          0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.......            141%            103%             81%             88%             41%             10%
Net assets at end of period
  (in 000's)..................   $    221,555    $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (97.8%)+

                                     SHARES          VALUE
                                   ---------------------------
ADVERTISING SALES (0.7%)
Outdoor Systems, Inc. (a)........      126,200    $  4,827,150
                                                  ------------
AEROSPACE/DEFENSE (2.3%)
Coltec Industries Inc. (a).......      270,000       5,265,000
Lockheed Martin Corp. ...........       61,200       6,338,025
Loral Space & Communications Ltd.
 (a).............................      258,500       3,877,500
                                                  ------------
                                                    15,480,525
                                                  ------------
APPAREL MANUFACTURERS (0.7%)
Fruit of the Loom, Inc. Class A
 (a).............................      150,000       4,650,000
                                                  ------------
AUTO & AUTO SERVICES (0.9%)
Tower Automotive, Inc. (a).......      146,200       6,286,600
                                                  ------------
BANKS (5.7%)
Bank of New York Co., Inc.
 (The)...........................      150,000       6,525,000
Chase Manhattan Corp. ...........       90,000       8,735,625
NationsBank Corp. ...............      117,200       7,559,400
Norwest Corp. ...................      125,000       7,031,250
Republic New York Corp. .........       75,000       8,062,500
                                                  ------------
                                                    37,913,775
                                                  ------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc. .......      137,000       5,745,437
PepsiCo, Inc. ...................      200,000       7,512,500
                                                  ------------
                                                    13,257,937
                                                  ------------
BUILDING PRODUCTS (1.5%)
Masco Corp. .....................       96,000       4,008,000
Sherwin-Williams Co. ............      200,000       6,175,000
                                                  ------------
                                                    10,183,000
                                                  ------------
BUSINESS SERVICES (0.8%)
AccuStaff, Inc. (a)..............      215,700       5,109,394
                                                  ------------
CAPITAL GOODS (0.5%)
Checkpoint Systems, Inc. (a).....      214,400       3,443,800
                                                  ------------
CHEMICALS (3.7%)
Du Pont (E.I.) De Nemours &
 Co. ............................      110,000       6,916,250
IMC Global Inc. .................      150,000       5,250,000
Praxair, Inc. ...................      100,000       5,600,000
Sealed Air Corp. (a).............      150,000       7,125,000
                                                  ------------
                                                    24,891,250
                                                  ------------
COMMERCIAL SERVICES (1.2%)
CUC International Inc. (a).......      300,000       7,743,750
                                                  ------------
COMMUNICATIONS (1.2%)
Northern Telecom Ltd. ...........       60,000       5,460,000
Qwest Communications
 International Inc. (a)..........      103,000       2,806,750
                                                  ------------
                                                     8,266,750
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
COMPUTERS & OFFICE EQUIPMENT
 (8.5%)
Computer Associates
 International, Inc. ............      115,000    $  6,404,062
Computer Sciences Corp. (a)......       90,000       6,491,250
Compuware Corp. (a)..............      125,000       5,968,750
Danka Business Systems PLC ADR
 (b).............................      158,800       6,490,950
FIserv, Inc. (a).................      155,000       6,916,875
FORE Systems Inc. (a)............      200,000       2,725,000
Micron Electronics, Inc. ........      184,000       3,277,500
Microsoft Corp. (a)..............       65,000       8,214,375
Sungard Data Systems Inc. (a)....      150,000       6,975,000
Zebra Technologies Corp. Class A
 (a).............................      110,000       3,066,250
                                                  ------------
                                                    56,530,012
                                                  ------------
DRUGS (8.0%)
American Home Products Corp. ....       70,000       5,355,000
Amgen Inc. (a)...................       50,000       2,906,250
Bristol-Meyers Squibb Co. .......       87,000       7,047,000
Centocor Inc. (a)................      100,000       3,106,250
Genzyme Corp. (a)................      120,000       3,330,000
Johnson & Johnson................      100,000       6,437,500
Lilly (Eli) & Co. ...............       80,000       8,745,000
NABI Inc. (a)....................      245,000       1,623,125
SmithKline Beecham PLC ADR (b)...       90,000       8,246,250
Warner-Lambert Co. ..............       50,000       6,212,500
                                                  ------------
                                                    53,008,875
                                                  ------------
ELECTRICAL (2.8%)
General Electric Co. ............      200,000      13,075,000
Mark IV Industries, Inc. ........      234,945       5,638,680
                                                  ------------
                                                    18,713,680
                                                  ------------
ELECTRONICS (3.8%)
LSI Logic Corp (a)...............      120,000       3,840,000
Philips Electronics N.V. ........      150,000      10,781,250
Teradyne, Inc. (a)...............      180,000       7,065,000
Texas Instruments, Inc. .........       45,300       3,808,031
                                                  ------------
                                                    25,494,281
                                                  ------------
FINANCE (3.5%)
Comdisco Inc. ...................      275,000       7,150,000
Fannie Mae.......................      160,000       6,980,000
Federal Home Loan Mortgage
 Corp. ..........................      160,000       5,500,000
Student Loan Marketing
 Association ....................       30,000       3,810,000
                                                  ------------
                                                    23,440,000
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES          VALUE
                                   ---------------------------
FOOD (5.1%)
Archer-Daniels-Midland Co. ......      295,000    $  6,932,500
Chiquita Brands International,
 Inc. ...........................      124,200       1,707,750
CPC International Inc. ..........       80,000       7,385,000
Dole Food Co., Inc. .............      145,000       6,198,750
Sysco Corp. .....................      180,000       6,570,000
Tyson Foods Inc. Class A.........      265,000       5,068,125
                                                  ------------
                                                    33,862,125
                                                  ------------
HEAVY INDUSTRIAL (0.6%)
U.S. Filter Corp. (a)............      139,300       3,795,925
                                                  ------------
HOSPITAL & MEDICAL SERVICES
 (2.1%)
HEALTHSOUTH Corp. (a)............      280,000       6,982,500
Orthodontic Centers of America
 Inc. (a)........................      200,000       3,637,500
Quorum Health Group, Inc. (a)....      100,000       3,575,000
                                                  ------------
                                                    14,195,000
                                                  ------------
HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive Co. ...........      110,000       7,177,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.0%)
Allstate Corp. (The) ............       90,000       6,570,000
American International Group,
 Inc. ...........................       50,000       7,468,750
Chubb Corp. .....................       60,400       4,039,250
Equitable Cos., Inc. (The).......      100,000       3,325,000
Provident Cos., Inc. ............      100,000       5,350,000
                                                  ------------
                                                    26,753,000
                                                  ------------
LODGING &
 RESTAURANTS (3.0%)
Carnival Corp. Class A...........      110,000       4,537,500
Marriott International Inc. .....      110,000       6,751,250
McDonald's Corp. ................      103,200       4,985,850
Wendy's International, Inc. .....      150,000       3,890,625
                                                  ------------
                                                    20,165,225
                                                  ------------
MACHINERY/CAPITAL GOODS (2.5%)
AGCO Corp. ......................      200,000       7,187,500
Stewart & Stevenson Services,
 Inc. ...........................      100,000       2,600,000
Tyco International Ltd. .........      100,000       6,956,250
                                                  ------------
                                                    16,743,750
                                                  ------------
MANUFACTURING (1.4%)
AlliedSignal Inc. ...............      111,000       9,324,000
                                                  ------------
MEDIA & INFORMATION
 SERVICES (3.1%)
Cognizant Corp. .................      175,000       7,087,500
Jacor Communications Inc. (a)....      125,500       4,800,375
Time Warner Inc. ................      175,000       8,443,750
                                                  ------------
                                                    20,331,625
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
MEDICAL EQUIPMENT (2.2%)
Becton, Dickinson & Co. .........      125,000    $  6,328,125
Cardinal Health, Inc. ...........       60,000       3,435,000
Medtronic, Inc. .................       60,000       4,860,000
                                                  ------------
                                                    14,623,125
                                                  ------------
OIL & ENERGY SERVICES (6.5%)
Apache Corp. ....................      105,000       3,412,500
Halliburton Co. .................       70,000       5,547,500
McDermott International, Inc. ...      175,000       5,107,813
Mobil Corp. .....................       80,000       5,590,000
Quaker State Corp. ..............      333,000       5,078,250
Schlumberger Ltd. ...............       55,000       6,875,000
Smith International, Inc. (a)....      110,000       6,682,500
Triton Energy Ltd. (a)...........      100,000       4,581,250
XCL Ltd. (a).....................    1,316,800         246,900
                                                  ------------
                                                    43,121,713
                                                  ------------
PACKAGING (0.9%)
Crown Cork & Seal Co., Inc. .....      110,000       5,878,125
                                                  ------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. .............      138,600       4,894,312
                                                  ------------
POLLUTION CONTROL (0.8%)
Philip Environmental, Inc. (a)...      350,000       5,556,250
                                                  ------------
REAL ESTATE (2.5%)
Chelsea GCA Realty, Inc. ........       96,300       3,659,400
First Industrial Realty Trust,
 Inc. ...........................      175,000       5,118,750
Healthcare Realty Trust Inc. ....      125,000       3,484,375
Liberty Property Trust...........      166,500       4,141,688
                                                  ------------
                                                    16,404,213
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (5.9%)
American Stores Co. .............      150,000       7,406,250
Costco Cos., Inc. (a)............      200,000       6,575,000
CVS Corp. .......................      120,000       6,150,000
Kroger Co. (a)...................      296,000       8,584,000
Smart & Final Inc. ..............      163,000       3,993,500
Wal-Mart Stores, Inc. ...........      200,000       6,762,500
                                                  ------------
                                                    39,471,250
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                     SHARES          VALUE
                                   ---------------------------
TELECOMMUNICATIONS (1.6%)
DSC Communication Corp. (a)......      250,000    $  5,562,500
Lucent Technologies Inc. ........       67,000       4,828,187
                                                  ------------
                                                    10,390,687
                                                  ------------
TRANSPORTATION (1.0%)
Wisconsin Central Transport Corp.
 (a).............................      175,000       6,518,750
                                                  ------------
UTILITIES--ELECTRIC (1.4%)
Cinergy Corp. ...................      125,000       4,351,563
CMS Energy Corp. ................      135,000       4,758,750
                                                  ------------
                                                     9,110,313
                                                  ------------
UTILITIES--GAS (0.8%)
Consolidated Natural Gas Co. ....      100,000       5,381,250
                                                  ------------
UTILITIES--TELEPHONE (1.3%)
WorldCom, Inc. (a)...............      262,800       8,409,600
                                                  ------------
WASTE DISPOSAL (1.5%)
Republic Industries Inc. (a).....      150,000       3,637,500
USA Waste Services Inc. (a)......      160,000       6,180,000
                                                  ------------
                                                     9,817,500
                                                  ------------
Total Common Stocks
 (Cost $508,671,935).............                  651,166,017
                                                  ------------
SHORT-TERM
INVESTMENTS (2.8%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (2.8%)
American Express Credit Corp.
 6.00%, due 7/1/97...............  $ 2,692,000    $  2,692,000
Associates Corp. of North America
 5.50%, due on demand (c)........   15,240,000      15,240,000
PG&E Corp.
 5.56%, due 7/21/97..............      452,000         450,604
                                                  ------------
Total Short-Term Investments
 (Cost $18,382,604)..............                   18,382,604
                                                  ------------
Total Investments
 (Cost $527,054,539) (d).........        100.6%    669,548,621(e)
Liabilities in Excess of
 Cash and Other Assets...........         (0.6)     (3,637,204)
                                    ----------    ------------
Net Assets.......................        100.0%   $665,911,417
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at June 30, 1997.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1997 net unrealized appreciation was $142,494,082, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $151,340,560 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,846,478.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $527,054,539).......   $669,548,621
  Cash...................................      1,163,464
  Receivables:
    Investment securities sold...........      8,855,155
    Dividends and interest...............        700,014
    Fund shares sold.....................        327,265
                                            ------------
        Total assets.....................    680,594,519
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......     13,834,929
    Adviser..............................        386,551
    Fund shares redeemed.................         96,966
    Administrator........................         54,090
    NYLIAC...............................         54,090
    Directors............................            182
  Accrued expenses.......................        256,294
                                            ------------
        Total liabilities................     14,683,102
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $665,911,417
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    313,159
  Additional paid-in capital.............    477,147,479
  Accumulated undistributed net
    investment income....................      2,626,362
  Accumulated undistributed net realized
    gain on investments..................     43,330,335
  Net unrealized appreciation on
    investments..........................    142,494,082
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $665,911,417
                                            ============
  Shares of capital stock outstanding....     31,315,890
                                            ============
  Net asset value per share
    outstanding..........................   $      21.26
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  3,201,912
    Interest.............................        957,543
                                            ------------
        Total income.....................      4,159,455
                                            ------------
  Expenses:
    Advisory.............................        750,553
    Administration.......................        600,443
    Shareholder communication............        140,155
    Professional.........................         20,072
    Directors............................         10,796
    Miscellaneous........................         11,074
                                            ------------
        Total expenses...................      1,533,093
                                            ------------
  Net investment income..................      2,626,362
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     43,331,368
  Net change in unrealized appreciation
    on investments.......................     35,721,033
                                            ------------
  Net realized and unrealized gain on
    investments..........................     79,052,401
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 81,678,763
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,626.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  2,626,362    $  4,810,773
    Net realized gain on investments..................................................     43,331,368      69,850,131
    Net change in unrealized appreciation on investments..............................     35,721,033      32,938,177
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     81,678,763     107,599,081
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................             --      (4,810,773)
    From net realized gain on investments.............................................       (152,000)    (69,699,164)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................       (152,000)    (74,509,937)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     48,905,156      74,877,524
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................        152,000      74,509,937
                                                                                         ------------    ------------
                                                                                           49,057,156     149,387,461
    Cost of shares redeemed...........................................................    (29,357,913)    (45,298,015)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     19,699,243     104,089,446
                                                                                         ------------    ------------
  Net increase in net assets..........................................................    101,226,006     137,178,590
NET ASSETS:
  Beginning of period.................................................................    564,685,411     427,506,821
                                                                                         ------------    ------------
  End of period.......................................................................   $665,911,417    $564,685,411
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  2,626,362    $         --
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                  SIX MONTHS
                                    ENDED
                                   JUNE 30,                                 YEAR ENDED DECEMBER 31
                                    1997*            1996            1995            1994            1993            1992
                                 --------------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                     --------        --------        --------        --------        --------        --------
Net investment income.........           0.08            0.18            0.22            0.22            0.24            0.22
Net realized and unrealized
  gain (loss) on
  investments.................           2.55            4.06            4.06           (0.03)           1.88            1.72
                                     --------        --------        --------        --------        --------        --------
Total from investment
  operations..................           2.63            4.24            4.28            0.19            2.12            1.94
                                     --------        --------        --------        --------        --------        --------
Less dividends and
  distributions:
  From net investment
    income....................             --           (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on
    investments...............          (0.00)(a)        (2.65)         (1.53)          (0.92)          (1.76)          (1.76)
                                     --------        --------        --------        --------        --------        --------
Total dividends and
  distributions...............          (0.00)          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                     --------        --------        --------        --------        --------        --------
Net asset value at end of
  period......................   $      21.26    $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                     ========        ========        ========        ========        ========        ========
Total investment return (b)...          14.16%          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.......           0.87%+          0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses................           0.51%+          0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before
    reimbursement)............           0.51%+          0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.......             53%            104%            104%            108%            121%             82%
Average commission rate
  paid........................   $     0.0595    $     0.0595             (c)             (c)             (c)             (c)
Net assets at end of period
  (in 000's)..................   $    665,911    $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (95.6%)+

                                    SHARES         VALUE
                                  -------------------------
AEROSPACE/DEFENSE (1.8%)
Boeing Co. .....................     35,532     $ 1,885,417
General Dynamics Corp. .........      3,130         234,750
Lockheed Martin Corp. ..........      9,484         982,187
McDonnell Douglas Corp. ........     10,592         725,552
Northrop Grumman Corp. .........      2,842         249,563
Raytheon Co. ...................     11,745         598,995
Rockwell International Corp. ...     10,764         635,076
United Technologies Corp. ......     11,725         973,175
                                                -----------
                                                  6,284,715
                                                -----------
AIRLINES (0.3%)
AMR Corp. (a)...................      4,484         414,770
Delta Air Lines, Inc. ..........      3,771         309,222
Southwest Airlines Co. .........      7,143         184,825
US Airways Group, Inc. (a)......      3,919         137,165
                                                -----------
                                                  1,045,982
                                                -----------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. ............     11,187         388,049
Aluminum Co. of America.........      8,675         653,878
Reynolds Metals Co. ............      3,589         255,716
                                                -----------
                                                  1,297,643
                                                -----------
AUTOMOBILES (1.5%)
Chrysler Corp. .................     34,103       1,119,005
Ford Motor Co. .................     58,692       2,215,623
General Motors Corp. ...........     36,118       2,011,321
                                                -----------
                                                  5,345,949
                                                -----------
AUTO PARTS--AFTER MARKET (0.3%)
Cooper Tire & Rubber Co. .......      4,092          90,024
Echlin Inc. ....................      3,087         111,132
Genuine Parts Co. ..............      9,044         306,366
Goodyear Tire & Rubber Co.
 (The)..........................      7,696         487,253
                                                -----------
                                                    994,775
                                                -----------
BEVERAGES--ALCOHOLIC (0.6%)
Anheuser-Busch Cos., Inc. ......     24,661       1,034,221
Brown-Forman Corp. Class B......      3,437         167,768
Coors (Adolph) Co. Class B......      1,897          50,508
Seagram Co. Ltd. ...............     18,440         742,210
                                                -----------
                                                  1,994,707
                                                -----------
BEVERAGES--SOFT DRINKS (3.2%)
Coca-Cola Co. (d)...............    122,591       8,550,722
PepsiCo, Inc. ..................     76,014       2,855,276
                                                -----------
                                                 11,405,998
                                                -----------
BROADCAST/MEDIA (0.4%)
Comcast Corp. Class A...........     16,137         344,928
Tele-Communications TCI Group
 Series A (a)...................     32,864         488,852
U.S. West Media Group (a).......     30,115         609,829
                                                -----------
                                                  1,443,609
                                                -----------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................      7,943         331,621
Owens-Corning Corp. ............      2,586         111,521
Sherwin-Williams Co. ...........      8,400         259,350
                                                -----------
                                                    702,492
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
CHEMICALS (2.3%)
Air Products & Chemicals,
 Inc. ..........................      5,555     $   451,344
Dow Chemical Co. ...............     11,565       1,007,601
Du Pont (E.I.) De Nemours &
 Co. ...........................     59,194       3,721,823
Eastman Chemical Co. ...........      3,992         253,492
Goodrich (B.F.) Co. ............      2,652         114,865
Hercules, Inc. .................      5,240         250,865
Monsanto Co. ...................     29,113       1,253,678
Praxair, Inc. ..................      7,657         428,792
Rohm & Haas Co. ................      3,193         287,569
Union Carbide Corp. ............      6,531         307,365
                                                -----------
                                                  8,077,394
                                                -----------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp. ...........      5,287         212,141
Engelhard Corp. ................      7,121         149,096
FMC Corp. (a)...................      1,869         148,468
PPG Industries, Inc. ...........      9,206         535,099
                                                -----------
                                                  1,044,804
                                                -----------
CHEMICALS--SPECIALTY (0.3%)
Grace (W.R.) & Co. .............      3,542         195,253
Great Lakes Chemical Corp. .....      3,177         166,395
Morton International, Inc. .....      7,012         211,675
Nalco Chemical Co. .............      3,282         126,767
Sigma-Aldrich Corp. ............      4,923         172,613
                                                -----------
                                                    872,703
                                                -----------
COMMUNICATION--EQUIPMENT
 MANUFACTURERS (2.2%)
Andrew Corp. (a)................      4,547         127,884
Bay Networks, Inc. (a)..........      9,544         253,513
Cabletron Systems, Inc. (a).....      7,695         217,865
Cisco Systems, Inc. (a).........     32,856       2,205,459
DSC Communications Corp. (a)....      5,732         127,537
General Instrument Corp. (a)....      6,752         168,800
Lucent Technologies Inc. .......     31,622       2,278,760
Northern Telecom Ltd. ..........     12,792       1,164,072
Scientific-Atlanta, Inc. .......      3,829          83,759
Tellabs, Inc. (a)...............      8,946         499,858
3Com Corp. (a)..................     16,426         739,170
                                                -----------
                                                  7,866,677
                                                -----------
COMPUTER--SOFTWARE & SERVICES
 (3.7%)
Adobe Systems, Inc. ............      3,511         123,104
Autodesk, Inc. .................      2,255          86,395
Automatic Data Processing,
 Inc. ..........................     14,356         674,732
Ceridian Corp. (a)..............      3,973         167,859
Computer Associates
 International, Inc. ...........     18,036       1,004,380
Computer Sciences Corp. (a).....      3,702         267,007
Equifax Inc. ...................      7,500         278,906
First Data Corp. ...............     22,111         971,502
Microsoft Corp. (a).............     59,485       7,517,417
Novell Inc. (a).................     17,064         118,381
Oracle Corp. (a)................     32,397       1,631,999

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
COMPUTER--SOFTWARE & SERVICES
 (Continued)
Parametric Technology Corp.
 (a)............................      6,332     $   269,506
Shared Medical Systems Corp. ...      1,186          64,044
                                                -----------
                                                 13,175,232
                                                -----------
COMPUTER SYSTEMS (3.4%)
Amdahl Corp. (a)................      5,899          51,616
Apple Computer, Inc. (a)........      6,103          86,968
Compaq Computer Corp. (a).......     13,294       1,319,430
Data General Corp. (a)..........      1,925          50,050
Dell Computer Corp. (a).........      8,347         980,251
Digital Equipment Corp. (a).....      7,659         271,416
EMC Corp. (a)...................     12,320         480,480
Hewlett-Packard Co. ............     50,418       2,823,408
Intergraph Corp. (a)............      2,285          19,422
International Business Machines
 Corp. .........................     49,283       4,444,711
Seagate Technology (a)..........     12,376         435,480
Silicon Graphics Inc. (a).......      8,783         131,745
Sun Microsystems (a)............     18,260         679,615
Tandem Computers Inc. (a).......      5,721         115,850
Unisys Corp. (a)................      8,545          65,156
                                                -----------
                                                 11,955,598
                                                -----------
CONGLOMERATES (0.3%)
Tenneco Inc. ...................      8,495         383,868
Textron Inc. ...................      8,067         535,447
                                                -----------
                                                    919,315
                                                -----------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .....................      1,478          44,432
Crown Cork & Seal Co., Inc. ....      6,367         340,237
                                                -----------
                                                    384,669
                                                -----------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      2,626         113,903
Stone Container Corp. ..........      4,828          69,101
Temple-Inland Inc. .............      2,716         146,664
                                                -----------
                                                    329,668
                                                -----------
COSMETICS (1.0%)
Alberto-Culver Co. Class B......      2,825          79,100
Avon Products, Inc. ............      6,643         468,746
Gillette Co. ...................     27,501       2,605,720
International Flavors &
 Fragrances Inc. ...............      5,516         278,558
                                                -----------
                                                  3,432,124
                                                -----------
DRUGS (4.4%)
Lilly (Eli) & Co. ..............     27,190       2,972,207
Merck & Co., Inc. ..............     59,673       6,176,155
Pfizer Inc. ....................     31,885       3,810,258
Pharmacia & Upjohn, Inc. .......     25,172         874,727
Schering-Plough Corp. ..........     36,440       1,744,565
                                                -----------
                                                 15,577,912
                                                -----------
ELECTRIC POWER COMPANIES (2.3%)
American Electric Power Co.,
 Inc. ..........................      9,250         388,500
Baltimore Gas & Electric Co. ...      7,292         194,605
Carolina Power & Light Co. .....      7,555         271,036

                                    SHARES         VALUE
                                  -------------------------
ELECTRIC POWER
 COMPANIES (Continued)
Central & South West Corp. .....     10,344     $   219,810
Cinergy Corp. ..................      7,843         273,034
Consolidated Edison Co. of New
 York, Inc. ....................     11,640         342,652
Dominion Resources, Inc. .......      9,182         336,291
DTE Energy Co. .................      7,138         197,187
Duke Energy Corp. ..............     17,921         859,088
Edison International............     20,359         506,430
Entergy Corp. ..................     11,796         322,916
FPL Group, Inc. ................      9,041         416,451
GPU, Inc. ......................      5,964         213,959
Houston Industries Inc. ........     11,635         249,425
Niagara Mohawk Power Corp.
 (a)............................      7,205          61,693
Northern States Power Co. ......      3,395         175,691
Ohio Edison Co. ................      7,542         164,510
PacifiCorp......................     14,511         319,242
PECO Energy Co. ................     10,984         230,664
PG&E Corp. .....................     20,516         497,513
PP&L Resources, Inc. ...........      7,938         158,264
Public Service Enterprise Group
 Inc. ..........................     11,510         287,750
Southern Co. (The)..............     33,779         738,916
Texas Utilities Co. ............     11,152         384,047
Unicom Corp. ...................     10,672         237,452
Union Electric Co. .............      5,082         191,528
                                                -----------
                                                  8,238,654
                                                -----------
ELECTRICAL EQUIPMENT (4.0%)
AMP Inc. .......................     10,847         452,862
Emerson Electric Co. ...........     22,258       1,225,581
General Electric Co. (d)........    162,669      10,634,486
General Signal Corp. ...........      2,443         106,576
Grainger (W.W.), Inc. ..........      2,528         197,658
Honeywell, Inc. ................      6,320         479,530
Raychem Corp. ..................      2,189         162,807
Thomas & Betts Corp. ...........      2,616         137,503
Westinghouse Electric Corp. ....     31,495         728,322
                                                -----------
                                                 14,125,325
                                                -----------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .....................      2,413          54,293
                                                -----------
ELECTRONIC-- INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. .............      2,174         172,969
Tektronix, Inc. ................      1,645          98,700
                                                -----------
                                                    271,669
                                                -----------
ELECTRONIC-- SEMICONDUCTORS
 (3.0%)
Advanced Micro Devices, Inc.
 (a)............................      6,986         251,496
Applied Materials, Inc. (a).....      8,880         628,815
Intel Corp. ....................     40,765       5,780,986
LSI Logic Corp. (a).............      6,985         223,520
Micron Technology, Inc. ........     10,322         412,235
Motorola, Inc. .................     29,337       2,229,612
National Semiconductor Corp.
 (a)............................      6,736         206,290
Texas Instruments, Inc. ........      9,391         789,431
                                                -----------
                                                 10,522,385
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
ENGINEERING & CONSTRUCTION
 (0.1%)
Fluor Corp. ....................      4,133     $   228,090
Foster Wheeler Corp. ...........      2,054          83,187
                                                -----------
                                                    311,277
                                                -----------
ENTERTAINMENT (1.3%)
King World Productions, Inc.
 (a)............................      1,881          65,835
Time Warner Inc. ...............     27,700       1,336,525
Viacom, Inc. Class B (a)........     17,603         528,090
Walt Disney Co. (The)...........     33,537       2,691,344
                                                -----------
                                                  4,621,794
                                                -----------
FINANCIAL--
 MISCELLANEOUS (2.4%)
American Express Co. ...........     23,527       1,752,761
American General Corp. .........     12,086         577,106
Fannie Mae......................     52,558       2,292,843
Federal Home Loan Mortgage
 Corp. .........................     34,440       1,183,875
Green Tree Financial Corp. .....      6,833         243,426
MBIA Corp. .....................      2,092         236,004
MBNA Corp. .....................     16,548         606,071
Morgan Stanley, Dean Witter,
 Discover & Co. ................     28,515       1,227,927
Transamerica Corp. .............      3,283         307,166
                                                -----------
                                                  8,427,179
                                                -----------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ..........      5,325         304,856
Fleming Cos., Inc. .............      1,888          33,984
Supervalu Inc. .................      3,385         116,783
Sysco Corp. ....................      8,935         326,127
                                                -----------
                                                    781,750
                                                -----------
FOODS (2.8%)
Archer-Daniels-Midland Co. .....     26,475         622,162
Campbell Soup Co. ..............     23,174       1,158,700
ConAgra, Inc. ..................     11,966         767,320
CPC International Inc. .........      7,122         657,449
General Mills, Inc. ............      8,057         524,712
Heinz (H.J.) Co. ...............     18,262         842,335
Hershey Foods Corp. ............      7,564         418,384
Kellogg Co. ....................     10,446         894,439
Quaker Oats Co. ................      6,677         299,630
Ralston-Ralston Purina Group....      5,280         433,950
Sara Lee Corp. .................     23,961         997,377
Unilever, N.V. .................      7,967       1,705,436
Wrigley (Wm.) Jr. Co. ..........      5,780         387,260
                                                -----------
                                                  9,709,154
                                                -----------
GOLD (0.3%)
Barrick Gold Corp. .............     18,500         407,000
Battle Mountain Gold Co. .......     11,077          63,000
Echo Bay Mines Ltd. ............      6,896          38,790
Homestake Mining Co. ...........      7,232          94,468
Newmont Mining Corp. ...........      7,708         300,612
Placer Dome Inc. ...............     11,858         194,175
                                                -----------
                                                  1,098,045
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ...........      4,659     $   173,256
Snap-On, Inc. ..................      3,007         118,401
Stanley Works (The).............      4,410         176,400
                                                -----------
                                                    468,057
                                                -----------
HEALTH CARE--
 DIVERSIFIED (4.3%)
Abbott Laboratories.............     38,392       2,562,666
Allergan, Inc. .................      3,188         101,418
American Home Products Corp. ...     31,874       2,438,361
Bristol-Myers Squibb Co. .......     49,310       3,994,110
Johnson & Johnson...............     65,961       4,246,239
Mallinckrodt Group Inc. ........      3,775         147,225
Warner-Lambert Co. .............     13,395       1,664,329
                                                -----------
                                                 15,154,348
                                                -----------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).................      8,065         186,503
United Healthcare Corp. ........      9,072         471,744
                                                -----------
                                                    658,247
                                                -----------
HEALTH CARE--
 MISCELLANEOUS (0.4%)
ALZA Corp. (a)..................      4,140         119,801
Amgen Inc. (a)..................     13,136         763,530
Beverly Enterprises, Inc. (a)...      4,817          78,276
HEALTHSOUTH Corp. (a)...........     17,056         425,334
Manor Care, Inc. ...............      3,113         101,562
                                                -----------
                                                  1,488,503
                                                -----------
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .......      1,966         138,726
Dana Corp. .....................      5,052         191,976
Eaton Corp. ....................      3,830         334,407
ITT Industries, Inc. ...........      5,829         150,097
Navistar International Corp.
 (a)............................      3,776          65,136
PACCAR Inc. ....................      3,760         174,605
                                                -----------
                                                  1,054,947
                                                -----------
HOMEBUILDING (0.0%) (b)
Centex Corp. ...................      1,441          58,541
Kaufman & Broad Home Corp. .....      1,904          33,439
Pulte Corp. ....................      1,206          41,682
                                                -----------
                                                    133,662
                                                -----------
HOSPITAL MANAGEMENT (0.5%)
Columbia/HCA Healthcare
 Corp. .........................     33,162       1,303,681
Tenet Healthcare Corp. (a)......     14,875         439,742
                                                -----------
                                                  1,743,423
                                                -----------
HOTEL--MOTEL (0.3%)
Harrah's Entertainment, Inc.
 (a)............................      5,123          93,495
Hilton Hotels Corp. ............     12,181         323,558
ITT Corp. (a)...................      5,792         353,674
Marriott International Inc. ....      6,376         391,327
                                                -----------
                                                  1,162,054
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      1,948     $   142,935
Maytag Corp. ...................      5,081         132,741
Whirlpool Corp. ................      3,654         199,371
                                                -----------
                                                    475,047
                                                -----------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)................      2,517         332,244
Colgate-Palmolive Co. ..........     14,622         954,085
Kimberly-Clark Corp. ...........     27,965       1,391,259
Proctor & Gamble Co. (The)......     33,675       4,756,594
                                                -----------
                                                  7,434,182
                                                -----------
HOUSEWARES (0.3%)
Fortune Brands, Inc. ...........      8,425         314,358
Newell Co. .....................      7,828         310,185
Rubbermaid Inc. ................      7,426         220,923
Tupperware Corp. ...............      3,105         113,332
                                                -----------
                                                    958,798
                                                -----------
INSURANCE BROKERS (0.3%)
Aon Corp. ......................      8,111         419,745
Marsh & McLennan Cos., Inc. ....      8,142         581,135
                                                -----------
                                                  1,000,880
                                                -----------
INVESTMENT BANK/ BROKERAGE
 (0.5%)
Merrill Lynch & Co., Inc. ......     16,189         965,269
Salomon Inc. ...................      5,242         291,586
Schwab (Charles) Corp. .........      8,705         354,185
                                                -----------
                                                  1,611,040
                                                -----------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ................      4,852         151,625
                                                -----------
LIFE INSURANCE (0.6%)
Aetna Inc. .....................      7,464         764,127
Conseco Inc. ...................      9,388         347,356
Jefferson-Pilot Corp. ..........      3,541         247,428
Lincoln National Corp. .........      5,209         335,329
Torchmark Corp. ................      3,480         247,950
UNUM Corp. .....................      7,190         301,980
                                                -----------
                                                  2,244,170
                                                -----------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .......      1,928          50,007
Giddings & Lewis, Inc. .........      1,674          34,945
                                                -----------
                                                     84,952
                                                -----------
MACHINERY--
 DIVERSIFIED (0.9%)
Briggs & Stratton Corp. ........      1,437          71,850
Case Corp. .....................      3,629         249,947
Caterpillar Inc. ...............      9,551       1,025,539
Cooper Industries Inc. .........      5,826         289,844
Deere & Co. ....................     12,877         706,625
Harnischfeger Industries,
 Inc. ..........................      2,335          96,902
Ingersoll-Rand Co. .............      5,372         331,721
NACCO Industries, Inc. Class
 A..............................        441          24,889
Thermo Electron Corp. (a).......      7,386         251,124
Timken Co. (The)................      3,013         107,150
                                                -----------
                                                  3,155,591
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
MAJOR REGIONAL BANKS (4.6%)
Banc One Corp. .................     24,784     $ 1,200,475
Bank of New York Co., Inc.
 (The)..........................     19,363         842,290
BankBoston Corp. ...............      7,522         542,054
Barnett Banks, Inc. ............      9,834         516,285
Comerica Inc. ..................      5,350         363,800
CoreStates Financial Corp. .....     10,216         549,110
Fifth Third Bancorp.............      5,123         420,246
First Bank System, Inc. ........      6,607         564,073
First Union Corp. ..............     14,088       1,303,140
Fleet Financial Group, Inc. ....     13,000         822,250
KeyCorp.........................     11,313         632,114
Mellon Bank Corp. ..............     12,954         584,549
National City Corp. ............     10,930         573,825
NationsBank Corp. ..............     35,954       2,319,033
Norwest Corp. ..................     18,395       1,034,719
PNC Bank Corp. .................     15,923         662,795
Republic New York Corp. ........      2,710         291,325
SunTrust Banks, Inc. ...........     11,198         616,590
U.S. Bancorp....................      7,564         485,042
Wachovia Corp. .................      8,339         486,268
Wells Fargo & Co. ..............      4,590       1,237,005
                                                -----------
                                                 16,046,988
                                                -----------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. .....      1,989          59,297
                                                -----------
MANUFACTURING-- DIVERSIFIED
 (1.0%)
Aeroquip-Vickers Inc. ..........      1,420          67,095
AlliedSignal Inc. ..............     14,043       1,179,612
Crane Co. ......................      2,227          93,116
Dover Corp. ....................      5,589         343,723
Illinois Tool Works Inc. .......     12,254         611,934
Johnson Controls, Inc. .........      4,202         172,545
Millipore Corp. ................      2,219          97,636
Pall Corp. .....................      6,167         143,383
Parker-Hannifin Corp. ..........      3,766         228,549
Tyco International Ltd. ........      8,293         576,882
                                                -----------
                                                  3,514,475
                                                -----------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..............      2,844         103,273
Bausch & Lomb Inc. .............      2,836         133,646
Baxter International Inc. ......     13,479         704,278
Becton, Dickinson & Co. ........      6,147         311,192
Biomet, Inc. ...................      5,647         105,175
Boston Scientific Corp. (a).....      9,616         590,783
Guidant Corp. ..................      3,619         307,615
Medtronic, Inc. ................     11,912         964,872
St. Jude Medical, Inc. (a)......      4,530         176,670
United States Surgical Corp. ...      3,436         127,991
                                                -----------
                                                  3,525,495
                                                -----------
METALS--MISCELLANEOUS (0.3%)
ASARCO Inc. ....................      2,138          65,476
Cyprus Amax Minerals Co. .......      4,566         111,867

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
METALS--MISCELLANEOUS
 (Continued)
Freeport-McMoRan Copper & Gold
 Inc. Class B...................      9,642     $   300,107
Inco Ltd. ......................      8,343         250,812
Phelps Dodge Corp. .............      3,234         275,496
                                                -----------
                                                  1,003,758
                                                -----------
MISCELLANEOUS (1.4%)
AirTouch Communications, Inc.
 (a)............................     24,687         675,806
American Greetings Corp. Class
 A..............................      3,671         136,286
Corning Inc. ...................     11,411         634,737
Harcourt General, Inc. .........      3,501         166,735
Harris Corp. ...................      1,940         162,960
Jostens, Inc. ..................      2,063          54,412
Minnesota Mining & Manufacturing
 Co. ...........................     20,734       2,114,868
Pioneer Hi-Bred International,
 Inc. ..........................      4,056         324,480
TRW, Inc. ......................      6,339         360,134
Whitman Corp. ..................      5,148         130,309
                                                -----------
                                                  4,760,727
                                                -----------
MONEY CENTER BANKS (2.7%)
BankAmerica Corp. ..............     35,202       2,272,729
Bankers Trust New York Corp. ...      3,964         344,868
Chase Manhattan Corp. ..........     21,657       2,102,083
Citicorp........................     23,152       2,791,263
First Chicago Corp. ............     15,700         949,850
Morgan (J.P.) & Co., Inc. ......      9,249         965,364
                                                -----------
                                                  9,426,157
                                                -----------
MULTI-LINE INSURANCE (1.9%)
American International Group,
 Inc. ..........................     23,290       3,478,944
CIGNA Corp. ....................      3,797         673,967
Hartford Financial Services
 Group, Inc. ...................      5,812         480,943
Travelers Group Inc. ...........     31,794       2,005,009
                                                -----------
                                                  6,638,863
                                                -----------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.7%)
Coastal Corp. (The).............      5,168         274,873
Columbia Gas System, Inc. ......      2,692         175,653
Consolidated Natural Gas Co. ...      4,647         250,067
Eastern Enterprises.............      1,003          34,791
Enron Corp. ....................     12,451         508,156
ENSERCH Corp. ..................      3,411          75,895
NICOR Inc. .....................      2,472          88,683
NorAm Energy Corp. .............      6,720         102,480
ONEOK Inc. .....................      1,393          44,837
Pacific Enterprises.............      4,147         139,443
Peoples Energy Corp. ...........      1,711          64,056
Sonat, Inc. ....................      4,223         216,429
Williams Cos., Inc. (The).......      7,725         337,969
                                                -----------
                                                  2,313,332
                                                -----------
OFFICE EQUIPMENT & SUPPLIES
 (0.5%)
Moore Corp. Ltd. ...............      4,334          85,326
Pitney Bowes Inc. ..............      7,476         532,665
Xerox Corp. ....................     16,071       1,267,600
                                                -----------
                                                  1,885,591
                                                -----------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ........      1,227          70,706
Rowan Cos., Inc. (a)............      4,179         117,796
                                                -----------
                                                    188,502
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
OIL--EXPLORATION & PRODUCTION
 (0.2%)
Burlington Resources Inc. ......      6,220     $   274,458
Oryx Energy Co. (a).............      5,218         110,230
Santa Fe Energy Resources, Inc.
 (a)............................      4,883          71,719
Union Pacific Resources Group,
 Inc. ..........................     12,414         308,798
                                                -----------
                                                    765,205
                                                -----------
OIL--INTEGRATED
 DOMESTIC (1.1%)
Amerada Hess Corp. .............      4,614         256,365
Ashland Inc. ...................      3,709         172,005
Atlantic Richfield Co. .........     16,874       1,189,617
Kerr-McGee Corp. ...............      2,434         154,255
Louisiana Land & Exploration Co.
 (The)..........................      1,678          95,856
Occidental Petroleum Corp. .....     16,235         406,890
Pennzoil Co. ...................      2,338         179,441
Phillips Petroleum Co. .........     12,947         566,431
Sun Co., Inc. ..................      3,660         113,460
Unocal Corp. ...................     12,339         478,907
USX-Marathon Group..............     14,178         409,390
                                                -----------
                                                  4,022,617
                                                -----------
OIL--INTEGRATED INTERNATIONAL
 (6.3%)
Amoco Corp. ....................     24,683       2,145,878
Chevron Corp. ..................     32,314       2,389,216
Exxon Corp. (d).................    123,068       7,568,682
Mobil Corp. ....................     38,984       2,724,007
Royal Dutch Petroleum Co. ......     26,623       5,790,503
Texaco Inc. ....................     13,077       1,422,124
                                                -----------
                                                 22,040,410
                                                -----------
OIL--WELL EQUIPMENT & SERVICES
 (0.8%)
Baker Hughes Inc. ..............      7,084         274,062
Dresser Industries, Inc. .......      8,904         331,674
Halliburton Co. ................      6,228         493,569
McDermott International,
 Inc. ..........................      2,689          78,485
Schlumberger Ltd. ..............     12,141       1,517,625
Western Atlas Inc. (a)..........      2,632         192,794
                                                -----------
                                                  2,888,209
                                                -----------
PAPER & FOREST PRODUCTS (0.8%)
Boise Cascade Corp. ............      2,368          83,620
Champion International Corp. ...      4,773         263,708
Georgia-Pacific Corp. ..........      4,559         389,225
International Paper Co. ........     14,811         719,259
James River Corp. of Virginia...      4,182         154,734
Louisiana-Pacific Corp. ........      5,367         113,378
Mead Corp. .....................      2,648         164,838
Potlatch Corp. .................      1,440          65,160
Union Camp Corp. ...............      3,424         171,200
Westvaco Corp. .................      5,011         157,533
Weyerhaeuser Co. ...............      9,810         510,120
Willamette Industries, Inc. ....      2,707         189,490
                                                -----------
                                                  2,982,265
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
PERSONAL LOANS (0.3%)
Beneficial Corp. ...............      2,662     $   189,169
Countrywide Credit Industries,
 Inc. ..........................      5,200         162,175
Household International,
 Inc. ..........................      5,322         625,002
Providian Financial Corp. ......      4,646         149,253
                                                -----------
                                                  1,125,599
                                                -----------
PHOTOGRAPHY/
 IMAGING (0.4%)
Eastman Kodak Co. ..............     16,589       1,273,206
IKON Office Solutions, Inc. ....      6,720         167,580
Polaroid Corp. .................      2,238         124,209
                                                -----------
                                                  1,564,995
                                                -----------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries
 Inc. ..........................     10,485         348,626
Waste Management Inc. ..........     22,305         716,548
                                                -----------
                                                  1,065,174
                                                -----------
PROPERTY--CASUALTY INSURANCE
 (1.3%)
Allstate Corp. (The)............     22,060       1,610,380
Chubb Corp. ....................      8,674         580,074
General Re Corp. ...............      4,095         745,290
Loews Corp. ....................      5,744         575,118
MGIC Investment Corp. ..........      5,819         278,949
SAFECO Corp. ...................      6,255         292,030
St. Paul Cos., Inc. (The).......      4,113         313,616
USF&G Corp. ....................      5,477         131,448
                                                -----------
                                                  4,526,905
                                                -----------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      5,011         294,709
Meredith Corp. .................      2,613          75,777
                                                -----------
                                                    370,486
                                                -----------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ..........      4,842         194,588
Gannett Co., Inc. ..............      7,018         693,027
Knight-Ridder Inc. .............      4,821         236,530
New York Times Co. (The) Class
 A..............................      4,812         243,006
Times Mirror Co. (The) Class
 A..............................      4,605         261,622
Tribune Co. ....................      6,031         289,865
                                                -----------
                                                  1,918,638
                                                -----------
RAILROADS (0.8%)
Burlington Northern Santa Fe
 Corp. .........................      7,630         685,746
CSX Corp. ......................     10,557         585,914
Norfolk Southern Corp. .........      6,212         625,859
Union Pacific Corp. ............     12,103         853,261
                                                -----------
                                                  2,750,780
                                                -----------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. .......      7,545          68,377
McDonald's Corp. ...............     34,211       1,652,819
Wendy's International, Inc. ....      6,337         164,366
                                                -----------
                                                  1,885,562
                                                -----------
RETAIL STORES--APPAREL (0.3%)
Charming Shoppes, Inc. (a)......      5,153          26,892
Gap, Inc. (The).................     13,874         539,352
Limited, Inc. (The).............     13,368         270,702
TJX Cos., Inc. (The)............      7,442         196,283
                                                -----------
                                                  1,033,229
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
RETAIL STORES--
 DEPARTMENT (0.6%)
Dillard's Inc. Class A..........      5,602     $   193,969
Federated Department Stores,
 Inc. (a).......................     10,296         357,786
May Department Stores Co. ......     11,726         554,053
Mercantile Stores Co., Inc. ....      1,864         117,316
Nordstrom, Inc. ................      3,956         194,091
Penney (J.C.) Co., Inc. ........     12,277         640,706
                                                -----------
                                                  2,057,921
                                                -----------
RETAIL STORES--DRUG (0.3%)
Longs Drug Stores Corp. ........      1,967          51,511
Rite-Aid Corp. .................      5,858         292,168
Walgreen Co. ...................     12,170         652,616
                                                -----------
                                                    996,295
                                                -----------
RETAIL STORES--FOOD
 CHAIN (0.5%)
Albertson's, Inc. ..............     12,452         454,498
American Stores Co. ............      7,379         364,338
Giant Food, Inc. Class A........      2,936          95,053
Great Atlantic & Pacific Tea
 Co., Inc. (The)................      1,902          51,711
Kroger Co. (a)..................     12,372         358,788
Winn-Dixie Stores, Inc. ........      7,505         279,561
                                                -----------
                                                  1,603,949
                                                -----------
RETAIL STORES--GENERAL
 MERCHANDISE (1.6%)
Dayton-Hudson Corp. ............     10,830         576,021
Kmart Corp. (a).................     23,883         292,567
Sears Roebuck & Co. ............     19,354       1,040,277
Wal-Mart Stores, Inc. ..........    112,366       3,799,375
                                                -----------
                                                  5,708,240
                                                -----------
RETAIL STORES--SPECIALTY (1.1%)
Autozone, Inc. (a)..............      7,398         174,315
Circuit City Stores--Circuit
 City Group.....................      4,843         172,229
Costco Cos., Inc. ..............     10,388         341,506
CVS Corp. ......................      8,227         421,634
Home Depot, Inc. (The)..........     24,088       1,660,566
Lowe's Cos., Inc. ..............      8,543         317,159
Pep Boys-Manny, Moe & Jack......      3,084         105,049
Tandy Corp. ....................      2,940         164,640
Toys "R" Us, Inc. (a)...........     14,427         504,945
Woolworth Corp. (a).............      6,588         158,112
                                                -----------
                                                  4,020,155
                                                -----------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. ..........      5,195         223,385
Golden West Financial Corp. ....      2,893         202,510
Great Western Financial
 Corp. .........................      6,788         364,855
                                                -----------
                                                    790,750
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES         VALUE
                                  -------------------------
SHOES (0.3%)
Nike Inc. Class B...............     14,261     $   832,486
Reebok International Ltd. ......      2,756         128,843
Stride Rite Corp. ..............      2,453          31,582
                                                -----------
                                                    992,911
                                                -----------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ..............      5,139         165,733
Cognizant Corp. ................      8,380         339,390
CUC International Inc. (a)......     20,257         522,884
Dun & Bradstreet Corp. (The)....      8,374         219,818
Ecolab Inc. ....................      3,163         151,033
HFS Inc. (a)....................      7,801         452,458
Interpublic Group of Cos.,
 Inc. ..........................      3,931         241,019
Laidlaw Inc. Class B............     15,561         214,936
National Service Industries,
 Inc. ..........................      2,379         115,828
Safety-Kleen Corp. .............      2,888          48,735
Service Corp. International.....     11,601         381,383
                                                -----------
                                                  2,853,217
                                                -----------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      4,102         139,981
Donnelley (R.R.) & Sons Co. ....      7,541         276,189
Harland (John H.) Co. ..........      1,498          34,173
                                                -----------
                                                    450,343
                                                -----------
STEEL (0.2%)
Allegheny Teledyne Inc. ........      8,647         233,469
Armco Inc. (a)..................      5,301          20,541
Bethlehem Steel Corp. (a).......      5,496          57,364
Inland Steel Industries Inc. ...      2,388          62,387
Nucor Corp. ....................      4,364         249,839
USX-U.S. Steel Group............      4,203         147,368
Worthington Industries, Inc. ...      4,562          83,542
                                                -----------
                                                    854,510
                                                -----------
TELECOMMUNICATIONS-- LONG
 DISTANCE (1.9%)
AT&T Corp. .....................     80,591       2,825,722
MCI Communications Corp. .......     33,825       1,294,865
Sprint Corp. ...................     21,316       1,121,754
WorldCom, Inc. (a)..............     44,246       1,415,872
                                                -----------
                                                  6,658,213
                                                -----------
TELEPHONE (3.8%)
ALLTEL Corp. ...................      9,401         314,346
Ameritech Corp. ................     27,340       1,857,411
Bell Atlantic Corp. ............     21,642       1,642,087
BellSouth Corp. ................     49,122       2,278,033
Frontier Corp. .................      8,149         162,471
GTE Corp. ......................     47,569       2,087,090
NYNEX Corp. ....................     21,695       1,250,174
SBC Communications Inc. ........     45,156       2,794,027
US West, Inc. ..................     23,551         887,578
                                                -----------
                                                 13,273,217
                                                -----------

                                    SHARES         VALUE
                                  -------------------------
TEXTILES--APPAREL MANUFACTURERS
 (0.2%)
Fruit of the Loom, Inc.
 Class A (a)....................      3,755     $   116,405
Liz Claiborne, Inc. ............      3,634         169,435
Russell Corp. ..................      1,926          57,058
Springs Industries, Inc. Class
 A..............................        987          52,064
VF Corp. .......................      3,149         268,059
                                                -----------
                                                    663,021
                                                -----------
TOBACCO (1.6%)
Philip Morris Cos. .............    120,414       5,343,371
UST Inc. .......................      9,312         258,408
                                                -----------
                                                  5,601,779
                                                -----------
TOYS (0.2%)
Hasbro Inc. ....................      6,476         183,757
Mattel, Inc. ...................     14,341         485,801
                                                -----------
                                                    669,558
                                                -----------
TRANSPORTATION-- MISCELLANEOUS
 (0.1%)
Federal Express Corp. (a).......      5,700         329,175
Ryder System, Inc. .............      3,915         129,195
                                                -----------
                                                    458,370
                                                -----------
TRUCKERS (0.0%) (b)
Caliber System, Inc. ...........      1,943          72,377
                                                -----------
Total Common Stocks
 (Cost $246,459,778)............                337,321,102(c)
                                                -----------
SHORT-TERM
INVESTMENTS (4.4%)

                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (3.0%)
Dynamic Funding Corp.
 5.82%, due 7/2/97 (d)..........  $ 600,000         599,903
Shinhan Bank
 5.90%, due 7/1/97 (d)..........    800,000         800,000
 5.90%, due 7/7/97 (d)..........  2,600,000       2,597,443
 5.92%, due 8/22/97 (d).........    200,000         198,290
 5.93%, due 8/18/97 (d).........  1,100,000       1,091,302
 5.93%, due 8/19/97 (d).........  2,400,000       2,380,629
 5.93%, due 8/22/97 (d).........  1,800,000       1,784,582
 5.93%, due 8/26/97 (d).........  1,100,000       1,089,853
                                                -----------
Total Commercial Paper
 (Cost $10,542,002).............                 10,542,002
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)

                                  PRINCIPAL
                                    AMOUNT         VALUE
                                  ---------------------------
U.S. GOVERNMENT (1.4%)
United States Treasury Bills
 4.82%, due 9/11/97 (d).........  $1,500,000     $  1,484,519
 4.87%, due 9/18/97 (d).........   3,700,000        3,658,149
                                                 ------------
Total U.S. Government
 (Cost $5,146,055)..............                    5,142,668
                                                 ------------
Total Short-Term Investments
 (Cost $15,688,057).............                   15,684,670
                                                 ------------
Total Investments
 (Cost $262,147,835) (f)........       100.0%     353,005,772(g)
Liabilities in Excess of
 Cash and Other Assets..........        (0.0)(b)      (35,042)
                                  ----------     ------------
Net Assets......................       100.0%    $352,970,730
                                  ==========     ============

FUTURES CONTRACTS (0.0%) (B)

                                  CONTRACTS      UNREALIZED
                                     LONG       APPRECIATION
                                  --------------------------
Standard & Poor's 500
 September 1997.................         34     $    102,286(e)
                                                ------------
Total Futures Contracts
 (Settlement Value
 $15,031,964)...................                $    102,286
                                                ============

------------

(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.8% of net assets.
(d) Segregated or partially segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.
(f) The cost for Federal income tax purposes is $262,335,215.
(g) At June 30, 1997 net unrealized appreciation was $90,670,557, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $92,795,756 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,125,199.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $262,147,835).......   $353,005,772
  Cash...................................         61,502
  Receivables:
    Investment securities sold...........      1,029,788
    Dividends and interest...............        440,255
    Fund shares sold.....................        409,162
                                            ------------
        Total assets.....................    354,946,479
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,707,860
    Adviser..............................         28,068
    Administrator........................         28,068
    NYLIAC...............................         28,068
    Custodian............................          8,796
    Directors............................            109
  Accrued expenses.......................        102,254
  Variation margin payable on futures
    contracts............................         72,526
                                            ------------
        Total liabilities................      1,975,749
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $352,970,730
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    182,913
  Additional paid-in capital.............    254,973,192
  Accumulated undistributed net
    investment income....................      2,418,675
  Accumulated undistributed net realized
    gain on investments..................      4,435,727
  Net unrealized appreciation on
    investments..........................     90,960,223
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $352,970,730
                                            ============
  Shares of capital stock outstanding....     18,291,292
                                            ============
  Net asset value per share
    outstanding..........................   $      19.30
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  2,392,993
    Interest.............................        549,506
                                             -----------
        Total income.....................      2,942,499
                                             -----------
  Expenses:
    Administration.......................        276,872
    Advisory.............................        138,436
    Shareholder communication............         51,158
    Custodian............................         27,134
    Professional.........................         21,713
    Directors............................          4,545
    Portfolio pricing....................          1,822
    Miscellaneous........................          1,534
                                             -----------
        Total expenses...................        523,214
                                             -----------
  Net investment income..................      2,419,285
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain from:
    Securities transactions..............      1,062,054
    Futures transactions.................      3,434,092
                                             -----------
  Net realized gain on investments.......      4,496,146
                                             -----------
  Net change in unrealized appreciation
    on investments:
    Securities transactions..............     46,325,662
    Futures transactions.................        231,231
                                             -----------
  Net unrealized gain on investments.....     46,556,893
                                             -----------
  Net realized and unrealized gain on
    investments..........................     51,053,039
                                             -----------
  Net increase in net assets resulting
    from operations......................   $ 53,472,324
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $18,515.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  2,419,285    $  3,184,041
    Net realized gain on investments..................................................      4,496,146       3,967,042
    Net change in unrealized appreciation on investments..............................     46,556,893      24,620,177
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     53,472,324      31,771,260
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................         (1,000)     (3,183,651)
    From net realized gain on investments.............................................     (1,459,000)     (2,701,672)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................     (1,460,000)     (5,885,323)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     77,619,830     110,486,675
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................      1,460,000       5,885,323
                                                                                         ------------    ------------
                                                                                           79,079,830     116,371,998
    Cost of shares redeemed...........................................................     (2,065,971)    (23,483,920)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     77,013,859      92,888,078
                                                                                         ------------    ------------
  Net increase in net assets..........................................................    129,026,183     118,774,015
NET ASSETS:
  Beginning of period.................................................................    223,944,547     105,170,532
                                                                                         ------------    ------------
  End of period.......................................................................   $352,970,730    $223,944,547
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  2,418,675    $        390
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $      16.10    $      13.53    $      10.38    $      10.58    $     10.00
                                                 --------        --------        --------        --------       --------
Net investment income.....................           0.13            0.24            0.27            0.24           0.19
Net realized and unrealized gain (loss) on
  investments.............................           3.16            2.79            3.55           (0.15)          0.67
                                                 --------        --------        --------        --------       --------
Total from investment operations..........           3.29            3.03            3.82            0.09           0.86
                                                 --------        --------        --------        --------       --------
Less dividends and distributions:
  From net investment income..............          (0.00)(b)       (0.24)          (0.28)          (0.24)         (0.19)
  From net realized gain on investments...          (0.09)          (0.22)          (0.39)          (0.05)         (0.08)
  In excess of net realized gain on
    investments...........................             --              --              --              --          (0.01)
                                                 --------        --------        --------        --------       --------
Total dividends and distributions.........          (0.09)          (0.46)          (0.67)          (0.29)         (0.28)
                                                 --------        --------        --------        --------       --------
Net asset value at end of period..........   $      19.30    $      16.10    $      13.53    $      10.38    $     10.58
                                                 ========        ========        ========        ========       ========
Total investment return (c)...............          20.46%          22.42%          36.89%           0.76%          8.53%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           1.75%+          2.14%           2.52%           2.61%          2.54%+
  Net expenses............................           0.38%+          0.47%           0.47%           0.47%          0.47%+
  Expenses (before reimbursement).........           0.38%+          0.50%           0.62%           0.68%          0.96%+
Portfolio turnover rate...................              1%              3%              5%              8%             7%
Average commission rate paid..............   $     0.0497    $     0.0498             (d)             (d)            (d)
Net assets at end of period (in 000's)....   $    352,971    $    223,945    $    105,171    $     63,164    $    43,081

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The
Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's Variable Universal Life Separate Account I and may allocate shares in the future to Variable Universal Life Separate Account II ("Separate Accounts", collectively). The Separate Accounts are used to fund flexible premium variable life insurance policies.

The investment objectives for each of the Portfolios of the Company are as follows:

Capital Appreciation:  to seek long-term growth of capital.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Government: to seek a high level of current income, consistent with safety of principal.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

Indexed Equity: to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the regular close of the Exchange (normally 4:00 P.M., Eastern
Time). Net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The International Equity Portfolio enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The net unrealized appreciation on forward contracts reflects the Portfolio's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

HIGH YIELD CORPORATE BOND PORTFOLIO

Forward foreign currency contract open at June 30, 1997:

                                                                          VALUE ON
                                                      CONTRACT             TRADE            CURRENT         UNREALIZED
                                                       AMOUNT               DATE             VALUE         APPRECIATION
                                                    --------------       ----------       ----------       -------------
FOREIGN CURRENCY SALE CONTRACT
---------------------------------------------------
Deutsche Mark, expiring 8/27/97....................  DM     521,798      $   315,000      $   300,731       $     14,269
                                                                                                             ===========

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at June 30, 1997:

                                                                          VALUE ON                           UNREALIZED
                                                       CONTRACT             TRADE          CURRENT          APPRECIATION/
                                                        AMOUNT              DATE            VALUE          (DEPRECIATION)
                                                    --------------       ----------       ----------       -------------
FOREIGN CURRENCY SALE CONTRACTS
---------------------------------------------------
Australian Dollar, expiring 7/7/97 - 9/3/97........ A$     1,815,000     $ 1,394,981      $ 1,360,293       $     34,688
Deutsche Mark, expiring 7/7/97 - 10/20/97.......... DM    24,170,424      14,272,666       13,900,794            371,872
French Franc, expiring 8/18/97..................... FF     6,600,000       1,136,377        1,127,940              8,437
Italian Lira, expiring 8/1/97...................... IL 3,060,000,000       1,778,225        1,796,220            (17,995)
Japanese Yen, expiring 7/7/97 - 10/28/97........... Y  1,129,744,163       9,365,734        9,943,945           (578,211)
New Zealand Dollar, expiring 7/23/97............... N$     1,265,000         869,561          856,820             12,741
Norwegian Krone, expiring 7/21/97.................. NK     4,250,000         599,887          580,992             18,895
Spanish Peseta, expiring 8/1/97.................... SP   142,000,000         968,360          965,884              2,476
Swiss Franc, expiring 9/29/97 - 10/10/97........... CF     6,862,000       4,812,769        4,763,097             49,672
                                                                                                             -----------
                                                                                                                 (97,425)
                                                                                                             -----------
FOREIGN CURRENCY BUY CONTRACTS
---------------------------------------------------
Australian Dollar, expiring 7/7/97................. A$       500,000          390,465          374,621           (15,844)
Canadian Dollar, expiring 7/16/97.................. C$     1,893,780        1,372,106        1,374,276             2,170
Deutsche Mark, expiring 7/7/97 - 9/29/97........... DM    20,379,196       11,919,605       11,723,080          (196,525)
French Franc, expiring 8/18/97..................... FF     2,885,000          506,460          493,046           (13,414)
Italian Lira, expiring 8/1/97...................... IL 1,340,000,000          782,692          786,580             3,888
Japanese Yen, expiring 7/7/97 - 10/28/97........... Y    905,886,673        7,479,629        7,980,980           501,351
Norwegian Krone, expiring 7/21/97.................. NK     2,878,000          406,514          393,434           (13,080)
Pound Sterling, expiring 7/7/97.................... L        705,000        1,150,028        1,173,084            23,056
Spanish Peseta, expiring 8/1/97.................... SP   134,000,000          920,077          911,468            (8,609)
Swiss Franc, expiring 7/10/97 - 10/10/97........... CF     6,185,000        4,315,978        4,262,343           (53,635)
                                                                                                             -----------
                                                                                                                 229,358
                                                                                                             -----------
Net Appreciation...................................                                                         $    131,933
                                                                                                             ===========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the

                                                   MAINSTAY VP SERIES FUND, INC.

Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Portfolios' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of International Equity Portfolio are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

INTERNATIONAL EQUITY PORTFOLIO

Foreign cash held at June 30, 1997:

                      CURRENCY                                     COST                VALUE
    ---------------------------------------------                --------             --------
Australian Dollar            A$                10,385           $    7,970           $    7,781
Austrian Schilling           AS               159,634               13,253               13,020
Deutsche Mark                DM                31,184               18,268               17,895
French Franc                 FF               241,008               41,411               41,051
Hong Kong Dollar             HK                44,160                5,703                5,700
Italian Lira                 IL            55,846,875               33,280               32,838
Japanese Yen                 Y                595,941                5,148                5,208
Malaysian Ringgit            MK                 2,400                  954                  951
Netherland Guilder           NG                10,138                5,289                5,174
New Zealand Dollar           N$                 7,833                5,402                5,309
Norwegian Krone              NK                78,200               11,080               10,682
Pound Sterling               L                265,767              425,240              442,319
Singapore Dollar             S$                 1,493                1,043                1,044
Spanish Peseta               SP            58,580,964              401,572              398,292
Swiss Franc                  CF               645,764              448,175              442,941
                                                                ----------           ----------
                                                                $1,423,788           $1,430,205
                                                                ==========           ==========

                                      (H)

MORTGAGE DOLLAR ROLLS. The Funds enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Funds are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Funds maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Funds at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Portfolio does not have the right to demand that such securities be registered. The Portfolio may not invest more than 10% of its net assets in illiquid securities.

                                                   MAINSTAY VP SERIES FUND, INC.

Restricted securities held at June 30, 1997:



                                                                       SHARES/                                          PERCENT
                                                    ACQUISITION       PRINCIPAL                         6/30/97            OF
SECURITY                                               DATE             AMOUNT            COST           VALUE         NET ASSETS
-------                                             ---------        -----------       --------        --------        ---------
GPA Group, PLC
 Preferred Stock...............................        3/6/96            1,000,000     $  328,750      $  515,000          0.2%
Kronos International, Inc.
 5.051%, due 12/31/50..........................       2/25/97          DM  446,639        243,744         246,054          0.1
Titan Tire Corp.
 7.00%, due 2/11/00............................       6/24/97        $   6,000,000      5,745,534       5,745,000          1.9
World Airways, Inc.
 10.25%, due 2/15/03...........................        4/4/97        $   2,429,373      2,334,478       2,356,492          0.8
                                                                                       ----------      ----------          ---
                                                                                       $8,652,506      $8,862,546          3.0%
                                                                                       ==========      ==========          ===

------------
DM--Deutsche Mark

                                      (J)

SECURITIES LENDING. The Funds may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds receive compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

                                      (K)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (L)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (M)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Convertible Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $46,000. Such costs are being amortized beginning with the commencement of operations on October 1, 1996. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (N)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (O)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                     (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

NYLIAC is Administrator for the Company.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Capital Appreciation Portfolio........................................................       .36%            .20%
Cash Management Portfolio.............................................................       .25%            .20%
Convertible Portfolio.................................................................       .36%            .20%
Government Portfolio..................................................................       .30%            .20%
High Yield Corporate Bond Portfolio...................................................       .30%            .20%
International Equity Portfolio........................................................       .60%            .20%
Total Return Portfolio................................................................       .32%            .20%
Value Portfolio.......................................................................       .36%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%
Indexed Equity Portfolio..............................................................       .10%            .20%

                                                   MAINSTAY VP SERIES FUND, INC.

The Administrator has voluntarily agreed to assume the operating expenses of Convertible, High Yield Corporate Bond, International Equity and Value Portfolios through December 31, 1997, which on an annualized basis exceed the percentages indicated below.

Convertible Portfolio...................................................................................   .73%
High Yield Corporate Bond Portfolio.....................................................................   .67%
International Equity Portfolio..........................................................................   .97%
Value Portfolio.........................................................................................   .73%

In connection with such expense limitation, the Administrator assumed certain of the expenses of these Portfolios for the period ended June 30, 1997 as shown on the Statement of Operations.

The Capital Appreciation, Cash Management, Government, Total Return, Bond, Growth Equity and Indexed Equity Portfolios will not have an expense limitation in 1997.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (D)

CAPITAL. At June 30, 1997 NYLIAC held shares of the following Portfolio with a net asset value as follows:

Convertible Portfolio..............................................................................     $10,884,854

This value represents 36.4% of the net assets of the Convertible Portfolio at period end.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the period ended June 30, 1997 these fees were as follows:

Capital Appreciation Portfolio.........................................................................     $11,279
Cash Management Portfolio..............................................................................       2,727
Convertible Portfolio..................................................................................         418
Government Portfolio...................................................................................       1,584
High Yield Corporate Bond Portfolio....................................................................       5,039
International Equity Portfolio.........................................................................         781
Total Return Portfolio.................................................................................       7,375
Value Portfolio........................................................................................       2,925
Bond Portfolio.........................................................................................       4,920
Growth Equity Portfolio................................................................................      12,582
Indexed Equity Portfolio...............................................................................       5,352

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                                                    CAPITAL LOSS                         CAPITAL LOSS
                                                                  AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                                  ----------------    -------------     --------------
Capital Appreciation Portfolio..................................         2002             $2,010
                                                                         2003              3,133
                                                                                          ------
                                                                                          $5,143            $2,008
                                                                                          ======            ======
Cash Management Portfolio.......................................         2003             $    1
                                                                         2004                  1
                                                                                          ------
                                                                                          $    2            $    0
                                                                                          ======            ======
Government Portfolio............................................         2002             $3,261
                                                                         2004              1,523
                                                                                          ------
                                                                                          $4,784            $   53
                                                                                          ======            ======
International Equity Portfolio..................................                          $    0            $  186
                                                                                          ======            ======
Total Return Portfolio..........................................         2002             $3,048            $  131
                                                                                          ======            ======
Bond Portfolio..................................................         2002             $1,786            $    0
                                                                                          ======            ======

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Portfolio Securities Loaned:
--------------------------------------------------------------------------------

At June 30, 1997, the Government Portfolio and Total Return Portfolio had portfolio securities with a fair market value of $12,462,454 and $26,579,288, respectively, on loan to broker-dealers and government securities dealers. With respect to these securities loaned, the Portfolios received collateral with a fair market value of $12,856,794 and $27,700,606, respectively.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1997, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                      CAPITAL APPRECIATION             CONVERTIBLE                 GOVERNMENT
                                                            PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                     PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES
                                                     -------------------------------------------------------------------------------
U.S. Government Securities.......................... $     --      $      --     $     --      $      --     $ 83,985      $ 100,892
All others..........................................  141,785         72,762       22,122         12,573       21,386          3,483
                                                     -------------------------------------------------------------------------------
Total............................................... $141,785      $  72,762     $ 22,122      $  12,573     $105,371      $ 104,375
                                                     ===============================================================================

                                                          GROWTH EQUITY              INDEXED EQUITY
                                                            PORTFOLIO                   PORTFOLIO
                                                     PURCHASES       SALES       PURCHASES       SALES
                                                     ---------------------------------------------------
U.S. Government Securities.......................... $     --      $      --     $     --      $      --
All others..........................................  339,534        300,749       77,588          3,180
                                                     ---------------------------------------------------
Total............................................... $339,534      $ 300,749     $ 77,588      $   3,180
                                                     ===================================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1997 and the year ended December 31, 1996 were as follows:

                                                           CAPITAL
                                                        APPRECIATION            CASH MANAGEMENT            CONVERTIBLE
                                                          PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                      1997        1996         1997         1996        1997       1996(a)
                                                     ---------------------------------------------------------------------
Shares sold.........................................   3,903      12,007      140,649      237,105       1,287         494
Shares issued in reinvestment of dividends and
  distributions.....................................       0(b)       18        2,995        4,586           1          17
                                                     ---------------------------------------------------------------------
                                                       3,903      12,025      143,644      241,691       1,288         511
Shares redeemed.....................................    (649)       (416)    (124,373)    (211,181)        (48)         (5)
                                                     ---------------------------------------------------------------------
Net increase (decrease).............................   3,254      11,609       19,271       30,510       1,240         506
                                                     =====================================================================

                                                        GROWTH EQUITY           INDEXED EQUITY
                                                          PORTFOLIO                PORTFOLIO
                                                      1997        1996         1997         1996
                                                     ---------------------------------------------
Shares sold.........................................   2,503       3,863        4,420        7,431
Shares issued in reinvestment of dividends and
  distributions.....................................       8       3,968           80          363
                                                     ---------------------------------------------
                                                       2,511       7,831        4,500        7,794
Shares redeemed.....................................  (1,503)     (2,346)        (122)      (1,657)
                                                     ---------------------------------------------
Net increase (decrease).............................   1,008       5,485        4,378        6,137
                                                     =============================================

------------
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) Less than 1,000 shares.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

          HIGH YIELD                INTERNATIONAL
        CORPORATE BOND                 EQUITY                  TOTAL RETURN                   VALUE               BOND
           PORTFOLIO                  PORTFOLIO                  PORTFOLIO                  PORTFOLIO           PORTFOLIO
    PURCHASES       SALES      PURCHASES       SALES      PURCHASES       SALES      PURCHASES       SALES      PURCHASES  SALES
------------------------------------------------------------------------------------------------------------------------------------
    $  9,931      $   3,999    $     --      $      --    $184,900      $ 178,657    $     --      $      --    $146,698   $ 181,020
     236,413        136,709       9,067         14,808      98,248         57,554      84,687         36,152     150,806     117,258
------------------------------------------------------------------------------------------------------------------------------------
    $246,344      $ 140,708    $  9,067      $  14,808    $283,148      $ 236,211    $ 84,687      $  36,152    $297,504   $ 298,278
====================================================================================================================================

                             HIGH YIELD           INTERNATIONAL
       GOVERNMENT          CORPORATE BOND            EQUITY             TOTAL RETURN              VALUE                 BOND
        PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
     1997       1996       1997       1996       1997       1996       1997       1996       1997       1996       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
       449      1,887      8,174     12,714        534      1,777      2,349      8,197      3,685      6,418        783      1,940
        --        479        160      1,061         47        168         --        459         61        217         --      1,117
-----------------------------------------------------------------------------------------------------------------------------------
       449      2,366      8,334     13,775        581      1,945      2,349      8,656      3,746      6,635        783      3,057
      (957)    (1,219)    (1,396)      (225)    (1,231)      (140)      (645)      (494)      (544)       (83)    (1,611)    (2,923)
-----------------------------------------------------------------------------------------------------------------------------------
      (508)     1,147      6,938     13,550       (650)     1,805      1,704      8,162      3,202      6,552       (828)       134
===================================================================================================================================

               This is a report for the general information of NYLIAC Variable Universal Life policyowners. It must accom-panied or preceded by a current prospectus if it is given to anyone who is not an owner of a NYLIAC Variable Universal Life policy. This Report does not offer for sale or solicit orders to purchase securities.



               New York Life Insurance and Annuity Corporation
               (A Delaware Corporation)
               51 Madison Avenue
               New York, NY 10010



               Issued by:
               New York Life Insurance and Annuity Corporation



               Distributed by:
               NYLIFE Distributors Inc., Member NASD



               LOGO Printed on recycled paper


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